                                                                   EXHIBIT 10.47


EXECUTION COPY                                                      CONFIDENTIAL


CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.










                              FIBER LEASE AGREEMENT

                              dated April 26, 2002

                                     between

                     Metromedia Fiber Network Services, Inc.

                                       and

                          Williams Communications, LLC



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                                TABLE OF CONTENTS


ARTICLE 1.  DEFINITIONS..........................................................................1
ARTICLE 2.  TERMINATION OF FIBER LEASE...........................................................3
ARTICLE 3.  GRANT OF LEASE AND BUILDING ACCESS...................................................4
ARTICLE 4.  CONSIDERATION; FEES..................................................................6
ARTICLE 5.  DELIVERY AND ACCEPTANCE..............................................................8
ARTICLE 6.  COLLOCATION AND MAINTENANCE.........................................................11
ARTICLE 7.  AUTHORIZATIONS......................................................................11
ARTICLE 8.  Intentionally Omitted...............................................................11
ARTICLE 9.  INTERCONNECTION OF LESSEE'S SYSTEM..................................................11
ARTICLE 10. USE OF THE LESSEE FIBER.............................................................13
ARTICLE 11. PAYMENT TERMS.......................................................................14
ARTICLE 12. INDEMNIFICATION.....................................................................14
ARTICLE 13. INSURANCE...........................................................................15
ARTICLE 14. TAXES AND FRANCHISE, LICENSE AND PERMIT FEES........................................16
ARTICLE 15. NOTICE..............................................................................17
ARTICLE 16. CONFIDENTIALITY AND PUBLICITY.......................................................18
ARTICLE 17. DEFAULT.............................................................................19
ARTICLE 18. FORCE MAJEURE.......................................................................20
ARTICLE 19. ARBITRATION.........................................................................21
ARTICLE 20. ASSIGNMENT..........................................................................21
ARTICLE 21. RULES OF CONSTRUCTION...............................................................22
ARTICLE 22. REPRESENTATIONS AND WARRANTIES......................................................24
ARTICLE 23. LIMITATIONS OF LIABILITY............................................................25
ARTICLE 24. AUDIT RIGHTS........................................................................26
ARTICLE 25. IMPROPER PAYMENTS PROHIBITED........................................................26
ARTICLE 26. ENTIRE AGREEMENT; AMENDMENT; EXECUTION..............................................27



EXHIBITS:

EXHIBIT A FIBER TESTING SPECIFICATIONS
EXHIBIT B LESSEE FIBER AND MAPS
EXHIBIT C BUILDINGS
EXHIBIT D FORM OF AS-BUILTS
EXHIBIT E MFN DATA CENTERS
EXHIBIT F CONSTRUCTION SPECIFICATIONS


                                        i

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                                 LEASE AGREEMENT

            THIS LEASE AGREEMENT (this "Agreement") is made as of the 26 day of April, 2002, (the "Effective Date") by and between METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation ("MFN") and WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Lessee").

                                   BACKGROUND

A. MFN owns or controls metropolitan and intercity fiber optic communication systems located in the continental United States and Europe (collectively, the "MFN System");

B. MFN desires to grant to Lessee a lease ("Lease") in certain optical fibers in the MFN System and Lessee desires to accept a Lease in such fibers, all upon the terms and conditions set forth in this Agreement.

                               TERMS OF AGREEMENT

Accordingly, in consideration of the mutual promises set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1. DEFINITIONS

The following terms shall have the stated definitions in this Agreement.

"ACCEPTANCE DATE" means the date when Lessee delivers (or is deemed to have delivered) a notice of acceptance with respect to each delivery of Lessee Fiber and/or Buildings as further described in Section 5.3.

"AFFILIATE" means, with respect to any entity, an entity controlling, controlled by, or under common control with such entity by means of direct or indirect equity ownership or otherwise. As used in this Agreement, "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

"BUILDING" means any commercial building, central office, MFN Data Center or point-of-presence ("POP").

"BUILDING ACCESS" is defined as Lessee's use of a MFN-owned fiber optic lateral connection and termination facilities for the purpose of interconnecting the Lessee Fiber at a Building.



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"BUILDING ACCESS PAYMENT" is the monthly recurring fee payable by Lessee for
Building Access as set forth in Section 4.2.

"CONFIDENTIAL INFORMATION" shall have the meaning set forth in Section 16.1.

"COSTS" means actual and directly related costs accumulated in accordance with the established accounting procedure used by MFN or Lessee or their respective contractors or subcontractors, as the case may be, which costs include the following: (a) labor costs, including wages, salaries, benefits and overhead allocable to such labor costs (Lessee's or MFN's overhead allocation percentage shall not exceed the lesser of (i) the percentage such party allocates to its internal projects or (ii) one hundred and thirty percent (130%), and (b) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

"DATA CENTER ACCESS" refers to the interconnection of Lessee Fiber with an MFN Data Center.

"DELIVERY DATE" means each date MFN delivers or previously delivered Lessee Fiber and/or Buildings to Lessee, including, with respect to the Lessee Fibers, all test deliverables.

"DEMARCATION POINT" means the point where MFN's installation, maintenance and operation obligations terminate as further described in Article 9.

"DIVERSITY" means the provision of physically separated optical facilities that, when equipped with suitable optronics, are capable of providing an alternate transmission path without human or mechanical intervention. The alternate facilities shall, except at each Demarcation Point, have at least thirty (30) feet of separation in any direction and shall not be on the same poles, towers, river crossings, bridges, viaducts, elevated walkways, or similar structures.

"EQUIPMENT" means Lessee's electronic, optronic and power equipment necessary for the operation of the Lessee Fiber.

"EXPIRATION DATE" shall have the meaning set forth in the definition of "Term" below.

"FACILITY OWNERS/LENDERS" means any entity (other than MFN): (a) owning any portion of the System or any property or security interest therein, (b) leasing to MFN, or providing an Lease to MFN in, any portion of the System, or (c) that is a lender (including any party holding legal title or a security interest in the MFN System as a lessor or a creditor) with respect to MFN or any Affiliates of MFN.

"FIBER ACCEPTANCE TESTING" shall have the meaning set forth in Section 5.3(a).

"FIBER TESTING SPECIFICATIONS" are set forth in Exhibit A.




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"LESSEE FIBER" shall have the meaning set forth in Section 3.1.

"MFN DATA CENTER" refers to the Internet data centers (f/n/a AboveNet data centers and not including any locations owned by PAIX.net) owned or controlled by MFN and listed in Exhibit E.

"PRODUCT ORDER" is defined in Section 3.4.

"RELEASED PARTY" means each of the following:

         (a) any Affiliates of the other party and any Facility Owners/Lenders;

         (b) any employee, officer, director, stockholder, partner, member, or trustee of the other party or of its Affiliates or Facility Owners/Lenders; or

         (c) assignees of the entities included in the above subparagraphs (a) or (b) and any employee, officer, director, stockholder, partner, member, or trustee of such assignees.

"RIGHT-OF-WAY AUTHORIZATIONS" means any underlying agreements, easements, permits, or licenses, by which MFN obtains rights to perform its obligations hereunder with respect to the MFN System, Buildings and Lessee Fiber from:

         (a) underlying owners of real or personal property, or right-of-way holders,

         (b) grantors of IRU or other rights or licenses with respect to all or a portion of its System,

         (c) parties granting duct usage and pole attachment rights, and

         (d) any governmental authority (including franchising agencies, environmental regulation agencies, and public utility commissions).

"SPLICE POINT" is defined in Section 9.2.

"TERM" begins on the Effective Date and expires 20 years after the latest Acceptance Date (the "Expiration Date") under this Agreement.

"UNRESTRICTED FIBER" is defined in Section 20.3(b).

ARTICLE 2. TERMINATION OF FIBER LEASE

This Agreement cancels and replaces the Fiber Lease Agreement dated September 16, 1999 between the parties covering the MFN System, including all amendments thereto (the "Fiber



                                       3
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Lease"). Immediately upon the Effective Date, the Fiber Lease is terminated and of no further force and effect.

ARTICLE 3. GRANT OF LEASE AND BUILDING ACCESS

3.1 LESSEE FIBER. Unless otherwise converted to an IRU pursuant to Section 3.6, MFN grants to Lessee a Lease in 43,040 fiber miles in the MFN System (the "Lessee Fiber") for a period of 20 years beginning on the Acceptance Date for each segment. Such Lessee Fiber is identified by segment in Exhibit B. MFN shall provide Lessee with maps sufficiently depicting the routes of the Lessee Fiber within 60 days of the Effective Date. To the extent the Acceptance Date for any Lessee Fiber has not occurred as of the Effective Date, MFN has the obligation to design, engineer, install, and construct or acquire such Lessee Fiber. Unless otherwise accepted by Lessee, all Lessee Fiber shall provide Diversity. Lessee agrees to pay the fees set forth in Section 4.1 for the Lessee Fibers.

[******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
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*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************]

3.2 LEASE LIMITATIONS. The Lease granted to Lessee hereunder and any rights granted by Lessee to third party users, are subject to all Right-of-Way Authorizations applicable to the MFN System and the Buildings. Lessee will adhere to the requirements of all such Right-of-Way Authorizations. The Lease of the Lessee Fiber hereunder does not convey any legal title to any real or personal property, including the fibers, cable, or the MFN System. This Lease does not include any Equipment used to transmit capacity over, or to "light," the Lessee Fiber.

3.3 BUILDING ACCESS. MFN will provide Building Access to the Buildings listed in Exhibit C. To the extent the Lessee Fiber does not terminate at the Buildings listed in Exhibit C as of the Effective Date, MFN has the obligation to design, engineer, install, and construct or acquire fiber and terminate such fiber at such Buildings. All such terminations established by MFN shall comply with the relevant Fiber Testing Specifications (including the splice loss and optical fiber specifications) set forth in Exhibit A and with relevant telecommunications industry practices. MFN shall use commercially reasonable efforts to provide all Building terminations with Diversity. In the event that a termination in a Building does not have Diversity, then MFN shall give notice to Lessee and the reduction in the Building Access Payment set forth in Section 4.2(c)





                                       4
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shall apply to such termination. Lessee agrees to pay the Building Access
Payment set forth in Section 4.2 for Building Access.

3.4 ADDITIONAL BUILDINGS. Except as provided in Section 3.5, below, MFN is only obligated to provide Building Access at those locations listed in Exhibit C. However, at any time during the Term, Lessee may request that MFN connect the Lessee Fibers to additional Buildings under the terms and conditions of this Agreement. Within 15 days of Lessee's request, if accepted, MFN will provide Lessee with its then-current order form specifying the Building Access Payment, any non-recurring charges (as set forth in Section 4.3), and the anticipated Delivery Date of the requested Building (each such order form a "Product Order"). Lessee must sign the Product Order and return to MFN within 15 days. All future Product Orders signed by both parties are governed by and incorporated by reference into this Agreement.

Alternatively, if MFN rejects the Building request or Lessee rejects the Product Order, Lessee has the option of either:

(a) requesting that MFN participate with Lessee in a joint construction effort to make such interconnection pursuant to a separate agreement negotiated between the parties that shall not require a Building Access Payment; or

(b) requesting that MFN construct the lateral connection as Lessee's contractor pursuant to a separate agreement negotiated between the parties. If MFN accepts, Lessee will own the lateral connection and related facilities and Lessee will pay the one time charge for the connection at Cost; or

(c) constructing and owning the lateral connection to the Building and interconnecting to the MFN backbone at a Splice Point in accordance with Section 9.2, below. Lessee, in its good faith discretion, may permit MFN to utilize Williams' interconnection facilities to connect to a Building. There is no Building Access Payment associated with Splice Point interconnection.

3.5 MANHATTAN BUILDING. Upon Lessee's request, MFN agrees to conduct a feasibility study, at Williams Communications sole cost and expense, to determine if MFN can provide connectivity from a manhole at the southeast corner of 11th Avenue and 27th Street (near 111 E. 8th St.) to Lessee's POP located at 601 W. 26th Street on the sixth floor and continuing from the POP to Lessee POP in 60 Hudson in New York, New York. If feasible, MFN will perform all necessary construction at Williams Communications' sole cost and expense.

3.6 CONVERSION TO IRU. At any time during the Term, upon the request of Lessee and Lessee's payment to MFN of the net present value of the Lease Payments and Building Access Payments calculated based upon a mutually agreed upon discount rate, MFN shall grant to Lessee an Indefeasible Right of Use to the Lessee Fibers and Building terminations equal to the remaining term of this Agreement.



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ARTICLE 4. CONSIDERATION; FEES

4.1 LEASE PAYMENTS. MFN represents that the fiber miles set forth in Exhibit B, are either the actual fiber miles (calculated as the route miles traversed by the Lessee Fiber multiplied by the number of Lessee Fibers on the route) or a bona fide estimate thereof, such estimate calculated utilizing OTDR distances less ten percent (10%). Lessee shall make monthly payments to MFN in advance during the Term, in an amount calculated as [*****] PER FIBER MILE PER MONTH ("Lease Payments") based on the fiber miles set forth in Exhibit B, beginning upon the Effective Date or on the Acceptance Date of the Lessee Fiber set forth in Exhibit B if later than the Effective Date.

4.2 BUILDING ACCESS PAYMENTS. Except as provided in Section 3.4, in exchange for Building Access at each Building, Lessee shall make Building Access Payments to MFN in advance.

         (a) The Building Access Payment is calculated as follows:

                     Total                                      Price per
                Number of fibers                                fiber per
                   terminated                                interconnection
                ----------------                             ---------------
                        [*                                         ****]
                        [*                                          ***]
                        [*                                          ***]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]
                        [**                                      ******]


         (b) The Building Access Payment for each termination in a Building is reduced by [***] for the period beginning on the Acceptance Date of the Building and ending on the first anniversary of such acceptance.




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            (c) If MFN does not offer Diversity in the termination to a
Building, the Building Access Payment for that Building shall be reduced by [***] (for a total of [***] for the first year) until such time as Diversity is provided, if ever.

            (d) Lessee may cancel a Building after 24 months of Building Access Payments for such Building by providing at least 30 days prior written notice to MFN, provided that Williams maintains a minimum of 40 Buildings during the Term.

            (e) The parties agree that MFN may splice up to a full ribbon of cable at each Building even if Lessee requests interconnection of less than 12 fibers. Lessee is not obligated to pay the Building Access Payment for any extra fibers spliced over and above the number of fibers ordered, and Lessee may still port such fibers under Section 3.1.

4.3. NON-RECURRING CHARGES. Upon Product Order execution, MFN will invoice and Lessee agrees to pay non-recurring charges agreed upon in the Product Order. Non-recurring charge will include:

            (a) MFN's Costs associated with splicing, testing and/or constructing laterals at new Buildings provided pursuant to Section 3.4:

            (b) Intra-building riser cabling and construction pursuant to
Section 5.6; and

            (c) MFN's Costs associated with Splice Point interconnection pursuant to Section 9.2.

4.4 ADDITIONAL CHARGES. MFN will invoice and Lessee agrees to pay for all other additional fees and charges contemplated by this Agreement or set forth in a signed Product Order for services.

4.5 PAYMENT TERMS. Building Access Payments and Lease Payments commence on the first day of the month beginning with the month after the Acceptance Date of the relevant Lessee Fiber and/or Building, except that the first payment shall include payment from the Acceptance Date to the last day of the month during which the Acceptance Date occurs, as well as payment for the first full month after the Acceptance Date. Lessee shall continue making such payments through the first day of the month in which the Expiration Date occurs, unless the Agreement is terminated prior to the Expiration Date as herein provided. All payments are payable in accordance with Article 11.

4.6 NO BUILDING ACCESS PAYMENTS AT POPS. MFN will not charge a Building Access Payment for termination within MFN POPs where Lessee is collocating with MFN, or at Lessee's POPs. In addition, provided that Lessee is making Building Access Payments in connection with any Building, Lessee shall have the right to route other interconnections through



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the Demarcation Point for such Building without paying any additional Building
Access Payment. To be sure, however, MFN is not obligated to provide Williams with any intra-building riser fiber to facilitate Lessee's other interconnections.

ARTICLE 5. DELIVERY AND ACCEPTANCE

5.1 DELIVERY. To the extent not already delivered by MFN and accepted by Lessee, MFN will use commercially reasonable efforts to deliver the Lessee Fiber and Buildings by the scheduled Delivery Date for each stated in Exhibit B and Exhibit C, respectively. In the event MFN anticipates a failure to deliver any of the Lessee Fiber or Buildings by the scheduled Delivery Date, the parties will designate representatives to meet and review the status of the delivery. If the scheduled Delivery Date for any segment of Lessee Fiber or a Building is in fact delayed, such delay will be considered a triggering event for the accrual of liquidated damages to the Lessee as follows:

         (a) Subject to subsections (b), (c) and (d) below, and provided the delay is not caused in whole or in part by Lessee, Lessee is entitled to a credit against monthly charges in an amount equal to $18 per fiber mile of the segment of Lessee Fiber for which the Delivery Date is delayed per month until such time as such segment is delivered, and a credit against monthly charges in an amount equal to $1,600 per delayed Building per month until delivered ("Liquidated Damages");

         (b) Liquidated Damages for each segment of Lessee Fibers is limited to 50% of the present value of the total monthly charges payable based on [******] per fiber mile (using a discount factor of 10%) associated with the fiber miles for the delayed segment. As an example, if a segment consisting of [***] fiber miles is delayed under the Agreement, the present value of monthly charges for that segment is [***********], and the total maximum Liquidated Damages payable to Lessee for the delayed segment, regardless of duration of delay is [***********]. Partial months of delay will be credited on a daily pro-rated basis;

         (c) Liquidated Damages for Lessee Fiber for all delays are limited to 25% of the then-current monthly invoicing of [******] per fiber mile to Lessee. As an example, if MFN is currently billing Lessee [********] per month, Lessee is entitled to a maximum of [********] per month in Liquidated Damages, regardless of the number of delayed segments;

         (d) Lessee may terminate the Agreement with respect a delayed segment of Lessee Fibers or a delayed Building upon 15 days prior written notice to MFN, unless and until delivery actually occurs. Upon termination, Liquidated Damages will cease to accrue for the terminated segments and/or Buildings, and MFN has no further payment obligations with respect to such segment.

         The parties agree that the Liquidated Damages represent a reasonable estimate of anticipated damages incurred by Lessee in the event of a delay of a segment of Lessee Fiber or a




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Building. The Liquidated Damages and termination of a segment with a reduction of payment obligations are the sole and exclusive remedies of the Lessee and the sole and exclusive liabilities of MFN with respect to a delivery delay, and provided each party has complied with the terms of this Section 5.1, under no circumstances will a delay in the Delivery Date for a segment of Lessee Fiber or a Building be considered a default.

5.2 OBLIGATION TO PROVIDE COMPLETION NOTICE. MFN shall promptly notify Lessee in writing of the date upon which MFN has completed connecting a Building.

5.3 ACCEPTANCE AND TESTING OF FIBERS

         (a) MFN TESTING. MFN shall give notice to Lessee at least 21 days prior to the date MFN intends to begin testing of Lessee Fiber ("Fiber Acceptance Testing"). Lessee shall have the right, but not the obligation, to have a representative present at such Fiber Acceptance Testing. MFN shall perform Fiber Acceptance Testing of the Lessee Fiber and provide test deliverables to Lessee in accordance with Exhibit A. The provisions of this Subsection 5.3 are intended to apply to the delivery of Lessee Fiber and the delivery of Buildings and the Acceptance Date for both are conditioned on the acceptance of such test results.

         (b) OBJECTIONS TO TEST RESULTS. Lessee shall have 21 calendar days after receipt of test deliverables to provide MFN written notice of any bona fide determination by Lessee that the Lessee Fiber does not meet the Fiber Testing Specifications. Such notice shall identify the specific data that indicate a failure or other specific reasons that such Lessee Fiber fail to meet the Fiber Testing Specifications.

         (c) RESPONSE TO OBJECTIONS. Upon receiving written notice from Lessee pursuant to Section 5.3(b), MFN shall either: (i) expeditiously take such action as shall be reasonably necessary to cause such portion of the Lessee Fiber to meet the Fiber Testing Specifications and then re-test the Lessee Fiber in accordance with the provisions of this Article; or (ii) provide Lessee written notice that MFN disputes Lessee's determination that the Lessee Fiber does not meet the Fiber Testing Specifications. After taking corrective actions and re-testing the Lessee Fiber, MFN shall provide to Lessee a copy of the new test deliverables and Lessee shall again have all rights provided in this Article with respect to such new test deliverables. The cycle described above of testing, taking corrective action and re-testing shall take place until the Lessee Fiber is accepted.

         (d) INDEPENDENT TESTING. If MFN provides notice to Lessee pursuant to Subsection 5.3(c)(ii), Lessee shall within five calendar days of such notice designate by written notice to MFN the names and addresses of three reputable and independent fiber optic testing companies. MFN shall designate one of such companies to conduct an independent re-test of the Lessee Fiber for the relevant Lessee Fiber. If, after such re-testing, the testing company determines that the Lessee Fiber so tested: (i) meet the Fiber Testing Specifications, then Lessee shall pay the testing company's charges for performing the testing and the Acceptance Date for



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the relevant Lessee Fiber shall be 21 calendar days after the date that MFN originally provided its test deliverables; or (ii) do not meet the Fiber Testing Specifications, then MFN shall pay the testing company's charges for performing the testing and shall perform the corrective action and re-testing set forth in Subsection 5.3(c)(i).

5.4 ACCEPTANCE. Unless Lessee provides a timely written objection pursuant to
Section 5.3, the Acceptance Date for each delivery occurs on the twenty-first calendar day after the Delivery Date, or, if earlier, the date Lessee (a) provides written acceptance of the Lessee Fiber or Building or (b) commences use of the Lessee Fiber or Building. Any failure by Lessee to accept or reject the Lessee Fiber within the 21-day period, or any use of the Lessee Fiber by Lessee Fiber for any purpose other than testing, constitutes acceptance for purposes of this Agreement and Lessee is deemed to have accepted upon such use or on the 22nd day after the Delivery Date.

5.5 AS-BUILT DRAWINGS. MFN will provide to Lessee, within 180 days of the Acceptance Date, as-built drawings of Lessee Fiber in the format described in Exhibit D to this Agreement.

5.6 INTRABUILDING EXTENSIONS. Lessee may elect to obtain either fiber optic or metallic (e.g., coaxial cable or copper twisted pair) extensions between a MFN Demarcation Point at a Building and another point within the same Building. Upon written request for either such extension setting forth the design and terminating location of such extension, MFN shall, at its sole discretion and in accordance with its then-standard order intervals, either (a) construct a Lessee-owned riser for a nonrecurring charge equal to its Cost; (b) designate at least one, but up to three, reputable MFN-approved contractors authorized to perform such work, in which case MFN shall have no responsibility for such extension and Lessee shall deal directly with any such contractor for Lessee-owned risers; or (c) provide MFN-owned riser at MFN's then-current charge. MFN shall reasonably cooperate with any such approved contractors selected by Lessee to allow them to perform such work.

5.7 USE OF PARTIALLY COMPLETED SEGMENT. If MFN has not delivered a segment or ring of Lessee Fiber by the scheduled Delivery Date, but some portions of the segment are available for use, MFN shall, upon request of Lessee, permit Lessee to use such available portions and Lessee shall pay a pro rata share of the lease payment with respect to the Lessee Fibers in such segment. In addition, in the event that Lessee elects to accept a portion of a segment of Lessee Fiber prior to the time that a complete segment or ring is available for use, the late fee payment set forth in Section 5.1 shall be reduced in proportion to the Lessee Fibers in the segment or ring being utilized.

5.8 EARLY DELIVERY. In the event that MFN has any Lessee Fibers available prior to the scheduled Delivery Date, MFN may give notice to Lessee, offering to deliver such Lessee Fibers prior to the scheduled Delivery Date therefore. Lessee shall advise MFN whether or not Lessee desires to begin using such Lessee Fibers prior to the scheduled Delivery Date. If Lessee elects to begin such use prior to the scheduled Delivery Date, the Term of such Lessee Fibers and payment obligations shall commence upon the actual Acceptance Date thereof.



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ARTICLE 6. COLLOCATION AND MAINTENANCE

Collocation, operation and maintenance of the Lessee Fiber is governed by the Collocation and Maintenance Agreement, dated contemporaneously with this Agreement.

ARTICLE 7. AUTHORIZATIONS

7.1 MAINTAINING AUTHORIZATIONS. MFN shall use commercially reasonable efforts to maintain, renew, or replace the Right-of-Way Authorizations during the Term. If MFN determines it is not commercially reasonable to maintain, renew or replace any of its existing Right-of-Way Authorizations during the Term, then MFN shall give notice to Lessee and shall cooperate with Lessee, at Lessee's written request, to attempt to maintain, renew or replace such Right-of-Way Authorizations, at Lessee's sole Cost. During the last three years of the Term, upon written notice from Lessee requesting such information, MFN shall promptly provide written notice of the status (including any potential or pending terminations or expirations) of Right-of-Way Authorizations relating to the Lessee Fiber, including but not limited to whether or not MFN intends to extend or renew any Right-of-Way Authorizations. In the event that during the Term any Right-of-Way Authorization expires or is terminated and is not replaced, Lessee shall have the right upon 30 days prior written notice to MFN, to terminate the Lease with respect to the Lessee Fiber affected by such expired or terminated Right-of-Way Authorization. Upon such termination, Lessee's obligation to make any Lease payments with respect to which the Lease has been terminated shall expire.

7.2 EXTENSION OF LEASE TERM. To the extent MFN has elected to maintain or extend or replace Right-of-Way Authorizations with respect to this Lease beyond the Term, Lessee may request an extension of the Term of such Lease, and MFN agrees to negotiate with Lessee with respect to such extension, but MFN shall have no obligation to grant any such extension.

ARTICLE 8. INTENTIONALLY OMITTED

ARTICLE 9. INTERCONNECTION OF LESSEE'S SYSTEM

9.1 GENERAL. After the Effective Date, Lessee has the right but not the obligation to request additional Buildings to be interconnected with the Lessee Fiber.

9.2 SPLICE POINTS. Except as limited by Section 9.3, MFN will provide Lessee with access to the MFN System backbone at mutually agreed upon manholes/handholes ("Splice Point(s)") for the purpose of interconnecting a Lessee-owned lateral connection to the Lessee Fiber. Upon acceptance of Lessee's request for a Splice Point, MFN, in its reasonable discretion, will select the closest serving manhole or handhole. Lessee must provide and install Lessee-owned manholes/handholes and/or conduit to the selected MFN manhole/handhole for Splice Point interconnection. MFN or an MFN-approved contractor will perform all interconnection work,



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including penetration of the MFN manholes/handholes, installation of the conduit, and pulling and maintaining the fiber optic cable between Lessee's facilities and the selected MFN manhole/handhole. All work in MFN manholes/handholes and splice enclosures, including splicing and manhole/handhole penetration, will be managed and supervised by MFN. MFN will then provide a ribbon tie cable between Lessee's facilities and MFN's selected manhole/handhole, and each party will perform splicing in its own manhole/handhole. MFN will invoice and Lessee agrees to pay all Costs associated with MFN's provision of Splice Points, including the cost of the ribbon tie cable. MFN shall allow Lessee to connect at agreed upon Splice Points at any time during the Term at no cost to Lessee other than those provided hereinabove.

9.3 DATA CENTER ACCESS. MFN Data Center Access is restricted to Lessee's provision of dedicated private line transport services to Lessee's customers. Under no circumstances is Lessee permitted to sell IP transit services or dedicated dark fiber transactions that originate or terminate in an MFN Data Center, unless permitted pursuant to a separate agreement with MFN. MFN reserves the right to inspect Lessee's use of a MFN Data Center at any time, 24 hours per day, after reasonable notice to Lessee. Any violation of this section is deemed a material breach of the Agreement. Nothing herein shall restrict Lessee from providing any and all services to Lessee customers in separate space located outside or within the same building as the MFN Data Center.

Collocation within a MFN Data Center facility is pursuant to separate collocation license agreement executed between the Parties.

9.4 DEMARCATION POINT.

         (a) BUILDINGS. The Demarcation Point for a Building shall be at:

                  (i) MFN's fiber patch panel, the DSX-N panel (as designated by MFN), a splice enclosure in the basement or MFN closest serving manhole serving the Building; provided, however, that MFN agrees to provide conduit connectivity to Lessee at all non-ILEC Buildings; or

                  (ii) the demarcation point mandated by the agreement between Lessor and the ILEC; and, to the extent Lessor is later allowed to install or access a fiber patch panel or DSX-N panel inside of the Building, such point shall become the Demarcation Point if mutually agreeable and Lessor agrees to deliver Lessee's Fiber to such point.

(b) SPLICE POINTS. The Demarcation Point for each Splice Point is at the Lessee-provided manhole/handhole unless otherwise agreed upon by the parties.

9.5 ADDITIONAL LIMITATIONS ON INTERCONNECTION RIGHTS. Lessee's exercise of the interconnection right set forth in Section 9.2 shall be subject to any
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MFN's Right-of-Way Authorizations. Lessee may not establish an interconnection that MFN, in its reasonable discretion (applied without unreasonable discrimination with respect to interconnections made by MFN or third parties), determines is likely to materially and adversely affect the MFN System.

9.6 FACILITIES OWNERSHIP AND CONTROL. Lessee shall retain ownership of any portion of facilities on its side of the Demarcation Point during the Term of this Agreement and MFN shall have no obligation to maintain, repair, relocate, or monitor such Lessee facilities (including any fiber drop facilities established pursuant to Section 9.3). Lessee shall not access a splice, splice box, splice vault, or similar facility interconnecting with MFN's System. MFN shall perform any work required with respect to such splice facilities and may invoice Lessee for the Cost of performing such work at the request of Lessee (except to the extent the work relates to the termination in a Building).

9.7 LESSEE RESPONSIBILITY. Subject to the provisions herein, Lessee shall be responsible for obtaining the rights required and for all costs of:

         (a) obtaining rights of way within or beyond MFN's Right-of-Way Authorizations;

         (b) obtaining building access, entry rights, ducts, or riser cables to interconnect in buildings or any access beyond MFN's Demarcation Point with respect to a Building;

         (c) providing all Equipment and MFN-approved materials to construct and install each interconnection, including cables and conduit and any labor charges associated therewith; and

         (d) bringing facilities to and connecting them with MFN's System.

9.8 THIRD PARTY RELATIONS. If necessary, and where applicable, MFN shall assist Lessee, at Lessee's Cost, in obtaining from any land or building owner, MFN, or private or governmental right-of-way owner, any rights required to access and exit interconnection points. Lessee shall use reasonable efforts to avoid damaging the relationships between MFN and such third parties.

ARTICLE 10.  USE OF THE LESSEE FIBER

10.1 OBLIGATION TO COMPLY WITH LAWS; EXCLUSIVE USE. Lessee shall comply in all material respects with all applicable government codes, ordinances, laws, rules, regulations, Right-of-Way Authorizations and/or restrictions in its use of MFN's System. Subject to Article 20, Lessee may use the Lessee Fiber for any lawful telecommunications purpose. MFN shall have no right to use Lessee Fiber during the Term of this Agreement.

10.2 SYSTEM DAMAGE. MFN and Lessee shall promptly notify each other of any matters pertaining to any damage or impending damage to or loss of the MFN System that are known to



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such party. Lessee shall take all commercially reasonable precautions against, and shall assume liability, subject to the terms herein, for, any damage caused by it to the MFN System. Lessee shall not use the Lessee Fiber in a way that interferes in any material way with or materially adversely affects the use of any fibers of MFN or the MFN System.

10.3 REGULATORY COOPERATION. Each party shall cooperate with and support the other in complying with any requirements applicable to the MFN System imposed by any governmental or regulatory agency or authority.

10.4 LIENS. Lessee shall not cause or permit any part of the MFN System to become subject to any mechanics lien, materialmans lien, vendors lien, or any similar lien whether by operation of law or otherwise. If Lessee breaches its obligations under this Section, it shall immediately notify MFN in writing, shall promptly cause such lien to be discharged and released of record without cost to MFN, and shall indemnify MFN against all costs and expenses (including reasonable attorney's fees and court costs at trial and on appeal) incurred in discharging and releasing such lien.

ARTICLE 11. PAYMENT TERMS

11.1 TIME AND METHOD OF PAYMENT. Monthly payments for Lease Fiber and Buildings shall be made by wire transfer, to the account designated on the invoice of MFN, within thirty (30) days of the delivery of such invoice. Except as otherwise set forth in this Agreement, all other amounts due hereunder shall be paid within 30 calendar days of the invoice delivery date. Except as otherwise provided, payments may be made by check or draft of immediately available funds delivered to the address designated in writing by the other party (e.g., in a statement or invoice) or, failing such designation, to the address for notice provided pursuant to Section 15.1. Except as set forth herein, a party may issue an invoice after incurring any costs subject to reimbursement by the other party or after the time period during which a charge accrues.

11.2 LATE PAYMENT CHARGES. If Lessee fails to make any payment under this Agreement when due, such unpaid amounts shall accrue interest, from the date such payment is due until paid, including accrued interest, at the lower of eighteen percent (18%) annual interest or the highest percentage allowed by law.

11.3 MONTHLY NETTING AGREEMENT. Notwithstanding anything to the contrary contained herein, that certain Monthly Netting Agreement between the parties dated October 30, 2001 shall govern payments made under this Agreement for the term of such Monthly Netting Agreement.

ARTICLE 12. INDEMNIFICATION

12.1 INDEMNITY OBLIGATION. Each party shall indemnify, defend, protect and hold harmless the other party, its employees, officers, directors, agents, shareholders, affiliates, Facility



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Owners/Lenders, and other parties to Right-of-Way Authorizations that are entitled to indemnity by such indemnifying party, from and against, and assumes liability for:

(a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorney's fees and costs), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of the indemnifying party, its officers, employees, servants, affiliates, agents or contractors in connection with its performance under this Agreement; and

(b) Any claims, liabilities or damages arising out of any violation by the indemnifying party of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement.

12.2 NO LIMITATION ON CLAIMS AGAINST OTHER PARTIES. Except as set forth herein, and subject to the terms of any underlying agreements between MFN and any third person, nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third person, including indirect, special or consequential damages, based on any acts or omissions of such third person as such acts or omissions may affect the construction, operation or use of the Lessee Fiber; provided, however, that each party hereto shall assign such rights of claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third person.

ARTICLE 13. INSURANCE

13.1 OBLIGATION TO OBTAIN. During the Term of this Agreement, the parties shall each obtain and maintain not less than the following insurance:

(a) Commercial General Liability Insurance, including coverage for sudden and accidental pollution legal liability, with a combined single limit of $10,000,000 for bodily injury and property damage per occurrence and in the aggregate; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

(b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than $1,000,000 each accident. If a party is to perform work in Nevada, North Dakota, Ohio, Washington, Wyoming, or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

(c) Automobile Liability Insurance with a combined single limit of $2,000,000 for bodily injury and property damage per occurrence, to include coverage for all owned, non-owned, and hired vehicles; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.



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The limits set forth above are minimum limits and shall not be construed to limit the liability of either party.

13.2 POLICY REQUIREMENTS. Each party shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency. The other party, its Affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extent of such indemnification. Each party shall provide the other party with an insurance certificate confirming compliance with the insurance requirements of this Article. The insurance certificate shall indicate that the other party shall be notified not less than 30 calendar days prior to any cancellation or material change in coverage. If either party provides any of the foregoing coverages through a claims made policy basis, that party shall cause such policy or policies to be maintained for at least three years beyond the expiration of this Agreement.

13.3 WAIVER OF SUBROGATION. The parties shall each obtain from the insurance companies providing the coverages required by this Agreement a waiver of all rights of subrogation or recovery in favor of the other party and, as applicable, its members, managers, shareholders, Affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement to the extent of such indemnity.

13.4 BLANKET POLICIES; SELF-INSURANCE. Nothing in this Agreement shall be construed to prevent either party from satisfying its insurance obligations pursuant to this Agreement (a) under a blanket policy or policies of insurance that meet or exceed the requirements of this Article or (b) with respect to the insurance required in Sections 13.1(b) and (c), with the consent of the other party, which consent shall not be unreasonably withheld, self-insurance.

ARTICLE 14. TAXES AND FRANCHISE, LICENSE AND PERMIT FEES

14.1 OBLIGATIONS TO PAY RIGHT-OF-WAY CHARGES AND TAXES. The parties acknowledge that a material premise of this Agreement is that during the Term, MFN shall obtain, and use commercially reasonable efforts to maintain, its Right-of-Way Authorizations at its own cost. MFN shall timely pay any and all (a) taxes, franchise, license and permit fees based on the physical location of the MFN System, and/or the construction thereof in or on public roads, highways or rights-of-way; and (b) Right-of-Way Authorization payments applicable to the System. Notwithstanding the foregoing, Lessee shall pay any taxes, franchise, license and permit fees based upon its Lease or use of Lessee Fiber. Failure to pay such taxes or payments by the party responsible therefor, which continues after seven (7) calendar days written notice thereof by the other party, shall authorize, but not obligate, the other party to make such payments and responsible party shall reimburse the other party for such payments promptly upon demand together with interest at the rate set forth in Section 14.2 from the date that the other party made such payment until reimbursed by the responsible party.




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14.2 OBLIGATION TO TIMELY PAY TAXES BASED ON REVENUES. Except as set forth in
Section 14.1, Lessee shall pay any and all sales, use, income, gross receipts or other taxes assessed based upon revenues Lessee receives due to its use of the Lessee Fiber.

14.3 RIGHT TO CONTEST TAXES. Notwithstanding any provision herein to the contrary, a party shall have the right by appropriate proceedings brought in good faith to protest the imposition and/or amount of any taxes or franchise, license or permit fees imposed on or assessed against it. In such event, the protesting party shall indemnify and hold the other party harmless from any expense, legal action or cost, including reasonable attorney's fees, resulting from the protesting party's exercise of its rights hereunder.

14.4 PROHIBITION ON AGREEMENTS AFFECTING OTHER PARTY. Without the prior consent of Lessee, MFN shall not enter into any agreement that would have the effect of obligating Lessee to pay additional taxes or franchise, license or permit fees unless such agreement is required by a government or agency thereof in connection with the grant of a franchise, license, permit or similar governmental requirement or required pursuant to a Right-of-Way Authorization.

ARTICLE 15. NOTICE

15.1 ADDRESSES. Unless otherwise provided herein, all notices and communications concerning this Agreement shall be addressed to the other party as follows:

If to Lessee:                       Williams Communications, LLC
                                    Attn: Contract Management
                                    One Technology  Center, MD-6H
                                    Tulsa, Oklahoma 74103
                                    Facsimile:  (918) 547-0460

with a copy to:                     Williams Communications, LLC
                                    Attn:   Lease Administration
                                    One Technology Center, 8A
                                    Tulsa, OK 74103
                                    Facsimile:  (918) 547-2914

and                                 Williams Communications, LLC
                                    Attn: General Counsel
                                    One Technology Center, TC-15A
                                    Tulsa, Oklahoma 7415
                                    Facsimile:  (918) 547-2630



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If to MFN:                          Metromedia Fiber Network Services, Inc.
                                    360 Hamilton Avenue
                                    White Plains, New York 10601
                                    Attn:  President
                                    Facsimile:  (914) 421-7550

With a copy to:                     Metromedia Fiber Network Services, Inc.
                                    360 Hamilton Avenue
                                    White Plains, New York 10601
                                    Attn:  General Counsel
                                    Facsimile:  (914) 421-6793

or at such other address as may be designated in writing to the other party (a party may designate a separate address for delivery of invoices).

15.2 METHOD FOR DELIVERING NOTICES AND INVOICES. Unless otherwise provided herein, notices and invoices shall be in writing and sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or by facsimile, and shall be deemed served or delivered to the addressee or its office on the date of receipt acknowledgment, or if by facsimile, upon confirmation of transmission or if postal claim notices are given, on the date of its return marked "unclaimed," provided, however, that upon receipt of a returned notice marked "unclaimed," the sending party shall make reasonable effort to contact and notify the other party by telephone.

ARTICLE 16. CONFIDENTIALITY AND PUBLICITY

16.1 CONFIDENTIAL INFORMATION. The terms and conditions of this Agreement and all documents referenced herein, communications between the parties regarding this Agreement, information provided in connection with or pursuant to this Agreement or the service to be provided hereunder, as well as any financial or business information of either party are confidential ("Confidential Information"). Such Confidential Information shall be held in confidence, and the receiving party shall afford such Confidential Information the same care and protection as it affords generally to its own Confidential Information (which in any case shall be not less than reasonable care) to avoid disclosure to or unauthorized use by any third party. All Confidential Information shall remain the property of the disclosing party, shall be used by the receiving party only for its intended purpose, and such Confidential Information, including all copies thereof, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon the request of the disclosing party. Confidential Information shall not be reproduced except to the extent necessary to accomplish the purposes and intent of this Agreement, or as otherwise may be permitted in writing by the disclosing party. Notwithstanding anything contained herein to the contrary, neither party shall be required to keep confidential any information that (a) becomes publicly available other than through the actions or omissions of the



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receiving party; (b) is required to be disclosed pursuant to a governmental or judicial rule, order or regulation; (c) the recipient of the Confidential Information independently develops; (d) becomes available to the receiving party without restriction from a third party; (e) is required by its lender and is given to such lender on a confidential basis; or (f) is subject to "due diligence" review by a potential acquirer of a significant equity interest in it or its ultimate or intermediate parent company (a significant equity interest shall be an interest of at least 5% of the voting equity of a party or of securities having a market value of at least $100 million) and is given to such potential acquirer on a confidential basis.

16.2 PUBLICITY. Following the Effective Date, the parties shall coordinate and cooperate with each other when making public announcements or disclosures to any governmental entities related to the terms of this Agreement and each party shall have the right to promptly review, comment upon and approve (such approval not to be unreasonably withheld or delayed) any publicity materials, press releases or other public statements or disclosures to governmental entities by the other party that refer to, or that describe any aspect of this Agreement; provided, however, that no party shall have an approval right with respect to any public announcements or disclosures to any governmental entities which are, in the reasonable judgment of the party making such public announcement or disclosure, required by law.

ARTICLE 17. DEFAULT

17.1 PARTIAL TERMINATION UPON DEFAULT. Either party, upon written notice to the other party after the other party's default and the other party's failure to cure any default in the performance of any material obligation hereunder prior to the end of the applicable cure period, may terminate this Agreement as herein provided, provided that at the time of termination such default remains uncured:

         (a) MFN may terminate this Agreement, to the extent that Lessee is the defaulting party; and/or

         (b) Lessee may terminate this Agreement, to the extent that the default relates to the MFN System (or, at Lessee's election, with respect to any Lessee Fiber for which the Acceptance Date has not occurred as provided in Article 5), if MFN is the defaulting party.

17.2 SPECIFIC DEFAULT EVENTS. Events of default shall include but not be limited to: (a) the making of a general assignment for the benefit of the defaulting party's creditors; (b) the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against the defaulting party which is not dismissed within 90 calendar days thereafter; (c) the filing by the defaulting party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief; (d) any violation by Lessee of the restrictions set forth in Section 20.3.

17.3 CURE PERIOD. The cure period applicable to Section 17.1 shall be:





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         (a) with respect to a default in payment, the period ending ten (10)
business days after a written notice of such default is given;

         (b) with respect to any other default, the period ending 30 calendar days after a written notice of such default is given, provided, however, that if such default cannot with reasonable diligence be cured within such 30-day period, and such other party has commenced to effect a cure immediately upon receipt of such notice, and diligently pursues such cure, then such cure period will be extended for a period reasonably required to cure such default but in no event more than an additional 30 calendar days.

17.4 FAILURE TO CURE. Upon the failure by the defaulting party to timely cure any such default after notice thereof from the other party, the other party may, subject to the provisions of Section 19, take such action as it determines, in its sole discretion, to be necessary to correct the default, and pursue any legal remedies it may have under this Agreement, applicable law, or principles of equity relating to such breach.

17.5 WAIVER OF SPECIFIC DEFAULTS. Any event of default by the defaulting party may be waived under the terms of this Agreement at the other party's option. Any such waiver shall be in writing.

17.6 DISPUTED AMOUNTS. Notwithstanding the other provisions of this Article, failure to pay an amount subject to a bona fide dispute shall not be an event of default (until such dispute is resolved pursuant to Article 19 or otherwise) to the extent the disputed amount is (a) less than $100,000 or (b) paid into an escrow account of a nationally chartered domestic bank with offices in New York pending resolution of the dispute. The interest rate set forth in Section 11.2 shall apply to amounts so withheld or paid into escrow by one party and later awarded to the other party, but the party paying such amounts into escrow shall, upon closing of an escrow account, be entitled to any interest received from, and responsible for paying any fees charged by, the bank holding the escrow funds.

ARTICLE 18. FORCE MAJEURE

Neither party shall be in default under this Agreement with respect to any delay in such party's performance (other than the payment of monetary amounts due under this Agreement) caused by any of the following conditions: act of God, fire, flood, material shortage or unavailability not resulting from the responsible party's failure to timely place orders therefor, lack of transportation, government codes, ordinances, laws, rules, regulations or restrictions, war or civil disorder, or any other cause beyond the reasonable control of such party, provided that the party claiming relief under this Section shall promptly notify the other in writing of the existence of the event relied on and the cessation or termination of said event. The party claiming relief under this Section shall exercise commercially reasonable efforts to minimize the time for any such delay.



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ARTICLE 19. ARBITRATION

19.1 OBLIGATION TO ARBITRATE. Any dispute or disagreement relating to this Agreement or any matter arising between Lessee and MFN in connection with this Agreement which is not settled to the mutual satisfaction of Lessee and MFN within 30 calendar days from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration by a single arbitrator in Chicago, Illinois, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within fifteen calendar days, the American Arbitration Association shall select an arbitrator. The decision of the arbitrator shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the award otherwise provides.

19.2 EXCEPTIONS TO ARBITRATION OBLIGATION. The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.

ARTICLE 20. ASSIGNMENT

20.1 RESTRICTIONS ON ASSIGNMENT. Except as provided in the second sentence of this Section, neither party shall assign or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Either party shall have the right, without the other party's consent, to assign or otherwise transfer this Agreement in whole or in part as collateral to any lender or to any of its Affiliates or to any corporation into which it may be merged or consolidated or which purchases all or substantially all of its assets.

20.2 AGREEMENT BINDS SUCCESSORS. This Agreement and each of the party's respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors and permitted assigns. Any assignment or transfer shall be subject to the other party's rights under this Agreement and any assignee or transferee shall continue to perform the assigning party's obligations under this Agreement.



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20.3 RESTRICTION ON TRANSFER OF DARK FIBER RIGHTS.

         (a) MFN is providing the Lessee Fiber for Lessee's exclusive use. Lessee may not sublease, swap, assign, license, sublicense, sell or share the Lessee Fiber as "dark fiber", as such term is commonly understood in the telecommunications industry.


         (b)[******************************************************************
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20.4 FINANCING ARRANGEMENTS. Either party shall have the right, directly or through an Affiliate, to enter into financing arrangements (including secured loans, leases, sales with lease-back, or leases with lease-back arrangements, purchase-money or vendor financing, conditional sales transactions, or other arrangements) with one or more financial institutions, vendors, suppliers or other financing sources that, with respect to MFN, relate to the MFN System and, with respect to Lessee, relate to Lessee's Lease rights (and not to any property right in the MFN System or the Lessee Fiber).

ARTICLE 21. RULES OF CONSTRUCTION

21.1 GOVERNING LAW. This Agreement shall be deemed a New York agreement and shall be governed by and construed in accordance with the domestic laws of the State of New York applicable to New York agreements, without reference to its choice of law principles.

21.2 INTERPRETATION. The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require. References to "person" or "entity" each include natural persons and legal entities, including corporations, limited liability companies, partnerships, sole proprietorships, business divisions, unincorporated associations, governmental entities, and any entities entitled to bring an action in, or that are subject to suit in an action before, any state or federal court of the United States. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." "Days" refers to calendar days, except that references to "business days" exclude






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Saturdays, Sundays and holidays during which nationally chartered banks in New
York, New York are authorized or required to close. Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed.

21.3 CUMULATIVE REMEDIES. Except as set forth to the contrary herein, any right or remedy of either party shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

21.4 NO THIRD-PARTY RIGHTS. Nothing in this Agreement is intended to provide any legal rights to anyone not an executing party of this Agreement except under the indemnification and insurance provisions and except (a) as set forth in Sections
22.4 and 23.2 and (b) that the Facility Owners/Lenders shall be entitled to rely on and have the benefit of Article 23.

21.5 AGREEMENT FULLY NEGOTIATED. This Agreement has been fully negotiated between and jointly drafted by the parties.

21.6 DOCUMENT PRECEDENCE. In the event of a conflict between the provisions of this Agreement and those of any Exhibit, the provisions of this Agreement shall prevail and such Exhibits shall be corrected accordingly. In the event of a conflict between the provisions of this Agreement and Product Order, the provisions of the Product Order prevail.

21.7 INDUSTRY STANDARDS. Except as otherwise set forth herein, for the purpose of this Agreement the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a party's performance is reasonable and timely.

21.8 CROSS REFERENCES. Except as the context otherwise indicates, all references to Exhibits, Parts, Schedules, Articles, Sections, Subsections, Clauses, and Paragraphs refer to provisions of this Agreement.

21.9 LIMITED EFFECT OF WAIVER. The failure of either MFN or Lessee to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

21.10 SEVERABILITY. If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

21.11 NO PARTNERSHIP CREATED. The relationship between MFN and Lessee shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. The parties, in performing any of their obligations

EXECUTION COPY                                                      CONFIDENTIAL



hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

21.12 NO REIMBURSEMENT. Unless provided otherwise herein, each party shall perform its obligations without right of reimbursement or contribution from the other party.

21.13 RIGHT TO SUBCONTRACT. MFN or the underlying facility owner may subcontract for any of its obligations hereunder, including splicing, testing, maintenance, repair, relocation, and restoration services. MFN may fulfill its obligations to provide Lessee Fiber in its System by constructing, acquiring title to, acquiring rights in, leasing, entering into financing leases, or otherwise obtaining a right to use its System or various portions thereof. The use of any such subcontractor, underlying Lease provider, financing arrangement, or other arrangement shall not relieve MFN of its obligations hereunder.

21.14 SURVIVAL. No termination or expiration of this Agreement, either in part or in whole, shall affect the rights or obligations of any party hereto: (i) with respect to any payment hereunder for services rendered prior to the date of termination; (ii) pursuant to Articles 12, 13, 14, 16, 19, 21, 23, and 24 entitled Indemnification; Insurance; Taxes and Franchise, License, and Permit Fees; Confidentiality and Publicity; Arbitration; Rules of Construction; Limitation of Liability; and Audit Rights; respectively; or (iii) pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement.

ARTICLE 22. REPRESENTATIONS AND WARRANTIES

22.1 AGREEMENT VALIDITY. Each party represents and warrants that:

(a) It has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement;

(b) It has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement;

(c) This Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms;

(d) Its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body; and

(e) It has the right pursuant to such party's Right-of-Way Authorizations to grant the rights to the other party as set forth in this Agreement.

EXECUTION COPY                                                      CONFIDENTIAL




22.2 ACCEPTANCE DATE REPRESENTATIONS. As of the Acceptance Date for any Lessee Fiber, MFN represents that:

(a) MFN or the underlying facility owner for any portion of the Lessee Fiber shall have obtained all Right-of-Way Authorizations necessary for the installation and use of the Lessee Fiber hereunder;

(b) MFN shall have obtained by Lease agreement, lease, or otherwise the right to use portions of the Lessee Fiber it does not own;

(c) MFN shall have obtained all Right-of-Way Authorizations for the Lessee
Fiber;

(d) no Right-of-Way Authorizations for such Lessee Fiber impose unreasonable limitations or requirements on Lessee's exercise of its rights under this Agreement; and

(e) the Lessee Fiber has been designed, engineered, installed, and constructed in accordance with the specifications set forth in Exhibit F and in compliance with all applicable building, construction and safety codes for such construction and installation, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations.

22.3 DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, MFN MAKES NO WARRANTY TO LESSEE OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY FIBERS OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXCLUDED AND DISCLAIMED.

22.4 NO THIRD-PARTY WARRANTIES. NO FACILITY OWNERS/LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO LESSEE CONCERNING MFN, LESSEE FIBERS, THE CABLE, OR THE SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 22.1 OR 22.2. NO LESSEE LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO MFN CONCERNING LESSEE, LESSEE FIBERS, THE CABLE, ANY LEASES OR THE MFN SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 22.1 OR 22.2 OR AS TO ANY OTHER MATTER.

ARTICLE 23. LIMITATIONS OF LIABILITY

23.1 RESTRICTION ON TYPES OF LIABILITY. Notwithstanding any provision of this Agreement to the contrary, in no event shall either party be liable to the other party for any special, incidental, indirect, punitive, reliance or consequential damages, whether foreseeable or not, arising out of, or in connection with this Agreement, in tort, breach of contract, breach of warranty, strict

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EXECUTION COPY                                                      CONFIDENTIAL



liability or any other cause of action, including damage or loss of property or equipment, loss of profits or revenue, cost of capital, cost of replacement services, or claims of customers, whether occasioned by any repair or maintenance performed by, or failed to be performed by, the first party or any other cause whatsoever.

23.2 NO RECOURSE AGAINST RELEASED PARTIES. Neither party shall have any recourse of any kind against any Released Party or any assets of a Released Party under this Agreement, it being expressly agreed and understood that no liability whatever shall attach to or be incurred by any Released Party under or by reason of this Agreement or any other instrument, arrangement or understanding related to Lessee Fiber. Each party waives all such recourse to the extent set forth in this Section on behalf of its successors, assigns, and any entity claiming by, through, or under such party.

23.3 NO PERSONAL LIABILITY. Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer, director or agent of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Section and shall be entitled to enforce the obligations or provisions of this Section.

ARTICLE 24. AUDIT RIGHTS

            (a) Each party shall keep such books and records (which shall be maintained on a consistent basis and substantially in accordance with generally accepted accounting principles) as shall readily disclose the basis for any charges (except charges fixed in advance by this Agreement or by separate agreement of the parties) or credits, ordinary or extraordinary, billed or due to the other party under this Agreement and shall make them available for examination, audit, and reproduction by the other party and its agents for a period of one year after such charge or credit is billed or due. To the extent a party seeks reimbursement of out-of-pocket costs or services provided on a per-hour basis, it shall provide reasonable supporting documentation to the other party.

         (b) If requested by MFN, Lessee will provide MFN with copies of documents supporting the disclosures made by Lessee under Section 20.3(b) related to Unrestricted Fiber transactions.

ARTICLE 25. IMPROPER PAYMENTS PROHIBITED

Neither party shall use any funds received under this agreement for illegal or otherwise "improper" purposes. Neither party shall pay any commission, fees or rebates to any employee of the other party. If either party has reasonable cause to believe that one of the provisions in this

EXECUTION COPY                                                      CONFIDENTIAL



article has been violated, it, or its representative, may audit the books and records of the other party for the sole purpose of establishing compliance with such provisions.

ARTICLE 26. ENTIRE AGREEMENT; AMENDMENT; EXECUTION

26.1 INTEGRATION; INCORPORATION; MODIFICATION. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements whether written or oral relating to the subject matter hereof, which are of no further force or effect. The Exhibits and Schedules referred to herein are integral parts hereof and are hereby made a part of this Agreement. This Agreement may be modified or supplemented only by an instrument in writing executed by a duly authorized representative of each party.

26.2 COUNTERPARTS; EXECUTION. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. A party may duly execute and deliver this Agreement by execution and facsimile delivery of the signature page of a counterpart to the other party, provided that, if delivery is made by facsimile, the executing party shall promptly deliver a complete counterpart that it has executed to the other party.

In confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound hereby, the parties have executed this Lease Agreement as of the date first above written.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature: /s/ WILLIAM G. LA PERCH
          -------------------------------------------

(Print) Name:  William G. La Perch
              ---------------------------------------

(Print) Title:  President
              ---------------------------------------

WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature: /s/ HOWARD E. JANZEN
          -------------------------------------------

(Print) Name:  Howard E. Janzen
              ---------------------------------------

(Print) Title: President & CEO
              ---------------------------------------

EXECUTION COPY                                                      CONFIDENTIAL




                                    EXHIBIT A

                          FIBER TESTING SPECIFICATIONS

MFN will perform fiber testing, as described below, on each Leased Fiber and will provide documentation of these test results to the Customer via e-mail. Each "span" will be defined in documentation included in the Customer's package. Acceptance of a span by Customer will be an acknowledgement by the Customer that all Leased Fiber complies with all performance criteria contained herein and performs within the parameters of the fiber manufacturer's specifications.

1) POWER TESTING: This end-to-end loss measurement will be conducted for each Leased Fiber in the span and from both directions using an industry-accepted laser source and power meter. The bi-directional average will be used to determine the end-to-end loss of the span at each appropriate wavelength. This test will be conducted at both 1310 nm and 1550 nm for Standard Single Mode Fiber; Dispersion Shifted Fiber (True WaveTM, LEAFTM, etc.) will be tested at 1550 nm only. In the event that a span consists of both Standard Single Mode and Dispersion Shifted fiber types, only 1550 nm testing will be conducted. This power testing will ensure fiber continuity and the absence of crossed fibers in the span. Power testing will only be conducted where the Leased Fiber is terminated by MFN in fiber distribution panels at both ends of the span.

2) OTDR TESTING: This testing will be conducted at both 1310 nm and 1550 nm wavelengths when the Leased Fiber consists of Standard Single Mode Fiber, but will be done at 1550 nm only if the Leased Fiber consists of either Dispersion Shifted Fiber (True-WaveTM, LEAFTM, etc.) or a combination of Single Mode and Dispersion Shifted fiber types.

         OTDR testing will be conducted on a bi-directional basis for each Leased Fiber in each span at the appropriate wavelengths for the Leased Fiber described above. However, if due to length or attenuation reasons that the Leased Fiber span exceeds the dynamic range of an OTDR, a portion or the entire span may be tested on a unidirectional basis only. Alternatively, the Leased Fiber span may be divided into shorter testing spans, to the extent reasonably possible, in order to obtain bi-directional analysis. Also, in instances where a Customer intends to accept Leased Fiber that is not terminated at one end by MFN in a fiber distribution panel (such as in a manhole or handhole) only unidirectional testing will be performed.

         The turnover documentation package delivered to Customer will contain the actual traces that detail the testing parameters (including pulse width, averaging and range). The average bi-directional splice loss for all splices within each span will be of 0.15 dB or less while each connector pair (such as at a FDP) will have an average bi-directional loss of 0.5 dB or less. (Note that the front and end connector of the span can only be measured uni-directionally and will also have a loss equal to or less than 0.5 dB). In the event that OTDR acceptance testing must be done on a unidirectional basis (for reasons described above), an average per span splice loss will be 0.30 dB.

         If the average bi-directional splice loss of each span exceeds 0.15 dB (or 0.30 dB uni-directionally), MFN will provide upon the Customer's request documentation of at a least three attempts to reduce this value to below 0.15 dB (0.30 dB uni-directionally). The only exception to this will be in the instance of a splice between two different fiber types (Standard Single-mode to Dispersion Shifted, Depressed-Clad to Matched Clad, fibers with different mode-field diameters).

Customer should also note that the loss and/or reflectance of the front-end connector (as measured using a launch cord) is only an indicator of a problem such as a defective port, bulkhead, or the like. Since a different patch cord will be used by Customer (that connects to their equipment, for example) to mate to this connector, a different loss and/or reflectance may occur.



Exhibit A - Page 1

EXECUTION COPY                                                     CONFIDENTIAL

                                   EXHIBIT B

                                  LESSEE FIBER

                                                                                               LENGTH OF        NUMBER      FIBER
         CITY                                    FACILITY               ACCEPTANCE DATE       RING/SEGMENT    OF FIBERS     MILES
---------------------------      -------------------------------------  ---------------       ------------    ---------   --------
Atlanta                          56 Marietta (Atlanta 2A)                      2/12/2001             2.450            4      9.80
Atlanta                          DT Ring 1                                     7/17/2001             7.700           36    277.20
Atlanta                          56 Marietta - 874 DeKalb                     11/12/2001             2.450           32     78.40

Boston                           DT Ring 1                                     2/24/2000             7.993           36    287.73
Boston                           DT Ring 2                                     7/28/2000             8.361           18    150.50
Boston                           DT Ring 3                                     5/16/2000             5.820           36    209.52
Boston                           Sub-Ring 2 (Boston to Spring Street)          7/11/2001            16.000            4     64.00
Boston                           Sub-Ring 2                                    1/21/2002            35.250           32   1128.00

Central New Jersey               Ring 1                                        7/11/2000            81.000            6    486.00
Central New Jersey               Ring 2                                        3/13/2000            17.350            0      0.00

Chicago                          DT Ring 1                                      2/8/2000             3.420           24     82.08
Chicago                          DT Ring 2                                     3/10/2000             1.699           24     40.77
Chicago                          DT Ring 3                                     3/10/2000             2.363           24     56.70
Chicago                          DT Ring 4                                      2/8/2000             3.825           24     91.80
Chicago                          DT Ring 5                                     3/10/2000             3.394           24     81.45
Chicago                          DT Ring 6                                      2/8/2000            14.775           24    354.60
Chicago                          Ring 5 (Sub-Ring 5)                           2/28/2000            14.382            6     86.29
Chicago                          Ring 7 (DT Ring 7)                            7/11/2001             5.500           12     66.00
Chicago                          Sub-Ring 2                                    9/15/2000            86.499           16   1383.98
Chicago                          Sub-Ring 3                                     4/4/2001            74.000           10    740.00
Chicago                          Sub-Ring 4                                    7/14/2000            41.877           10    418.77
Chicago                          Sub-Ring 5 (Additional)                       12/6/2001            14.380           18    258.84

Dallas                           Ring 1                                         2/7/2000            30.573           36   1100.61
Dallas                           Ring 2                                        2/14/2000            66.769           36   2403.67
Dallas                           Ring 3                                        2/28/2000            41.365           18    744.57
Dallas                           Ring 4                                        5/16/2000            71.899           10    718.99

Denver                           CBD                                           6/21/2001             6.210           48    298.08

Houston                          Ring 1 (DT 1)                                 7/14/2000             7.380           24    177.12
Houston                          Ring 2 (DT 2)                                 7/14/2000             4.005           18     72.09
Houston                          Ring 3                                        7/14/2000            60.525           24   1452.60
Houston                          Ring 4                                        7/14/2000            55.970           18   1007.46
Houston                          Ring 5                                        7/14/2000            48.060           12    576.72
Houston                          Ring 5A                                       8/15/2000            12.503           12    150.03
Houston                          Ring 6                                        7/14/2000            11.149           16    178.38
Houston                          Ring 7                                        10/1/2001            63.150            8    505.20

Long Island                      Ring South (Ring 1)                           8/17/2000            62.406           20   1248.12

Los Angeles                      DT Ring 1                                     5/14/2001             1.340           24     32.16
Los Angeles                      DT Ring 2                                     5/17/2001             2.660           24     63.84
Los Angeles                      DT Ring 3                                     5/24/2001             3.700           24     88.80
Los Angeles                      DT Ring 4                                    10/17/2001             5.720           24    137.28
Los Angeles                      DT Ring 5                                      8/7/2001             1.035           60     62.10
Los Angeles                      Sub-Ring 1 (Lemon point-to-point)             1/28/2002             8.510            2     17.02


Exhibit B - Page 1

EXECUTION COPY                                                     CONFIDENTIAL

                                   EXHIBIT B


                                                        INCOMPLETE SEGMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                 SELECTED SEGMENT (BRANCH A)
-------------------------------------------------------                             LENGTH OF       NUMBER     ESTIMATED      TOTAL
        CITY                          FACILITY             DELIVERY DATE          RING/SEGMENT    OF FIBERS     MILES       CHARGES
------------------      -------------------------------    --------------         ------------    ---------   ---------     -------
Manhattan               Ring 3                                   2/4/2000                5.864           60      351.81      $ [***]
Manhattan               Ring 4                                  3/13/2000                3.995           60      239.67      $ [***]
Manhattan               Ring 5                                  1/28/2000                3.389           60      203.31      $ [***]
Manhattan               Ring 6-1                                 2/1/2000               12.761           48      612.54      $ [***]
Manhattan               Ring 6-2                                9/16/2000               11.745           12      140.94      $ [***]
Manhattan               Ring 7                                   2/4/2000                8.025            6       48.15      $ [***]

New Jersey              Ring 1                                  6/13/2000               113.400          15     1701.00      $ [***]

New York City           Ring 2 (Manhattan 2) consol.                                    complex          57      272.85      $ [***]

Newark - 60 Hudson      Revised & Consolidated Billing          1/28/2000               complex     complex     1026.14      $ [***]

NY - Boston*            Span                                    2/23/2000               278.880           2      557.76      $ [***]

Philadelphia            DT Ring 1                               2/23/2000                 4.125          24       99.00      $ [***]
Philadelphia            DT Ring 2                               3/27/2000                 5.438          24      130.50      $ [***]
Philadelphia            DT Ring 3                               3/27/2000                 5.753          24      138.06      $ [***]
Philadelphia            Ring 4                                  6/11/2001                 4.170          12       50.04      $ [***]
Philadelphia            KP Loop                                 3/27/2000                 9.960           6       59.76      $ [***]
Philadelphia            Main Ring                               3/27/2000                56.466          10      564.66      $ [***]

Phoenix                 CBD                                     7/17/2001                 9.000          36     324.000      $ [***]

San Francisco           DT Ring 1                               6/15/2000                 7.200          36      259.20      $ [***]
San Francisco           DT Ring 2                               6/15/2000                 5.900          36      212.40      $ [***]
San Francisco           DT Ring 3                               6/13/2000                 3.560          36      128.16      $ [***]
San Francisco           DT Ring 4                               6/18/2000                 2.800          36      100.80      $ [***]
San Francisco           Oakland Ring (Ring 4)                   2/11/2002                 2.382          36       85.75      $ [***]
San Francisco           Sub Ring 1                              1/30/2001                 5.763           8       46.10      $ [***]

Santa Clara             50 West Fernando                        5/11/2001                 0.340           4        1.36      $ [***]

Seattle                 DT Ring 1                               8/15/2001                 4.415          36      158.94      $ [***]
Seattle                 DT Ring 2                                9/6/2001                 9.250          36      333.00      $ [***]
Seattle                 DT Ring 3                               8/15/2001                 4.490          32      143.68      $ [***]
Seattle                 DT Ring 3/4                            11/15/2001                 7.600           2       15.20      $ [***]
Seattle                 DT Ring 4 (1505 5th - 2001 6th)          3/5/2001                 4.260           3       12.78      $ [***]
Seattle                 Lake Washington Ring                     1/4/2002                79.080           2      158.16      $ [***]
Seattle                 Lake Washington Ring                    3/14/2002    16x76.01 + 18x0.54       16/18     1225.93      $ [***]
Seattle                 Ring 5                                  6/20/2001                 4.280          36      154.08      $ [***]

Washington              DT Ring 1                               12/6/1999                 1.040          36       37.44      $ [***]
Washington              DT Ring 2                               3/27/2000                 3.983          36      143.37      $ [***]
Washington              DT Ring 3                               9/24/2001                 8.170          36      294.12      $ [***]
Washington              Ring 2                                   3/1/2000                42.515          36     1530.54      $ [***]
Washington              Ring 3                                  12/6/1999                30.525          36     1098.90      $ [***]
Washington              Ring 4                                 12/16/1999                34.525          36     1242.90      $ [***]
Washington              Ring 5                                  2/14/2000                21.094          24      506.25      $ [***]
Washington              Elden Ring                              8/20/2001                 4.680          36      168.48      $ [***]

White Plains            Ring 1                                   3/1/2000                61.373          12      736.47      $ [***]
White Plains            Sub Loop (Church - Main)                4/17/2001                 1.325           4        5.30      $ [***]

Yonkers                 Ring 1**                               11/27/2000                16.560           6      132.48      $ [***]
                                                                                                               32839.25


Exhibit B - Page 2

EXECUTION COPY                                                     CONFIDENTIAL

                                   EXHIBIT B

                                                    INCOMPLETE SEGMENTS
--------------------------------------------------------------------------------------------------------------------------
              SELECTED SEGMENT (BRANCH A)
----------------------------------------------------                          LENGTH OF     NUMBER    ESTIMATED     TOTAL
        CITY                        FACILITY            DELIVERY DATE       RING/SEGMENT   OF FIBERS    MILES      CHARGES
-------------      ---------------------------------    -------------       ------------   ---------  ---------   --------
Chicago            DT Ring 4                              8/15/2002             3.825           24      91.80      $ [***]

Houston            HST-16 (MFN POP to WCG POP)            8/15/2002             5.400           24     129.60      $ [***]

Los Angeles        LA-11 (12 true wave)                   8/15/2002             0.660           12       7.92      $ [***]
Los Angeles        LA-2 (12 true wave)                    8/15/2002             1.282           12      15.38      $ [***]
Los Angeles        LA-3 (12 true wave)                    8/15/2002             3.177           12      38.12      $ [***]
Los Angeles        LA-4 (12 true wave)                    8/15/2002             2.540           12      30.48      $ [***]
Los Angeles        LA-6 (12 true wave)                    8/15/2002             0.460           12       5.52      $ [***]
Los Angeles        CA-12 (12 single mode)                 8/15/2002             5.700           12      68.40      $ [***]
Los Angeles        CA-13 (12 single mode)                 8/15/2002            16.500           12     198.00      $ [***]
Los Angeles        CA-15 (12 single mode)                 8/15/2002            14.000           12     168.00      $ [***]
Los Angeles        LA-1 (12 true wave)                    8/15/2002             2.300           12      27.60      $ [***]
Los Angeles        LA-7 (12 true wave)                    8/15/2002             1.700           12      20.40      $ [***]
Los Angeles        LA-8 (12 true wave)                    8/15/2002             0.650           12       7.80      $ [***]

Manhattan          48 point-to-point**                    8/15/2002            18.500           48     888.00      $ [***]

San Francisco      Great Oaks portion                     8/15/2002            15.000            4      60.00      $ [***]
San Francisco      529 Bryan portion                      8/15/2002            25.000            2      50.00      $ [***]
San Francisco      Sub Ring 1                             8/15/2002           111.070           24    2665.68      $ [***]
San Francisco      CA-25 (12 single mode)                 8/15/2002            30.300           12     363.60      $ [***]
San Francisco      CA-4 (24 true wave & 36 single mode)   8/15/2002            16.500           60     990.00      $ [***]
San Francisco      CA-43 (46 single mode)                 8/15/2002             6.900           48     331.20      $ [***]
San Francisco      CA-41 (48 single mode)                 8/15/2002            12.300           48     590.40      $ [***]
San Francisco      CA-28 (48 single mode & 48 true wave)  8/15/2002            12.500           96    1200.00      $ [***]
San Francisco      CA-40 (48 single mode & 48 true wave)  8/15/2002             6.400           96     614.40      $ [***]
San Francisco      CA-3 (24 true wave & 36 single mode)   8/15/2002             7.700           60     462.00      $ [***]
San Francisco      CA-7 (12 single mode)                  8/15/2002            18.100           12     217.20      $ [***]
San Francisco      DMB-1 (36 single mode)                 8/15/2002            19.400           36     698.40      $ [***]
San Francisco      DMB-2 (36 single mode)                 8/15/2002             2.300           36      82.80      $ [***]

Seattle            DT Ring 3                              8/15/2002             0.554            4      2.216      $ [***]
Seattle            DT Ring 4 (Vartech)                    8/15/2002             8.520            2     17.040      $ [***]
Seattle            DT Ring A-2                            8/15/2002             4.260           27    115.020      $ [***]

White Plains       WP-4 (12 single mode)                  8/15/2002             0.705           12      8.460      $ [***]
White Plains       WP-5 (12 single mode)                  8/15/2002             0.622           12      7.464      $ [***]
White Plains       WP-3 (4 leal)                          8/15/2002            30.020            4    120.080      $ [***]
                                                                                                     10201.19

GRAND TOTALS FOR ALL SEGMENTS                                                                        43040.44

* Notwithstanding any provision in the Fiber Lease, WCG may take less than 6 fibers on this route.

**   Additional New York Segments - Unrestricted Fiber


Exhibit B - Page 3

EXECUTION COPY                                                    CONFIDENTIAL


                                    EXHIBIT C
                                 BUILDING ACCESS

                                                                                                   Acceptance Date or
                                                                                                   ESTIMATED DELIVERY DATE,
         CITY                       LOCATION                         DEMARCATION POINT             AS APPLICABLE.
------------------    --------------------------------------       ---------------------------     ------------------------
Anaheim               217 North Lemon Street                                                                      1/28/2002

Atlanta               55 Marietta (2-fiber collapsed ring)                                                        1/11/2002

Boston                8 Harrison Avenue                                                                           3/12/2001
Boston                41 Belvidere Street                                                                         3/13/2001
Boston                10 Ware Street, Cambridge                                                                   4/11/2001
Boston                210 Bent Street, Cambridge                                                                  4/11/2001
Boston                6 Bowdoin Square                                                                            4/11/2001
Boston                36 Spring Street (primary)                                                                  7/11/2001
Boston                36 Spring Street (diverse)                   Alternate splicing area1                        7/1/2002
Boston                185 Franklin                                 Alternate splicing area2                       11/1/2002

Chicago               800 Jorie Boulevard                                                                         2/26/2001
Chicago               350 Cermak                                                                                  7/11/2001
Chicago               520 South Federal (primary)                                                                 8/24/2001
Chicago               501 63rd (Downers Grove, IL)                                                                 5/1/2001
Chicago               520 South Federal (diverse)                  MFN zero manhole3                               7/1/2002

Dallas                2323 Bryan Street                                                                            3/9/2001
Dallas                4101 Bryan Street                                                                           5/25/2001
Dallas                2400 Ross Avenue                                                                            5/25/2001
Dallas                308 South Akard                                                                             5/25/2001
Dallas                4316 Bryan Street                                                                           1/25/2002

Houston               1121 Capitol Street                                                                          5/4/2001
Houston               1200 Clay Street                                                                             5/4/2001
Houston               12025 Interstate 45 North                                                                   1/26/2001
Houston               1291 North Post Oak Road                                                                    2/26/2002

----------

1 MFN will terminate Lessee Fiber at MFN's termination point and splice and test to Williams-owned riser.

2. MFN will terminate Lessee Fiber at MFN's termination point and splice and test to Williams-owned riser.

3. MFN, at its cost, will interconnect Lessee Fiber between the Demarcation Point and an assigned Ameritech manhole #221. Williams is responsible for connection from within the central office to the Ameritech manhole. Williams acknowledges that this route is not physically diverse as both MFN-serving manholes are located on same side of building.

Exhibit C - Page 1

EXECUTION COPY                                                    CONFIDENTIAL

                                                                                                   Acceptance Date or
                                                                                                   ESTIMATED DELIVERY DATE,
         CITY                       LOCATION                         DEMARCATION POINT             AS APPLICABLE.
------------------    --------------------------------------       ---------------------------     ------------------------
Los Angeles           1200 West 7th Street                                                                        7/25/2001
Los Angeles           433 South Olive                                                                             9/21/2001
Los Angeles           600 West 7th (Equinix)                       MFN racks within  Equinix4                      7/1/2002

New York              210 West 18th Street                                                                        2/28/2001
New York              230 West 36th Street                                                                        2/28/2001
New York              227 East 30th Street                                                                        2/28/2001
New York              435 West 50th Street                                                                        1/16/2001
New York              228 East 56th Street                                                                        1/16/2001
New York              1095 Avenue of the Americas                                                                 1/16/2001
New York              104 Broad Street                                                                            3/14/2001
New York              111 Main Street, White Plains                                                               2/13/2001
New York              221 East 37th Street                                                                         3/5/2001
New York              204 Second Avenue                                                                            3/5/2001
New York              140 West Street                                                                              3/5/2001
New York              25 Broadway                                                                                 3/15/2001
New York              111 Main Street, White Plains                                                               4/17/2001
New York              230 West 36th Street                                                                        9/10/2001
New York              227 East 30th Street                                                                        9/10/2001
New York              65 Broadway (SDFC)5                              MFN rack at SDFC                           8/30/2002
New York              32 Avenue of the Americas (TBD)               24th Floor meet-me-room                       8/30/2002
New York              395 Hudson (Colo.com)                          MFN rack at Colo.com                         8/30/2002

New Jersey            275 Hartz Way, Secaucus (Equinix)                       tbd6                               Indefinite

Philadelphia          1631 Arch Street                                                                            8/22/2001

San Francisco         555 Pine                                                                                    5/18/2001
San Francisco         611 Folsom                                                                                  5/18/2001
San Francisco         529 Bryant Street, Palo Alto (PAIX)7             MFN rack in PAIX                           7/30/2002

Santa Clara           50 West San Fernando                                                                        5/11/2001

Seattle               1122 Third Avenue                                                                          11/15/2001
Seattle               1708 East Pike Street                                                                      11/15/2001
Seattle               14808 SE 16th Street                                                                         1/4/2002
Seattle               2308 Sixth Avenue                                                                           9/28/2002

----------

4 Delivery Date conditioned upon MFN's successful execution of agreement with Equinix to utilize Equinix duct.

5 Williams must procure additional fiber miles to connect this location to 25 broadway.

6 MFN cannot at this time provide an estimated Delivery Date for Secaucus, but shall provide Lessee with periodic updates on the progress of this Building Access.

7    Two-fiber point-to-point to MFN POP at 95 S. Market Street.


Exhibit C - Page 2

EXECUTION COPY                                                    CONFIDENTIAL

                                                                                                   Acceptance Date or
                                                                                                   ESTIMATED DELIVERY DATE,
         CITY                       LOCATION                         DEMARCATION POINT             AS APPLICABLE.
------------------    --------------------------------------       ---------------------------     ------------------------
Washington, D.C.      1200 H Street NW                                                                             4/4/2001
Washington, D.C.      2055 L Street NW                                                                             4/4/2001
Washington, D.C.      730 12th Street NW                                                                           4/4/2001
Washington, D.C.      7990 Science Applications Boulevard                                                         7/16/2001
Washington, D.C.      21715 Filigree Court, Ashburn, VA (primary)                                                 7/25/2001
Washington, D.C.      21715 Filigree Court, Ashburn, VA (diverse)      MFN rack inside Equinix                    7/30/2002
Washington, D.C.      8502-A Tyco Road (SDFC)                           MFN rack inside SDFC                      7/30/2002




Exhibit C - Page 3

EXECUTION COPY                                                    CONFIDENTIAL

                                    EXHIBIT D

                                FORM OF AS-BUILTS


1.        Alignment Sheets

A.        As-Built Alignment Sheets shall include the following information:

     o Cable Information: cable type, fiber type, reel number, cable composition

     o Right-of-Way: landowner/facility owner, border locations (per muncipality)

     o Route Information: manhole/handhole location and number, manhole/handhole size and ownership, splice locations, cable length markers at splice points and slack coils, splice enclosure type, attachment height (when applicable), pole number (when applicable), bore location (when applicable), bridge/tunnel attachment (when applicable), offset and depty (when applicable), location of utility crossings, location of reference points/permanent structures, transitional points, street names, conduit and innerduct position information/butterflies

B. As-Built Alignment Sheets shall be updated with actual construction field data.

C. The scale of As-Built Alignment Sheets shall not exceed 1" = 200' in metropolitan areas (areas where there is either extensive development and improvement or rapid growth (new building construction)) or 1" = 500' in non-metropolitan areas.

2.        Format

Drawings shall be "blue lines", as such term is understood in the industry or in CAD format revision 14 or a later revision. MFN may, after the Acceptance Date, adopt any replacement method of creating or providing drawings that is generally accepted in the industry and that provides equivalent information.

3.        Transmission Site Floor Plans

Floor plans for Transmission Sites shall show rack placement and assignment for Lessee's floor space.


Exhibit D - Page 1

EXECUTION COPY                                                    CONFIDENTIAL


                                    EXHIBIT E

                                MFN DATA CENTERS


LA1                                               VA2
2260 East El Segundo Boulevard                    1807 Michael Faraday Court
El Segundo, CA  90245                             Reston, VA  20190

NY1                                               VA4
111 8th Avenue #209                               2051 Chain Bridge Road
New York, NY  10011                               Vienna, VA 22182

NY2
111 8th Avenue 6th Floor
New York, NY  10011

SEA2
3433 South 120th Place
Tukwila, WA  98168

SF1
365 Main Street
San Francisco, CA  94105

SJ1
50 W. San Fernando Street, 18th Floor
San Jose, CA  95113

SJ2
150 South First Street, #289
San Jose, CA  95113

SJ3
1735 Lundy Avenue
San Jose, CA   95131

VA1
8100 Boone Boulevard, Suite 110
Vienna, VA  22182



Exhibit E - Page 1

EXECUTION COPY                                                    CONFIDENTIAL


                                    EXHIBIT F

                           CONSTRUCTION SPECIFICATIONS


1.0  GENERAL

The intent of this document is to outline the specifications for construction of a fiber optic cable system. In all cases, the standards and specifications contained in this document or the applicable standards and specifications of federal, state, local or private agencies having jurisdiction, whichever is stricter, shall be followed.

2.0  MATERIAL

o Steel or PVC conduit used in any aspect of this construction effort shall have at least (minimum) Schedule 40 wall thickness.

o Any exposed steel conduit, brackets or other hardware (such as bridge attachments) shall be hot dipped galvanized following fabrication to resist corrosion.

o    All split steel shall be flanged.

o All handholds (fiber optic cable splice points) shall have a minimum loading rating of H20 with 24 inches of cover ( for railroads or non-street applications). For street applications, handholds /covers will be buried flush with the road surface.

o    All manholes shall have a minimum loading rating of H20.

o All innerducts shall be one and one quarter inches (1.25") in diameter or the smallest diameter size possible to allow the pulling of the fiber optic cable as specified elsewhere in this document.

o Buried cable warning tape ( stretch type ) shall be three (3) inches wide and display the following information: "Warning: Buried Fiber Optic Cable", Company Name and Logo, local and emergency One Call "800" telephone numbers. This information shall be repeated along the warning tape at intervals of no more than 24 inches.

o Warning signs or stakes will display the universal " Do Not Dig" symbol. In addition, the warning signs or stakes shall also display the following information: "Warning: Buried Fiber Optic Cable", Company Name and Logo, local and emergency One Call "800" telephone numbers.


Exhibit F - Page 1

EXECUTION COPY                                                      CONFIDENTIAL

3.0  MINIMUM DEPTHS OF CABLE AND CONDUITS.

The minimum cover required in the placement of fiber optic cable, conduit or inner duct shall be 42 inches except in the following instances:

o The minimum cover in borrow ditches adjacent to roads, highways, railroads and interstate highways shall be 48 inches below the cleanout line or existing grade, whichever is greater.

o The minimum cover across streams, river washes and other waterways shall be 60 inches below the cleanout line or existing grade, whichever is greater.

o At locations where the fiber optic cable, conduit or inner duct crosses other sub-surface utilities or other structures, the fiber optic cable, conduit or inner duct shall be installed in such a way as to provide a minimum of 12 inches of vertical clearance between it and other sub-surface utilities or other structures as well as maintain the applicable minimum depth requirement. To maintain the minimum applicable depth requirement, the fiber optic cable, conduit or inner duct shall be installed under the existing utility or other structure. If the 12 inch vertical separation between the fiber optic cable and other utility or structure cannot be obtained, then the fiber optic cable shall be encased in steel pipe.

o In rock, the fiber optic cable, conduit or inner duct shall be placed to provide a minimum of 18 inches below the surface of the solid rock, or provide a minimum of 42 inches of total cover, whichever requires the least amount of rock excavation. For cover depths of 18 inches to 24 inches, steel pipe is required. Cover depths of 24 inches or greater do not require steel pipe.

o In the case where existing steel pipelines, ducts or conduits are to be utilized, the existing depth shall be considered as adequate.

4.0  BURIED CABLE WARNING TAPE.

o All fiber optic cable, conduit and inner duct shall be installed with buried cable (stretch Type) warning tape except where existing steel pipelines, conduits or other salvaged conduit systems are used. The warning tape as specified earlier in this document shall be placed as follows. One layer of warning tape shall be placed directly on top of the fiber optic cable, conduit or inner duct. A second layer of warning tape shall be placed at a depth of 12 inches below grade.

5.0  CONDUIT/INNER DUCT CONSTRUCTION.

o All conduits or inner ducts may be placed and installed by means of trenching, plowing, jack and bore, mini-directional bore or directional bore. All conduits or inner ducts will generally be placed on level grade, parallel to the surface and with only gradual changes in grade elevation.


Exhibit F - Page 2

EXECUTION COPY                                                      CONFIDENTIAL

o Steel conduit will be joined with threaded collars, Zap-Lok or through welding. (Welding is the preferred joining method)

o All paved city, state, federal and interstate highway and railroad crossings will be encased in HDPE or steel conduit. If the crossings are at grade, steel conduit is not required if the cable or inner duct is placed with a minimum of 10 feet of cover.

o All longitudinal cable runs under paved streets shall be placed in steel, HDPE or PVC conduit.

o    Metro areas shall be defined for the purpose of this document as follows:

        a)  There are more than three (3) paved public road crossings per mile.

        b)  There are more than six (6) utility crossings per mile.

        c)  Developed and/or improved areas.

        d)  High growth areas.

        Note: Railroad right-of-ways are not considered metro areas.

o All fiber optic cable crossings of major streams, rivers, bays and navigable waterways shall be placed in HDPE, PVC or steel conduit.

o At all other utility or other underground obstacle crossings, the fiber optic cable shall be placed in split or solid steel conduit and the conduit will extend at least ten (10) feet beyond the edges of the obstacle in both directions.

o    All jack and bores will utilize steel conduit.

o All directional and mini-directional bores will utilize HDPE or steel conduit.

o Fiber optic cable placed in rock will be installed in HDPE, PVC or steel conduit.

o Fiber optic cable placed in swampy or wetland areas will be installed in HDPE, PVC or steel conduit.

o Fiber optic cable placed on bridges shall be installed in steel conduit and the conduit shall have expansion joints placed at each structural (bridge) expansion joint or at the minimum every 150 feet, whichever is the shorter distance.

o Whenever steel, HDPE or PVC conduit is installed, it must have inner ducts placed inside of it. No fiber optic cable shall be run directly in a solid conduit. The fiber optic cable must be installed inside one of the inner ducts within the solid conduit.


Exhibit F - Page 3

EXECUTION COPY                                                      CONFIDENTIAL

6.0  FIBER OPTIC CABLE INSTALLATION.

o The fiber optic cable shall be installed by using a powered pulling winch and hydraulic powered assist wheels. The maximum pulling force applied to the fiber optic cable shall not exceed six hundred (600) pounds or as specified by the cable manufacturer. Sufficient pulling assists must be available and used to ensure that the maximum pulling force is never exceeded at any point along the pull. In addition, the following shall also be applied:

        a)  The cable shall be lubricated during all pulls.

        b) A pulling swivel break away rated at 600 pounds of force (or as specified by cable manufacturer shall be used at all times.

        c)  All fiber optic splices shall be made in handholds or manholes.

        d) A minimum of 20 meters of fiber optic cable slack shall be left at all intermediate handholds or manholes where no cable splicing takes place.

        e) A minimum of 30 meters of fiber optic cable slack is to be left at all handhold and manhole cable splice locations.


        f) A minimum of 50 meters of fiber optic cable slack is to be left in all facility locations such as POP sites, regenerator locations, amplifier locations or terminal locations.

        g) All contractors that handle the cable will be required to attend manufacturer sponsored training classes.

7.0  MANHOLES AND HANDHOLDS.

o Manholes shall be placed in traveled surface streets and shall have locking lids.

o Handholds shall be placed in all other areas and they shall be installed with 24 inches of soil covering the handhold lid. All handholds locations shall be identified with cable markers on either side of the handhold with exact and specific information as to the location of the handhold.

o All handhold and manhole locations shall be clearly marked on all installation as-build drawings.

o Carrots ( location toning devices ) will be installed on all buried Manholes or Handholds. Carrots will be supplied by the Owner.

8.0  CABLE MARKERS (WARNING SIGNS).

o Cable markers shall be installed at all locations where changes in cable running line direction occur, at all fiber optic cable manhole/handhold splice points, pullboxes and assist points as well as at both sides of street, road, highway or railroad crossing. Under no circumstances,



Exhibit F - Page 4

EXECUTION COPY                                                      CONFIDENTIAL

     shall any markers be spaced more than 500 feet apart in metro areas and more than 1000 feet apart in non-metro areas. Markers shall always be positioned in such a way so that they can be seen from the route of the cable and they should be installed, generally, in the direction perpendicular to the cable route line.

o All handholds, manholes, splice points, assists shall be indicated on the marker posts. The fiber optic cable metallic member shall be grounded at all fiber optic cable splice point locations. A tone system will be utilized for cable locates, with locate terminals placed at each fiber optic splice point location. The locate dial up units will be placed at every equipment shelter along the fiber optic cable route. The locating tone will be carried by the metallic sheath which is part of the fiber optic cable assembly.

9.0  SAFETY AND ENVIRONMENTAL CONSIDERATIONS.

o All work described in this document shall be performed in strict accordance with all applicable federal, state, local and private rules, laws and regulations relating to safety and environmental issues, including those set forth by OSHA and the EPA.


10.0 CABLE SPLICING AND TESTING IN THE FIELD. ( SEE DETAILED SPLICING AND TESTING REQUIREMENTS -EXHIBIT A )

o The fiber optic cables entering a splice case within a splice manhole or handhold shall be on the same side of the case. No so called "in-line" splices shall be allowed.

o Only splices from one buffer tube shall be housed in any splice tray. Under no circumstances will a fiber optic cable buffer tube be split between two or more splice trays.

o    Under no circumstances will jumpers be allowed from tray to tray.

o All fiber splices shall be matched up color-to-color in both the buffer tubes and individual fiber strand cladding. Under no circumstances will "frogging" of fiber strands be permitted.

o All splices shall be made with a profile alignment fusion splicing machine. All splices shall protected by heat shrink tubing.

o Fiber Optic Cable Splicing, Testing and Acceptance Procedures are outlined in a separate attachment to this document. (Exhibit A)


Exhibit F - Page 5

EXECUTION COPY                                                      CONFIDENTIAL

11.0 TERMINATION OF FIBER OPTIC CABLE.

o All fiber optic strands within the MFNS fiber optic cable will be terminated on MFNS provided and designated bulkheads or fiber distribution panels located at all MFNS regenerator, amplifier, terminal, junction and POP locations along the MFNS fiber route.

NOTES:

This document outlines MFN construction specifications. These specifications are not applicable to the entire MFN network. However, all segments have been constructed to generally acceptable industry best practices.


Exhibit F - Page 6

EXECUTION COPY

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       FIRST AMENDMENT TO LEASE AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment") is made by and between METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation ("MFN") and WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Lessee").

                                   Background

Lessee and MFN are parties to the Lease Agreement dated April 26, 2002 (the "Agreement").

On May 20, 2002, MFN and most of its direct and indirect domestic subsidiaries each filed voluntary petitions for reorganization pursuant to Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and MFN is currently operating its business and managing its property as a debtor-in-possession (the "Pending Bankruptcy Case").

The parties now wish to amend the Agreement in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. The definition of "Term" is deleted and replaced with the following:

"'TERM' begins on the date of full execution of the First Amendment to this Agreement and includes the initial term and any subsequent renewal terms."

3. Section 3.1 is deleted and replaced with the following:

"During the Term, unless otherwise converted to an IRU pursuant to Section 3.6, MFN grants to Lessee a Lease in 30,740 fiber miles in the MFN System (the 'Lessee Fiber'). The Lessee Fiber is identified by segment in Exhibit B-1. Lessee agrees to pay the fees set forth in Section 4.1 for the Lessee Fibers. [************************************************************
*************************************************************************
************************************************************************
****************************************************************************
****************************************************************************
***************************************************************************
*************************************************************************
****************************************************************************
***********************************************************************
****************************************************************************
**********************]



CONFIDENTIAL
PAGE 1 OF 4

EXECUTION COPY


4. The following Section 3.6 is added to the Agreement:

"TERM. The initial term of the agreement expires [*********] years after the effective date of the First Amendment to this Agreement, with [***************] renewal periods. Unless Lessee provides a minimum of 60 days notice of termination prior to the expiration of the then-current term, the Agreement automatically renews under the same terms and conditions."

5. EXHIBITS B AND C are wholly replaced with EXHIBIT B-1 AND C-1, attached to this Amendment.

6. The following Section 17.7 is added to the Agreement:

"CROSS DEFAULT. MFN and Lessee are parties to a second Lease Agreement dated April 26, 2002 pursuant to which MFN is the lessee (the "Longhaul Agreement"). The parties agree that a default under the Longhaul Agreement is deemed a default under this Agreement, giving the non-defaulting party the right to terminate if the Longhaul Agreement is likewise terminated. The right to terminate under this Section 17.7 automatically expires if the non-defaulting party does not provide notice, within 60 days of termination of the Longhaul Agreement, of its intent to exercise its right to terminate this Agreement. Such termination shall be effective 120 days after such notice, if given.

7. Section 20.3(b) is deleted and replaced with the following:

[****************************************************************************
*****************************************************************************
**************************************************************************
**************************************************************************
************************************************************************
*******************************************************************************]

8. ADDITIONAL CONSIDERATION; PRE-PETITION CURE. The parties agree to effect a pre-petition netting in Bankruptcy Court for all pre-petition amounts owed between Metromedia Fiber Network Services, Inc., Metromedia Fiber National Network, Inc.(together "Debtor"), and Williams Communications, LLC. The parties acknowledge and agree, that after netting, Debtor owes Williams Communications, LLC [*************] in pre-petition obligations (the "Prepetition Debt"). As full satisfaction of the Prepetition Debt, Debtor agrees to provide to Williams a credit against monthly invoices issued under the Agreement over the initial 3-year term as follows:

      o     months 1-12 [*******] per month

      o     months 13-24 [*******] per month

      o     months 24-36 [*******] per month

9. EFFECTIVE DATE. This Amendment is effective upon the date of the last signature hereto ("Effective Date"). The parties agree that the new billing rate as specified in paragraph 3 of this Amendment is effective October 1, 2002. To be sure, any invoices rendered during September


CONFIDENTIAL
PAGE 2 OF 4

EXECUTION COPY

2002 for October services, will be adjusted accordingly. Notwithstanding the foregoing, the parties acknowledge that the Amendment must be approved by the Bankruptcy Court pursuant to an order, in form and substance acceptable to Lessee and MFN, which provides for, among other things, the following: (i) assumption of the Agreement, as amended, pursuant to section 365 of the Bankruptcy Code, and (ii) a finding that the parties negotiated the Amendment at arm's length and in good faith. If such approval is not obtained on or before October 17, 2002 or such later date as the parties may agree to, this Amendment will be null and void and of no force or effect and Lessee agrees to pay the difference between the amended amounts invoiced for October and the actual amounts owed under the Agreement.

10. ASSUMPTION AND WAIVER OF SPECIFIC CLAIMS. If following the assumption of the
Agreement:

         (a) one or more metro fiber rings currently operated by MFN on which Lessee has Lessee Fiber, is effectively abandoned because MFN elects no longer to operate those markets and the markets are sold to a third party, then any damage claim of Lessee arising from the effective abandonment of any such market is a general unsecured claim in the Pending Bankruptcy Case; and/or

         (b) one or more, but less than all, MFN's metropolitan networks are sold to a third party who intends to operate such networks, then, subject to Lessee's rights under section 365 of the Bankruptcy Code as described below, Lessee and MFN will execute a new agreement in all respects identical to the existing Agreement but which includes only the Lessee Fiber in markets sold to a third party. The new agreement may be assigned by MFN to the third party pursuant to section 365 of the Bankruptcy Code, and the existing Agreement will be deemed amended to eliminate the assigned Lessee Fiber from its scope. The occurrence of events contemplated by this subparagraph is not a breach by MFN of the Agreement and will not give rise to a claim. Lessee may object to any assignment pursuant to section 365 of the Bankruptcy Code on the grounds that Lessee is not receiving adequate assurance of future performance or that an assignment to the third party assignee in question is otherwise not permitted under the Bankruptcy Code; provided, however, that in the event Lessee's objection to such assignment is sustained but the relevant network is nevertheless sold to the third party, the parties agree that damages, if any, arising from the breach resulting from MFN's inability to provide service to Lessee under the Agreement with respect to the networks sold to the third party, will be a general unsecured claim in the Pending Bankruptcy Case; or

         (c) the Agreement is terminated due to MFN's failure to perform or its rejection thereof, nothing herein constitutes a waiver of Lessee's right to a general unsecured claim for all outstanding Pre-Petition Debt and an administrative claim for post-petition damages caused by any breach of the Agreement, or of the right of MFN or any party in interest to object to any such claim. Any and all administrative expense claims will require Williams Communications to satisfy the requirements of the Bankruptcy Code to establish the claim and is without prejudice to any other party's right to contest such claim.




CONFIDENTIAL

EXECUTION COPY



         MFN further hereby agrees to waive its right to assert any bankruptcy preference claim, fraudulent transfer claim or any other potential avoidance claims available to MFN against Customer arising out of the Agreement.

11. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended is hereby ratified and confirmed.

12. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

The parties have executed this Amendment on the dates set forth below.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          -------------------------------------

(Print) Name:     William G. La Perch
              ---------------------------------

(Print) Title:    Sr. Vice President
              ---------------------------------

(Print) Date:     10/10/02
             ----------------------------------


WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ Frank M. Semple
          -------------------------------------

(Print) Name:     Frank M. Semple
              ---------------------------------

(Print) Title:    Chief Operating Officer
              ---------------------------------

(Print) Date:     10/2/02
             ----------------------------------



CONFIDENTIAL
PAGE 4 OF 4

EXECUTION COPY


                                  EXHIBIT B-1


                       SELECTED SEGMENT (BRANCH A)                     LENGTH OF     NUMBER       FIBER
CITY            FACILITY                        ACCEPTANCE DATE       RING/SEGMENT   OF FIBERS    MILES                MRC
----            --------                        ---------------       ------------   ---------    ------               ---
Atlanta         56 Marietta (Atlanta 2A)             2/12/2001           2.45            4           9.80        [*************]

Atlanta         DT Ring 1                            7/17/2001           7.70           12           92.40       [*************]

Atlanta         56 Marietta - 874 DeKalb            11/12/2001           2.45           32           78.40       [*************]

Boston          DT Ring 1                            2/24/2000           7.99           28          223.79       [*************]

Boston          DT Ring 2                            7/28/2000           8.36           16          133.78       [*************]

Boston          DT Ring 3                            5/16/2000           5.82           28          162.96       [*************]

Boston          Sub-Ring 2
                (Boston to Spring Street)            7/11/2001          16.00            4           64.00       [*************]

Boston          Sub-Ring 2                           1/21/2002          35.25           28          987.00       [*************]

Central
New Jersey      Ring 1                               7/11/2000          81.00            6          486.00       [*************]

Chicago         DT Ring 1                             2/8/2000           3.42           16           54.72       [*************]

Chicago         DT Ring 2                            3/10/2000           1.70           16           27.18       [*************]

Chicago         DT Ring 3                            3/10/2000           2.36           16           37.80       [*************]

Chicago         DT Ring 4                             2/8/2000           3.83           24           91.80       [*************]

Chicago         DT Ring 5                            3/10/2000           3.39           16           54.30       [*************]

Chicago         DT Ring 6                             2/8/2000          14.78           12          177.30       [*************]

Chicago         Ring 5 (Sub-Ring 5)                  2/28/2000          14.38            6           86.29       [*************]

Chicago         Ring 7 (DT Ring 7)                   7/11/2001           5.50           12           66.00       [*************]

Chicago         Sub-Ring 2                           9/15/2000          86.50           12         1037.99       [*************]

Chicago         Sub-Ring 3                            4/4/2001          74.00            8          592.00       [*************]

Chicago         Sub-Ring 4                           7/14/2000          41.88            8          335.02       [*************]

Chicago         Sub-Ring 5 (Additional)              12/6/2001          14.38           18          258.84       [*************]

Dallas          Ring 1                                2/7/2000          30.57           24          733.74       [*************]

Dallas          Ring 2                               2/14/2000          66.77           24         1602.45       [*************]

Dallas          Ring 3                               2/28/2000          41.37           12          496.38       [*************]

Dallas          Ring 4                               5/16/2000          71.90            8          575.19       [*************]



CONFIDENTIAL

                                   EXHIBIT B-1

                       SELECTED SEGMENT (BRANCH A)                     LENGTH OF     NUMBER       FIBER
CITY            FACILITY                        ACCEPTANCE DATE       RING/SEGMENT   OF FIBERS    MILES                MRC
----            --------                        ---------------       ------------   ---------    ------               ---
Denver          CBD                                    6/21/2001              6.21         12      74.52           [*************]

Houston         Ring 1 (DT 1)                          7/14/2000              7.38         24     177.12           [*************]

Houston         Ring 2 (DT 2)                          7/14/2000              4.01         12      48.06           [*************]

Houston         Ring 3                                 7/14/2000             60.53         16     968.40           [*************]

Houston         Ring 4                                 7/14/2000             55.97         18    1007.46           [*************]

Houston         Ring 5                                 7/14/2000             48.06          8     384.48           [*************]

Houston         Ring 5A                                8/15/2000             12.50          4      50.01           [*************]

Houston         Ring 6                                 7/14/2000             11.15         12     133.79           [*************]

Houston         Ring 7                                 10/1/2001             63.15          4     252.60           [*************]

Long Island     Ring South (Ring 1)                    8/17/2000             62.41         12     748.87           [*************]

Los Angeles     DT Ring 1                              5/14/2001              1.34         20      26.80           [*************]

Los Angeles     DT Ring 2                              5/17/2001              2.66         20      53.20           [*************]

Los Angeles     DT Ring 3                              5/24/2001              3.70         20      74.00           [*************]

Los Angeles     DT Ring 4                             10/17/2001              5.72         20     114.40           [*************]

Los Angeles     DT Ring 5                               8/7/2001              1.04         48      49.68           [*************]


Los Angeles     Sub-Ring 1
                (Lemon point-to-point)                 1/28/2002              8.51          2      17.02           [*************]

Manhattan       Ring 3                                  2/4/2000              5.86         60     351.81           [*************]

Manhattan       Ring 4                                 3/13/2000              3.99         60     239.67           [*************]

Manhattan       Ring 5                                 1/28/2000              3.39         60     203.31           [*************]

Manhattan       Ring 6-1                                2/1/2000             12.76         48     612.54           [*************]

Manhattan       Ring 6-2                               9/16/2000             11.75         12     140.94           [*************]

Manhattan       Ring 7                                  2/4/2000              8.03          6      48.15           [*************]

New Jersey      Ring 1                                 6/13/2000            113.40         12    1360.80           [*************]


New York City   Ring 2 (Manhattan 2) consol.                                  4.79         57     272.86           [*************]

New York City   POP 1 to POP 2
                Interconnection (1-24)                 4/16/2002              3.70         24     444.00           [*************]

New York City   POP 1 TO POP 2
                Interconnection (25-48)                    TBD                3.70         24     444.00           [**************]


CONFIDENTIAL

                                   EXHIBIT B-1

                       SELECTED SEGMENT (BRANCH A)                     LENGTH OF     NUMBER       FIBER
CITY            FACILITY                        ACCEPTANCE DATE       RING/SEGMENT   OF FIBERS    MILES                MRC
----            --------                        ---------------       ------------   ---------    ------               ---
Newark -
 60 Hudson      Revised & Consolidated Billing        1/28/2000        42.76           24       1026.24         [*************]

NY - Boston     95 Church Street - 230 Congress          TBD          203.88            2        407.76         [*************]

NY - Boston     60 Hudson - 230 Congress              2/23/2000       278.88            2        557.76         [*************]

Philadelphia    DT Ring 1                             2/23/2000         4.13           20         82.50         [*************]

Philadelphia    DT Ring 2                             3/27/2000         5.44           20       108.75          [*************]

Philadelphia    DT Ring 3                             3/27/2000         5.75           20       115.05          [*************]

Philadelphia    Ring 4                                6/11/2001         4.17            8        33.36          [*************]

Philadelphia    KP Loop                               3/27/2000         9.96            4        39.84          [*************]


Philadelphia    Main Ring                             3/27/2000        56.47            4       225.86          [*************]

Phoenix         CBD                                   7/17/2001         9.00           12       108.00          [*************]

San Francisco   DT Ring 1                             6/15/2000         7.20           20       144.00          [*************]

San Francisco   DT Ring 2                             6/15/2000         5.90           20       118.00          [*************]

San Francisco   DT Ring 3                             6/13/2000         3.56           20        71.20          [*************]

San Francisco   DT Ring 4                             6/18/2000         2.80           20        56.00          [*************]

San Francisco   Dunbarton (DMB-1 & DMB-2)             5/13/2002        22.63           20       452.60          [*************]

San Francisco   Oakland Ring (Ring 4)                 2/11/2002         2.38           12        28.58          [*************]

San Francisco   8-fiber point-to-point
                for Pine/Folsum                       1/30/2001         5.76            8        46.10          [*************]

San Francisco   Sub Ring 1                             5/9/2002       111.07           24      2665.68          [*************]

San Francisco   CA-7                                   5/9/2002        16.10           12       193.20          [*************]

San Francisco   CA-3 & CA-4                            5/9/2002        26.90           12       322.80          [*************]

San Francisco   11 Great Oaks CA25 cable              10/1/2002        14.00            4        56.00          [*************]

San Francisco   529 Bryan (portions of
                CA-3 & CA-4)                          8/23/2002        25.00            2        50.00          [*************]

Santa Clara     50 West Fernando                      5/11/2001         0.34            4         1.36          [*************]

Seattle         DT Ring 1                             8/15/2001         4.42           24       105.96          [*************]

Seattle         DT Ring 2                              9/6/2001         9.25           24       222.00          [*************]

Seattle         DT Ring 3                             8/15/2001         4.49           24       107.76          [*************]


CONFIDENTIAL

                                   EXHIBIT B-1

                       SELECTED SEGMENT (BRANCH A)                     LENGTH OF     NUMBER       FIBER
CITY            FACILITY                        ACCEPTANCE DATE       RING/SEGMENT   OF FIBERS    MILES                MRC
----            --------                        ---------------       ------------   ---------    ------               ---


Seattle         DT Ring 3/4 (between
                Skinner & Weston)                      8/15/2001          0.55            4         2.22          [*************]

Seattle         DT Ring 3/4 (fiber ring
                to STTLWA03 & 06)                     11/15/2001          7.60            2        15.20          [*************]

Seattle         DT Ring 4 (1505 5th - 2001 6th)         3/5/2001          4.26            3        12.78          [*************]

Seattle         DT Ring 4 (1505 5th - 2308 6th)        3/29/2002          4.26            2         8.52          [*************]

Seattle         Lake Washington Ring
                (fibers to Bellevue)                    1/4/2002         79.08            2       158.16          [*************]

Seattle         Lake Washington Ring
                (between Skinner & Weston)             3/14/2002          0.54            4         2.16          [*************]

Seattle         Lake Washington Ring                   3/14/2002         76.55           12       918.60          [*************]

Seattle         DT Ring 5                              6/20/2001          4.28           24       102.72          [*************]

Washington      DT Ring 1                              12/6/1999          1.04           36        37.44          [*************]

Washington      DT Ring 2                              3/27/2000          3.98           36       143.37          [*************]

Washington      DT Ring 3                              9/24/2001          8.17           36       294.12          [*************]

Washington      Ring 2                                  3/1/2000         42.52           36      1530.54          [*************]

Washington      Ring 3                                 12/6/1999         30.53           36      1098.90          [*************]

Washington      Ring 4                                12/16/1999         34.53           20       690.50          [*************]

Washington      Ring 5                                 2/14/2000         21.09           20       421.88          [*************]

Washington      Elden Ring                             8/20/2001          4.68           36       168.48          [*************]

White Plains    Ring 1                                  3/1/2000         61.37           12       736.47          [*************]

White Plains    Sub Loop (Church - Main)               4/17/2001          1.33            4         5.30          [*************]

White Plains    WP-2                                   4/26/2002         37.50            4       150.00          [*************]

Yonkers         Ring 1                                11/27/2000         16.56            8       132.48          [*************]
                                                                                               ---------
                                                                                               30,739.80          [*************]


CONFIDENTIAL

                                   EXHIBIT B-1

EXECUTION COPY

                                   EXHIBIT C-1
                                 BUILDING ACCESS

                                                                                ACCEPTANCE DATE OR
                                                                              ESTIMATED DELIVERY DATE,
      CITY                   LOCATION                  DEMARCATION POINT          AS APPLICABLE.
      ----                   --------                  -----------------      ------------------------
Anaheim              217 North Lemon Street                                          1/28/2002

Atlanta              55 Marietta (2-fiber collapsed
                     ring)                                                           1/11/2002

Boston               8 Harrison Avenue                                               3/12/2001
Boston               41 Belvidere Street                                             3/13/2001
Boston               10 Ware Street, Cambridge                                       4/11/2001
Boston               210 Bent Street, Cambridge                                      4/11/2001
Boston               6 Bowdoin Square                                                4/11/2001
Boston               36 Spring Street (primary)                                      7/11/2001

Chicago              800 Jorie Boulevard                                             2/26/2001
Chicago              350 Cermak                                                      7/11/2001
Chicago              520 South Federal (primary)                                     8/24/2001
Chicago              501 63rd (Downers Grove, IL)*                                    5/1/2001

Dallas               2323 Bryan Street                                                3/9/2001
Dallas               4101 Bryan Street                                               5/25/2001
Dallas               2400 Ross Avenue                                                5/25/2001
Dallas               308 South Akard                                                 5/25/2001
Dallas               4316 Bryan Street *                                             1/25/2002

Houston              1121 Capitol Street                                              5/4/2001
Houston              1200 Clay Street                                                 5/4/2001
Houston              12025 Interstate 45 North                                       1/26/2001
Houston              1291 North Post Oak Road                                        2/26/2002

Los Angeles          1200 West 7th Street                                            7/25/2001
Los Angeles          433 South Olive                                                 9/21/2001

New York             210 West 18th Street                                            2/28/2001
New York             230 West 36th Street                                            2/28/2001
New York             227 East 30th Street                                            2/28/2001
New York             435 West 50th Street                                            1/16/2001
New York             228 East 56th Street                                            1/16/2001
New York             1095 Avenue of the Americas                                     1/16/2001
New York             104 Broad Street                                                3/14/2001
New York             111 Main Street, White Plains                                   2/13/2001
New York             221 East 37th Street                                             3/5/2001
New York             204 Second Avenue                                                3/5/2001
New York             140 West Street                                                  3/5/2001

CONFIDENTIAL
                                        EXHIBIT C-1

                                                                                ACCEPTANCE DATE OR
                                                                              ESTIMATED DELIVERY DATE,
      CITY                   LOCATION                  DEMARCATION POINT          AS APPLICABLE.
      ----                   --------                  -----------------      ------------------------

New York             25 Broadway                                                     3/15/2001
New York             111 Main Street, White Plains                                   4/17/2001
New York             230 West 36th Street                                            9/10/2001
New York             227 East 30th Street                                            9/10/2001

Philadelphia         1631 Arch Street                                                8/22/2001

San Francisco        555 Pine                                                        5/18/2001
San Francisco        611 Folsom                                                      5/18/2001
San Francisco        11 Great Oaks Blvd                                              10/1/2002
San Francisco        529 Bryant Street, Palo Alto            MFN rack in PAIX
                     (PAIX)(1)                                                         8/28/2002

Santa Clara          50 West San Fernando                                            5/11/2001

Seattle              1122 Third Avenue                                              11/15/2001
Seattle              1708 East Pike Street                                          11/15/2001
Seattle              14808 SE 16th Street                                             1/4/2002
Seattle              2308 Sixth Avenue *                                             9/28/2001

Washington, D.C.     1200 H Street NW                                                 4/4/2001
Washington, D.C.     2055 L Street NW                                                 4/4/2001
Washington, D.C.     730 12th Street NW                                               4/4/2001
Washington, D.C.     7990 Science Applications Boulevard                             7/16/2001
Washington, D.C.     21715 Filigree Court, Ashburn, VA                               7/25/2001
                     (primary)

--------

(1) Two-fiber point-to-point to MFN POP at 95 S. Market Street.

 *  indicates Street Meet Me


CONFIDENTIAL
                                        EXHIBIT C-1

EXECUTION COPY                                                     CONFIDENTIAL

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.






                      COLLOCATION AND MAINTENANCE AGREEMENT


                                     BETWEEN

              METROMEDIA FIBER NETWORK SERVICES, INC. ("PROVIDER")

                                       AND

                    WILLIAMS COMMUNICATIONS, LLC ("CUSTOMER")





                              DATED APRIL 26, 2002

EXECUTION COPY                                                     CONFIDENTIAL

                                TABLE OF CONTENTS

ARTICLE                                                                                                PAGE
-------                                                                                                ----
ARTICLE I             DEFINITIONS                                                                        1

ARTICLE II.           CONSIDERATION                                                                      3

ARTICLE III.          GRANT OF LICENSE AND COLLOCATION                                                   6

ARTICLE IV            INTENTIONALLY OMITTED                                                             10

ARTICLE V             TERM                                                                              10

ARTICLE VI            MAINTENANCE                                                                       11

ARTICLE VII.          AUDIT RIGHTS                                                                      11

ARTICLE VIII.         WARRANTIES                                                                        12

ARTICLE IX.           DEFAULT                                                                           12

ARTICLE X.            INDEMNIFICATION                                                                   13

ARTICLE XI.           LIMITATION OF LIABILITY                                                           14

ARTICLE XII.          INSURANCE                                                                         15

ARTICLE XIII.         TAXES                                                                             16

ARTICLE XIV.          NOTICE                                                                            16

ARTICLE XV.           CONFIDENTIALITY                                                                   17

ARTICLE XVI.          PROHIBITION ON IMPROPER PAYMENTS                                                  18

ARTICLE XVII.         FORCE MAJEURE; EMINENT DOMAIN                                                     19

ARTICLE XVIII.        SETTLEMENT OF DISPUTES                                                            19

ARTICLE XIX.          RULES OF CONSTRUCTION                                                             20

ARTICLE XX.           ASSIGNMENT                                                                        21

ARTICLE XXI.          ENTIRE AGREEMENT; AMENDMENT; EXECUTION                                            22

EXECUTION COPY                                                     CONFIDENTIAL


                                    EXHIBITS

Exhibit A         Collocation Sites
Exhibit B         Operations Specifications

EXECUTION COPY                                                     CONFIDENTIAL


                      COLLOCATION AND MAINTENANCE AGREEMENT
                                 (METRO FIBERS)

         This COLLOCATION AND MAINTENANCE AGREEMENT (this "Agreement") is made, as of the 26 day of April, 2002 (the "Effective Date") by and between METROMEDIA FIBER NETWORK SERVICES, INC. ("Provider"), a Delaware corporation having its principal office at 360 Hamilton Avenue, White Plains, New York 10601 and WILLIAMS COMMUNICATIONS, LLC ("Customer"), a Delaware limited liability company, having its principal office at One Technology Center, Tulsa, Oklahoma 74103.

                                   BACKGROUND

A. On this same date, the parties are entering a Fiber Lease Agreement and a Fiber Lease Agreement No. 2 (together, "Fiber Agreements") pursuant to which Customer agrees to lease from Provider certain fiber optic strands (the "Customer Fibers"); and

B. Customer desires to have Provider operate and maintain the Customer Fibers and Provider desires to provide such services to Customer on the terms and conditions set forth herein; and

C. In addition to maintenance services, Customer desires to acquire from Provider, and Provider desires to provide to Customer, certain collocation rights and services for the Customer Fibers upon the terms and conditions set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                             ARTICLE I. DEFINITIONS

Capitalized terms and phrases used in this Agreement shall have the following meanings:

"ADDITIONAL SERVICES" shall have the definition set forth in Section 3.4.

"AFFILIATE" means, with respect to any entity, an entity controlling, controlled by, or under common control with such entity by means of direct or indirect majority equity ownership or otherwise. As used in this Agreement, "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

"BASIC SERVICES" shall have the definition set forth in Section 3.3.

"CLAIM" means any claim, action, dispute, or proceeding of any kind between Customer (or any of its Affiliates, successors or assigns) and Provider (or any of its Affiliates, successors, or assigns) and any other claim, transaction, occurrence, loss, liability, expense or other matter arising out of, in connection with, or in any way related to, the Collocation Sites and this Agreement, including the Exhibits hereto.

EXECUTION COPY                                                     CONFIDENTIAL

"COLLOCATION NOTICE" is defined in Section 3.5(a).

"COLLOCATION SITE" shall mean each location in which Customer is granted collocation rights hereunder including POPs, regeneration and transmission sites, central offices and commercial buildings. The initial Collocation Sites are listed in Exhibit A (includes the specified number of racks listed for each such location) and any provided in the future pursuant to Section 3.5(a).

"COSTS" means actual and directly related costs accumulated in accordance with the established accounting procedure used by Provider or Customer or their respective contractors or subcontractors, as the case may be, which costs include the following: (a) labor costs, including wages, salaries, benefits and overhead allocable to such labor costs (Customer's or Provider's overhead allocation percentage shall not exceed the lesser of (i) the percentage such party allocates to its internal projects or (ii) one hundred and thirty percent (130%), and (b) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

"CUSTOMER EQUIPMENT" means optronic (opto-electrical), electronic, or optical equipment, or materials, interconnection facilities, or other equipment owned, possessed, or utilized by Customer.

"FACILITY OWNERS/LENDERS" means any entity (other than Provider): (a) owning any portion of the Collocation Site or Customer Fibers or any property or security interest therein, (b) leasing to Provider, or providing an IRU to Provider in, any portion of the Customer Fibers, or (c) that is a lender (including any party holding legal title or a security interest in Provider's network as a lessor or a creditor) with respect to Provider or any Affiliates of Provider.

"FORCE MAJEURE EVENT" shall mean any event due to causes beyond the reasonable control of a Party, including, but not limited to: act of God; fire; flood; material shortage or unavailability not resulting from the responsible Party's failure to timely place orders or take other necessary actions therefor, government codes, ordinances, laws, rules, regulations, or restrictions; war or civil disorder; provided that (i) a loss by a Party of employees (other than by reason of one or more Force Majeure Events), (ii) strikes and other labor actions involving a Party's own work force, (iii) the failure (other than by reason of force majeure) of any subcontractor, supplier or transporter to perform its obligations to a Party (except on account of insolvency) unless such supplies or transportation or other services are generally unavailable in the marketplace, and (iv) any increase a Party's costs, shall not in and of itself constitute a Force Majeure Event; and provided that an act or omission shall not be deemed to be "beyond its control" if committed, omitted or caused by such Party, or its employees, officers, agents or affiliates, or by any corporation or other business entity that holds a controlling interest in said Party, whether held directly or indirectly.

"INSTALLATION DATE" is the first date the Collocation Site is ready and available for installation of Customer Equipment.

"LEASE CLAIMS" shall have the meaning set forth in Section 11.4.

"PARTY" or "PARTIES" shall mean either Customer, Provider or both.

EXECUTION COPY                                                     CONFIDENTIAL

"PERSON" shall mean an individual; association, partnership, corporation, limited liability company or other legally recognized entity.

"POP" means a telecommunications point of presence and, unless the context indicates otherwise, refers to a Provider-designated point of presence located along the route of the Customer Fibers.

"RACK CREDIT" shall have the meaning set forth in Section 2.6 of this Agreement.

"RELEASED PARTY" means each of the following:

         (a) any Affiliates of the other party and any Facility Owners/Lenders;

         (b) any employee, officer, director, stockholder, partner, member, or trustee of the other party or of its Affiliates or Facility Owners/Lenders; or

         (c) assignees of the entities included in the above subparagraphs (a) or (b) and any employee, officer, director, stockholder, partner, member, or trustee of such assignees.

"TAKING" shall have the definition set forth in Section 17.2.

"TERM" means the term of this Agreement as defined in Section 5.1.

"UNDERLYING LANDLORD" means any entity (other than Provider) leasing to Provider any Collocation Site.

                ARTICLE II. CONSIDERATION, FEES AND PAYMENT TERMS

2.1 CHARGES FOR MAINTENANCE. For each month during the Term, Customer shall pay Provider a maintenance fee of [*****] per fiber mile, per month for the maintenance services set forth in Article 6 of this Agreement. Invoices for such maintenance services shall be issued monthly.

2.2 CHARGES FOR COLLOCATION.

    (a) BASIC SERVICES. Customer shall pay for the use of the rack space and associated Basic Services (including power up to 30 amps per rack):

        (i) at Collocation Sites that service the Customer Fibers leased pursuant to the Fiber Lease Agreement at the rate of [****] per rack per month; and

        (ii) at Collocation Sites that service the Customer Fibers ordered pursuant to the Fiber Lease Agreement #2 at Provider's then current standard rates.

    (b) ADDITIONAL SERVICES. If Customer chooses to receive Additional Services, it shall pay any and all (initial and continuing) costs reasonably incurred by Provider in providing such Additional Services. Upon at least thirty (30) days' notice to Customer, Provider may adjust recurring charges for the Additional Services once each calendar year to equal its then-current standard charges.

EXECUTION COPY                                                     CONFIDENTIAL

         (i) The current charge for additional racks (including up to 20 amps of power per rack) is [*****] per rack per month.

         (ii) The current monthly service charges for additional power are [***] per AC/amp or DC/amp (in excess of 20 combined amps per rack)

         (iii) Customer shall pay a non-recurring charge for initial installation of Additional Service at a POP, which charges are forth in the table below.

Description of Charge                                       Nonrecurring Charge
---------------------                                       -------------------
Initial Installation Charge per rack                            [******]
Per 10 AC or DC/amps (over combined 20) up                      [****] per amp
to 60 amps per rack total.
Charge for more than 60 amps per rack total                     [***]

         (iv) Provider agrees that Customer may cross-connect with third parties at each Collocation Site. Provider will charge and Customer will pay the following charges for interconnecting within Provider's POP:

        o A non-recurring charge of [*****] per cross-/interconnect (covers testing, cords...etc.)

        o A monthly recurring charge of [****] for a single riser and [*****] for dual risers per 4 fibers.

         (c) ESCORTED ACCESS. Customer shall pay Provider's charges for escorted access to Collocation Sites, which may include minimum call-out times, and night, weekend, and holiday differentials or multipliers as set forth below:

        o       Monday-Friday, 8:00 am to 5:00 pm local (2 hour min)     [****]

        o       Monday-Friday, 5:01 pm to 7:59 am local (4 hour min)     [****]

        o       Saturday & Sunday (4 hour min)                           [****]

        o       Holidays (4 hour min)                                    [****]

         (d) Early Termination. Except as set forth in Section 3.2, Customer is liable for Collocation Charges (a) for one year after the Installation Date at each POP, and (b) for five years after the Installation Date at each non-POP. If Customer elects to terminate use of any racks it shall do so by giving Provider 30 days prior written notice and paying a termination fee equal to such charges.

         (e) Ancillary Charges. Current ancillary charges related to changes of the Basic Services or the Additional Services are set forth in the table below:





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
Ancillary Charges                                                           Charge Per Occurrence
-----------------                                                           ---------------------
Each change of Transmission Service Order (prior to spec being written)           [****]
Each change of Transmission Service Order (after spec written but before          [****]
install)
Each change of Transmission Service Order (after install)                         [************]
Order Cancellation of Additional Services (>/= 30 days from Additional            [****]
Services Ready Date)
Order Cancellation of Additional Services (< 30 days from Additional              [******]
Services Ready Date)

All charges set forth in Subsections 2.2 (b), (c), (d) and (e) are subject to change upon at least thirty (30) days' notice from Provider to Customer after the first anniversary of the Effective Date. Notwithstanding anything to the contrary in this Section 2.2, the charges for the services set forth in Subsections 2.2 for to collocation relating to Customer Fibers ordered pursuant to Lease Agreement #2 shall be at Provider's standard rates at the time of such order.

2.3 METHOD OF PAYMENT. All payments to be made pursuant to this Agreement may be made by check or draft of immediately available funds delivered to the address designated in writing by the other Party (e.g., in a statement or invoice) or, failing such designation, to the address for notice to such other Party provided pursuant to Article XIV. Each Party shall make all payments in United States currency.

2.4 TIME OF PAYMENT.

         (a) Recurring charges for maintenance services and collocation services are invoiced in advance. Payments shall be prorated, as necessary, for the first and last months such charges apply. Notwithstanding anything to the contrary in this Agreement and regardless of whether Customer is ready to utilize the collocation space in each of the Collocation Sites, the Collocation charges shall begin to apply upon the Installation Date at the relevant site.

         (b) Provider shall issue invoices for any Additional Services after the calendar month during which it provided such Additional Services, provided that it may issue invoices for nonrecurring charges (including any Cost reimbursement) based upon estimates of such charges and Customer shall pay such invoices prior to performance of the work by Provider. Within thirty (30) days of completion of the work, Provider shall invoice Customer for any Costs of such work exceeding the estimate, or if the estimate exceeds the actual Costs, Provider shall refund the Customer the difference.

         (c) Except as otherwise set forth in this Agreement, all amounts are payable within thirty (30) calendar days of the invoice delivery date, as determined by Section 14.2. Notwithstanding anything to the contrary contained herein, Customer shall pay the maintenance and collocation fees during the term of that certain Monthly Netting Agreement executed by the Parties on October 20, 2002, in accordance with the provisions of such Monthly Netting Agreement.

2.5 NO OTHER FEES. Except as otherwise set forth in this Agreement, neither party shall charge the other party any maintenance, right-of-way, conduit occupancy, or other recurring charges.



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2.6 RACK CREDITS. Notwithstanding anything contained herein to the contrary, in consideration for the lease payments paid by Customer under the Fiber Lease Agreement, Customer shall receive [*****] RACK CREDITS ("Rack Credits").

         (a) Each Rack Credit entitles Customer to the right to the use of one rack for one month together with associated Basic Services (including power up to 30 amps per rack) in all Collocation Sites other than MFN Data Centers or PAIX locations.

         (b) At MFN Data Centers, Rack Credits shall be applied up to [********] Rack Credits per month per Collocation Site and will be debited at the rate of [*******] rack credits per [*******] rack utilized by Customer (for a maximum of [*] racks per MFN Data Center), and such Rack Credits shall not include any services within such Collocation Sites for which Customer shall pay Provider's then current rates.

         (c) Customer leases equipment rack space and power from PAIX.net, Inc., a subsidiary of Provider ("PAIX), pursuant to the PAIX Telecommunications Carrier License Agreement dated May 15, 2000. Provider agrees to cause PAIX to apply the Rack Credits a maximum of [********] racks per PAIX facility (Telco and IP) used by Lessee. Such Rack Credits shall not include any services within PAIX collocation facilities for which Customer shall pay pursuant to its agreement with PAIX.

         (d) At such time as Customer utilizes all such Rack Credits, Customer shall thereafter pay cash for the use of such racks together with associated Basic Services at the rates set forth in Section 2.2(a) above.

                  ARTICLE III. GRANT OF LICENSE AND COLLOCATION

3.1 GRANT OF LICENSE.

         (a) Customer's rights under this Agreement are solely contractual, granting Customer an exclusive license to locate, install, maintain and operate Customer Equipment at each Collocation Site, but only as permitted by this Agreement and only to the extent expressly set forth in this Agreement or an accepted order for collocation services. No use of a Collocation Site required or permitted under this Agreement shall create or vest in Customer any easements, leasehold interests, or other ownership or property rights of any nature in Provider's real or personal property. Customer shall provide, maintain, and for all purposes be solely responsible for all Customer Equipment at Collocation Sites.

         (b) Customer shall have the exclusive right to use the rack space allocated to Customer in each Collocation Site for any lawful purpose. Provider shall have no right to use such space during the Term except in the event of a Customer default and subsequent termination of this Agreement.

         (c) Customer's right to use rack space set forth in Exhibit A is considered by the parties to be a prepaid license for a period equal to the number of months until all of the Rack Credits set forth in Section 2.6 have been utilized by Customer.

         (d) In addition to the restrictions set forth in Article XX, Customer shall not, directly or indirectly, convey any interest, sublicense or sublease in the Collocation Site or any racks at such site



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(including Customer's right to occupy the Collocation Site) to any other person, firm or entity, without the prior written consent of Lessor.

3.2 COLLOCATION SITES. Provider agrees to provide and Customer agrees to pay for the Collocation Sites and corresponding number of racks identified in Exhibit A in each of Provider's Collocation Sites. From time to time, Customer may order additional Basic Services and Additional Services at Provider's Collocation Sites in accordance with Section 3.5(a). If accepted by Provider, the parties will execute a new order for collocation and all such orders are automatically incorporated by reference.

3.3 BASIC SERVICES. At each Collocation Site, Provider will provide to Customer the number of racks specified in Exhibit A, plus HVAC, and 30 amps of negative 48v DC power per rack (collectively, the "Basic Services"). A rack space shall be adequate to contain a rack (measuring 26 inches (width) x 24 inches (depth) x 78 or 84 inches (height)). The total linear inches for Customer rack space within each location shall not exceed the sum of the number of rack spaces for such location multiplied by 26 inches. To the extent Provider has additional available and uncommitted collocation space and power at the Collocation Sites, Customer may order additional Basic Services. Customer shall use the standard Provider procedures for ordering such additional Basic Services.

3.4 ADDITIONAL SERVICES. Customer may request in writing separate caged access, installation services, AC power or additional DC power, additional back-up power, technical assistance, additional space or racks, cross-connects, or additional HVAC (collectively referred to as the "Additional Services") at any Collocation Site. Within thirty (30) business days after receiving such written request, Provider shall notify Customer whether the Additional Services are available and, if they are, Provider's standard rates for the Additional Services as set forth in Section 2.2(b). Customer shall provide written notice to Provider confirming its request for such Additional Services at the quoted rates prior to Provider providing such Additional Services. If upgrades or expansions to a Collocation Site or its facilities are necessary to accommodate Customer's request, Provider may charge the entire Costs of such upgrades or expansions to Customer to be paid in advance.

3.5 DELIVERY AND INSTALLATION.

         (a) No later than sixty (60) days prior to Customer's desired Installation Date at any Collocation Site, Customer shall provide to Provider the "Collocation Notice." The Collocation Notice shall include notice of Customer's desire to collocate in a particular Collocation Site, a copy of Customer's construction design drawings and installation schedule. The Collocation Notice shall also include: (a) Customer's requested installation date(s); (b) any excess cable storage requirements; (c) identification of all Customer Equipment to be installed; (d) a diagram of the desired location of the Customer Equipment; (e) the space, power, environmental and other requirements for the Customer Equipment; (f) all other information reasonably required by Provider. Within thirty (30) business days of receiving the Collocation Notice, Provider shall respond with its acceptance or rejection.

         (b) Customer shall, at its expense, cause Customer Equipment to be delivered, installed, and maintained in a safe condition and meeting or exceeding the standards of Provider. Provider shall allow Customer reasonable access to each Collocation Site for purposes of installing Customer Equipment, provided that, if a Collocation Site is not ready for installation of equipment other than security, alarm, HVAC, power, back-up power or other common systems on such date, Provider shall allow such access



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within five (5) days of the first date such Collocation Site is ready for such installation. Provider shall provide Customer with at least thirty (30) days notice prior to the date it estimates each Collocation Site will be ready for installation of Customer Equipment.

3.6 ALARMS.

         (a) Provider shall continuously monitor Collocation Site security, environmental, and power alarms at one or more manned monitoring centers. At Customer's request, Provider shall establish procedures to allow Customer, at Customer's expense, to share or (at Provider's option) receive indirectly security and environmental alarm information where technically feasible.

         (b) Each Party shall promptly notify the other of any matters pertaining to any damage or impending damage to or loss of the use of Collocation Site or surrounding premises that are known to it and that could reasonably be expected to adversely affect the Collocation Site.

3.7 COLLOCATION SITE MAINTENANCE. Customer shall provide all maintenance and repair of Customer Equipment. Any improvement, modification, addition to, relocation, or removal of Customer Equipment, shall be subject to Provider's prior review and written approval. Customer shall pay the cost of such improvement, modification, addition to, relocation, or removal of, the Customer Equipment. Provider's approval will not be unreasonably withheld. Provider's maintenance responsibility shall be limited to the demarcation point and the associated cross connect at that point.

3.8 USE OF CUSTOMER EQUIPMENT.

         (a) POWER USE. Customer shall not install any electrical or other equipment that overloads any electrical paneling, circuitry, or wiring.

         (b) STANDARDS. Customer shall ensure that Customer Equipment is installed, operated, and maintained to meet or exceed any reasonable requirements of Provider, any requirements of Provider's building management or insurance underwriters, and any applicable local, state and federal codes and public health and safety laws and regulations (including fire regulations and the National Electric Code).

         (c) INTERVENTION. If any part of the Customer Fibers or Customer Equipment is not placed and maintained in accordance with the terms and conditions of this Agreement and Customer fails to correct the violation within
(i) ten (10) days if the violation creates a life safety hazard, or (ii) thirty
(30) days for any other violation, each from receipt of written notice thereof from Provider, then Provider may, at its option, without further notice to Customer, correct the deficiency at Customer's expense without liability (except to the extent the Agreement permits recovery for Provider's gross negligence) for damages to the fiber, Customer Equipment or for any interruption of Customer's services. As soon as practicable thereafter, Provider shall advise Customer in writing of the work performed or the action taken. Customer shall reimburse Provider for all Costs reasonably incurred by Provider associated with any work or action performed by Provider pursuant hereto.

         (d) THREAT TO PERSONS OR PROPERTY. If Provider determines that Customer's actions or failure to fulfill an obligation of this Agreement, or its Customer Equipment poses an immediate threat to the safety of Provider's employees or the public, interferes with the performance of Provider's service


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obligations, or poses an immediate threat to the physical integrity of
Provider's facilities, Provider may perform such work and/or take such action that it deems necessary without notice to Customer and without subjecting itself to any liability (except to the extent the Agreement permits recovery for Provider's gross negligence) for damage to the fiber, Customer Equipment or for any interruption of Customer's services. As soon as practicable thereafter, Provider shall advise Customer in writing of the work performed or the action taken. Customer shall reimburse Provider for all expenses reasonably incurred by Provider associated with any work or action performed by Provider pursuant hereto. Customer shall remit payment to Provider within thirty (30) calendar days from its receipt of Provider's invoice therefor.

3.9 ACCESS TO COLLOCATION SITE. Provider shall provide Customer with escorted twenty-four hour access to Customer's assigned racks and, as reasonably necessary, other portions of Provider's common space. Customer agrees to pay the fees set forth in Section 2.2(d) for escorted access. To obtain such access, Customer shall provide Provider with reasonable advance notice and Provider shall provide escorted access. Provider shall use reasonable efforts to respond to emergency requests for such access.

         (a) NOTICE. Customer shall notify Provider Network Operations Center prior to entering a Collocation Site and shall comply with any reasonable Provider notice procedures.

         (b) SECURITY. Customer shall abide by Provider's reasonable security requirements. When deemed appropriate by Provider, Customer employees, customers, or representatives shall be issued passes or visitor identification cards which must be presented upon request before entry to Collocation Sites and surrendered upon demand or upon termination of the Agreement. Such passes or other identification shall be issued only to persons meeting any reasonable security criteria applicable at the relevant Collocation Site for such purpose. Nothing in this Subsection shall be construed as preventing Customer from having twenty-four hour escorted access to Collocation Sites.

         (c) RIGHT TO TERMINATE INDIVIDUAL'S ACCESS. Notwithstanding any other provision of this Agreement, Provider shall, without threat of liability, have the right to immediately terminate the right of access of any Customer personnel or representative should it determine in its sole discretion for any lawful reason that termination of such access is in its best interest. Provider shall promptly notify Customer of any such termination, and Customer shall have a reasonable opportunity to demonstrate that the terminated rights of access should be reinstated. Any termination of a specific individual's access shall remain in effect pending Provider's final determination as to the advisability of such reinstatement.

         (d) REMOVAL OF CUSTOMER EQUIPMENT. Within sixty (60) days after the end of the Term or Customer's abandonment of any collocation arrangement at a Collocation Site, Customer shall remove all Customer Equipment from the System or any other Provider facilities at Customer's sole cost under Provider's supervision. Customer shall provide Provider with at least sixty (60) days' notice prior to such removal. If Customer fails to remove the same within said sixty-day period, Provider shall either:

        (i) remove Customer's Equipment and issue an invoice to Customer for the cost of removal and storage; or




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        (ii) notify Customer that Provider elects to take ownership of such abandoned Customer Equipment, in which case Customer shall execute a bill of sale or other document evidencing Provider's title to such Customer Equipment.

3.10 NO RESTRICTIONS. Provider's right to maintain and operate its facilities in such a manner as will best enable it to fulfill its own service requirements is in no manner limited by this Agreement, except as specifically set forth in this Agreement.

3.11 INSPECTIONS. Provider reserves the right to make periodic inspections of any part of the Collocation Sites; provided that Customer shall have the right to have one or more of its employees or representatives present during the time of any such inspection. Provider shall give Customer advance notice of such inspections, except in those instances where Provider determines that safety considerations justify the need for such an inspection without the delay of providing notice. The making of periodic inspections or the failure to do so shall not operate to impose upon Provider any liability of any kind whatsoever nor relieve Customer of any responsibility, obligation, or liability allocated to it in this Agreement.

3.12 LIENS AND ENCUMBRANCES. Customer shall not have the power, authority or right to create and shall not permit any lien or encumbrance, including, without limitation, tax liens, mechanics' liens, or other liens or encumbrances with respect to work performed, in connection with the installation, repair, maintenance or operation of its Customer Equipment or other property installed within the Collocation Site.

3.13 SUBORDINATION. Customer's rights under this Agreement shall be totally subordinate to any bona fide mortgages, loans, deeds of trust, or any other borrowing upon the real or personal property which may be incurred by Provider. Customer shall sign any such reasonable documents as are necessary to satisfy any lender, private or institutional, to reflect said subordination.

3.14 INDEPENDENT PARTIES. The presence of a Provider or Customer employee or representative (as an inspector or otherwise) while an employee or representative of the other party is at the Collocation Site or performing work pursuant to this Agreement shall not make either party liable for the actions of the other party and shall not be deemed to waive the responsibility of either party to perform its obligations in a safe and workmanlike manner.

                        ARTICLE IV. INTENTIONALLY OMITTED

                                 ARTICLE V. TERM

5.1 TERM. The Term of this Agreement begins on the Effective Date and expires co-terminously with the latest expiring Fiber Agreement.

5.2 EFFECT OF TERMINATION. No termination of this Agreement shall affect the rights or obligations of any Party hereto:

         (a) with respect to any payment hereunder for services rendered prior to the date of termination;



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         (b) pursuant to Articles VII (Audit Rights), X (Indemnification), XI
(Limitation of Liability), XII (Insurance), XIII (Taxes), XV (Confidentiality), XVI (Prohibition on Improper Payments), XVIII (Settlement of Disputes), or XIX (Rules of Construction) or Sections 8.2 (Disclaimer of Warranty) or 8.3 (No Third-Party Warranties); or

         (c) pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement.

                     ARTICLE VI. CUSTOMER FIBER MAINTENANCE

6.1 MAINTENANCE SERVICES. During the Term of this Agreement, Provider shall provide, or cause to be provided by contractors selected by Provider, emergency and non-emergency maintenance and repair of the Customer Fibers all pursuant to the operations specifications set forth in Exhibit B. Provider, at Customer's sole expense and at Provider's or its subcontractor's then prevailing rates, shall perform maintenance and repair necessitated by Customer's negligence or willful misconduct or Customer's elective maintenance or repair requests.

6.2 MAINTENANCE OF CUSTOMER'S EQUIPMENT EXCLUDED. Provider shall have no obligation under this Agreement to maintain, repair or replace Customer's Equipment.

6.3 NO UNAUTHORIZED ACCESS TO SYSTEM. Customer shall not access the Customer Fibers (other than pursuant to this Agreement).

6.4 RELOCATION. If Provider is required to relocate the Customer Fibers, Provider shall give Customer not less than 180 calendar days' prior written notice (unless Provider has received less than 180 days' notice, in which case Provider shall give notice to Customer as promptly as reasonably practicable after Provider receives such notice or determines that a relocation is necessary) of such relocation. Provider shall use commercially reasonable efforts to arrange for such relocation as promptly as practicable. Provider shall provide Customer with updated as-built drawings with respect to any relocated portion of the relocated System not later than 180 calendar days following the completion of such relocation. Provider shall perform any relocation such that: (a) the relocated facilities shall be constructed and tested in accordance with the specifications and requirements set forth in the Fiber Lease Agreement, including the applicable Exhibits; (b) the relocation shall not result in a materially adverse change to the operations, performance, or interconnections of Customer, or the end points or meet points of the Customer Fibers; (c) the relocation maintains diversity of Customer Fibers, if diversity existed prior to the relocation; and (d) the relocation shall not unreasonably interrupt service on the Customer Fibers. Customer shall receive at least twenty-one (21) calendar days advance notice of any interruption in service of Customer Fibers which will be caused by a relocation, and such relocation shall be coordinated such that any interruption shall only occur between the hours of 12 midnight and 6 A.M. local time on Saturdays and Sundays.

                            ARTICLE VII. AUDIT RIGHTS

Each party shall keep such books and records (which shall be maintained on a consistent basis and substantially in accordance with generally accepted accounting principles) as shall readily disclose the



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basis for any charges (except charges fixed in advance by this Agreement or by separate agreement of the parties) or credits, ordinary or extraordinary, billed or due to the other party under this Agreement and shall make them available for examination, audit, and reproduction by the other party and its agents for a period of one year after such charge or credit is billed or due. To the extent a party seeks reimbursement of out-of-pocket costs or services provided on a per-hour basis, it shall provide reasonable supporting documentation to the other party.

                            ARTICLE VIII. WARRANTIES

8.1 AGREEMENT VALIDITY. Each party represents and warrants that: (a) it has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement; (b) it has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement; (c) this Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms; (d) its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body; and (e) it has the right pursuant to such party's Right-of-Way Authorizations to grant the rights to the other party as set forth in this Agreement.

8.2 DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, PROVIDER MAKES NO WARRANTY TO CUSTOMER OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY FIBERS OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXCLUDED AND DISCLAIMED.

8.3 NO THIRD-PARTY WARRANTIES. NO FACILITY OWNERS/LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO CUSTOMER CONCERNING PROVIDER, CUSTOMER FIBERS OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 8.1 OR 8.2. NO CUSTOMER LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO PROVIDER CONCERNING CUSTOMER, CUSTOMER FIBERS OR AS TO ANY OF THE MATTERS SET FORTH IN THIS AGREEMENT.

                               ARTICLE IX. DEFAULT

9.1 TERMINATION UPON DEFAULT. Either party, upon written notice to the other party after the other party's default and the other party's failure to cure any default in the performance of any material obligation hereunder prior to the end of the applicable cure period, may terminate this Agreement as herein provided, provided that at the time of termination such default remains uncured.

9.2 SPECIFIC DEFAULT EVENTS. Events of default shall include but not be limited to: (a) the making of a general assignment for the benefit of the defaulting party's creditors; (b) the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against the defaulting party which is not dismissed within 90 calendar days thereafter; (c) the filing by the defaulting party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement,



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adjustment, composition, liquidation, dissolution, or similar relief; (d) any violation by Customer of the restrictions set forth in Article 20.

9.3 CURE PERIOD. The cure period applicable to Section 9.1 shall be:

         (a) with respect to a default in payment, the period ending ten (10) business days after a written notice of such default is given;

         (b) with respect to any other default, the period ending 30 calendar days after a written notice of such default is given, provided, however, that if such default cannot with reasonable diligence be cured within such 30-day period, and such other party has commenced to effect a cure immediately upon receipt of such notice, and diligently pursues such cure, then such cure period will be extended for a period reasonably required to cure such default but in no event more than an additional 30 calendar days.

9.4 FAILURE TO CURE. Upon the failure by the defaulting party to timely cure any such default after notice thereof from the other party, the other party may take such action as it determines, in its sole discretion, to be necessary to correct the default, and pursue any legal remedies it may have under this Agreement, applicable law, or principles of equity relating to such breach.

9.5 WAIVER OF SPECIFIC DEFAULTS. Any event of default by the defaulting party may be waived under the terms of this Agreement at the other party's option. Any such waiver shall be in writing.

9.6 DISPUTED AMOUNTS. Notwithstanding the other provisions of this Article, failure to pay an amount subject to a bona fide dispute shall not be an event of default to the extent the disputed amount is (a) less than $100,000 or (b) paid into an escrow account of a nationally chartered domestic bank to be established by the parties within thirty (30) days of the Effective Date of this Agreement.

                           ARTICLE X. INDEMNIFICATION

10.1 INDEMNITY. Each party shall indemnify, defend, protect and hold harmless the other party, its employees, officers, directors, agents, shareholders, affiliates, Facility Owners/Lenders, and other parties to Right-of-Way Authorizations that are entitled to indemnity by such indemnifying party (the "Indemnitor"), from and against, and assumes liability for:

         (a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorneys' fees and costs), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of the indemnifying party, its officers, employees, servants, affiliates, agents or contractors in connection with its performance under this Agreement; and

         (b) Any claims, liabilities or damages arising out of any violation by the indemnifying party of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement.

10.2 NO LIMITATION ON CLAIMS AGAINST OTHER PARTIES. Except as set forth herein, and subject to the terms of any underlying agreements between Provider and any third person, nothing contained herein



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shall operate as a limitation on the right of either party hereto to bring an action for damages against any third person, including indirect, special or consequential damages, based on any acts or omissions of such third person as such acts or omissions may affect the construction, operation or use of the Customer Fibers; provided, however, that each party hereto shall assign such rights of claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third person.

10.3 NOTICE. Provider and Customer agree to promptly provide each other with notice of any claim which may result in an indemnification obligation hereunder. The Indemnitor may defend such claim with counsel of its own choosing provided that no settlement or compromise of any such claim shall occur without the consent of the other Party, which consent shall not be unreasonably withheld or delayed.

10.4 MATERIAL AND CONTINUING OBLIGATION. Each Party's obligation to indemnify, defend, protect, and save the other Party harmless is a material obligation to the continuing performance of the other Party's obligations hereunder.

                       ARTICLE XI. LIMITATION OF LIABILITY

11.1 RESTRICTION ON TYPES OF LIABILITY. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, RELIANCE OR CONSEQUENTIAL DAMAGES, WHETHER FORESEEABLE OR NOT, ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT, IN TORT, BREACH OF CONTRACT, BREACH OF WARRANTY, STRICT LIABILITY OR ANY OTHER CAUSE OF ACTION, INCLUDING DAMAGE OR LOSS OF PROPERTY OR EQUIPMENT, LOSS OF PROFITS OR REVENUE, COST OF CAPITAL, COST OF REPLACEMENT SERVICES, OR CLAIMS OF CUSTOMERS, WHETHER OCCASIONED BY ANY REPAIR OR MAINTENANCE PERFORMED BY, OR FAILED TO BE PERFORMED BY, THE FIRST PARTY OR ANY OTHER CAUSE WHATSOEVER.

11.2 NO RECOURSE AGAINST RELEASED PARTIES. Neither party shall have any recourse of any kind against any Released Party or any assets of a Released Party under this Agreement, it being expressly agreed and understood that no liability whatever shall attach to or be incurred by any Released Party under or by reason of this Agreement or any other instrument, arrangement or understanding related to Customer Fibers or Collocation Sites. Each party waives all such recourse to the extent set forth in this Section on behalf of its successors, assigns, and any entity claiming by, through, or under such party.

11.3 NO PERSONAL LIABILITY. Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer, director or agent of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Section and shall be entitled to enforce the obligations or provisions of this Section.



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11.4 PURSUIT OF ACTIONS AGAINST UNDERLYING LANDLORDS. Notwithstanding the
foregoing provisions of this Article, and only to the extent Provider is required under the terms and provisions of any underlying lease or agreement to indemnify an Underlying Landlord from and against any and all claims, suits, judgments, liabilities, losses and expenses (hereinafter "Lease Claims") arising out of service interruption, cessation, unreliability of or damage to the Collocation Site, regardless of whether such Lease Claims arise from the sole or partial negligence, willful misconduct or other action or inaction of such Underlying Landlord, Customer hereby releases such Underlying Landlord, and hereby waives, all Lease Claims arising out of service interruption, cessation, unreliability of or damage to the Collocation Site regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction, of such Underlying Landlord. Customer shall notify Provider in writing before pursuing any such Lease Claim against an Underlying Landlord and such notification shall make specific reference to this provision of the Agreement, and Provider shall respond in writing within sixty (60) days after receipt of such notification as to whether or not the terms of such underlying lease require Customer to release and waive such Lease Claim against the Underlying Landlord in question.

                             ARTICLE XII. INSURANCE

12.1 OBLIGATION TO OBTAIN. During the Term of this Agreement, the parties shall each obtain and maintain not less than the following insurance:

         (a) Commercial General Liability Insurance, including coverage for sudden and accidental pollution legal liability, with a combined single limit of $10,000,000 for bodily injury and property damage per occurrence and in the aggregate; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

         (b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than $1,000,000 each accident. If a party is to perform work in Nevada, North Dakota, Ohio, Washington, Wyoming, or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

         (c) Automobile Liability Insurance with a combined single limit of $2,000,000 for bodily injury and property damage per occurrence, to include coverage for all owned, non-owned, and hired vehicles; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

If the Landlord imposes more stringent insurance requirements pursuant to the relevant lease (as it may be modified from time to time), Customer shall promptly comply with the Landlord's requirements, after receiving written notice of such requirements. Provider shall, upon Customer's request, provide a copy of the relevant provisions of the lease to Customer, to the extent such disclosure is not prohibited by the terms of the lease.

The limits set forth in this Section are minimum limits and shall not be construed to limit the liability of either party.



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12.2 POLICY REQUIREMENTS. Each party shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency. The other party, its Affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extent of such indemnification. Each party shall provide the other party with an insurance certificate confirming compliance with the insurance requirements of this Article. The insurance certificate shall indicate that the other party shall be notified not less than 30 calendar days prior to any cancellation or material change in coverage. If either party provides any of the foregoing coverages through a claims made policy basis, that party shall cause such policy or policies to be maintained for at least three years beyond the expiration of this Agreement.

12.3 WAIVER OF SUBROGATION. The parties shall each obtain from the insurance companies providing the coverages required by this Agreement a waiver of all rights of subrogation or recovery in favor of the other party and, as applicable, its members, managers, shareholders, Affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement to the extent of such indemnity.

12.4 BLANKET POLICIES; SELF-INSURANCE. Nothing in this Agreement shall be construed to prevent either party from satisfying its insurance obligations pursuant to this Agreement (a) under a blanket policy or policies of insurance that meet or exceed the requirements of this Article or (b) with respect to the insurance required in Sections 12.1(b) and (c), with the consent of the other party, which consent shall not be unreasonably withheld, self-insurance.

                               ARTICLE XIII. TAXES

13.1 TAXES. Provider shall be responsible for all ad valorem property taxes relating to portions of its network, excluding the Customer Fibers, as well as any taxes required for the provision of the maintenance and collocation services under this Agreement.

13.2 COOPERATION. Provider and Customer acknowledge and agree that it is their mutual objective and intent to minimize to the extent feasible all taxes and that they will cooperate with each other and coordinate their mutual efforts to achieve such objectives in accordance with the provisions of this Article. The Parties shall cooperate in any contest of any taxes or fees and in making tax related reports and filings, so as to avoid, to the extent reasonably possible, prejudicing the interests of the other Party.

                               ARTICLE XIV. NOTICE

14.1 NOTICE ADDRESSES. Unless otherwise provided in this Agreement, all notices and communications concerning this Agreement shall be in writing and addressed to the other Party as follows:



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If to Provider:            Metromedia Fiber National Network, Inc.
                           Attn: President
                           360 Hamilton Avenue
                           White Plains, New York 10601
                           Facsimile:  (914) 421-7550

with a copy to:                  Metromedia Fiber National Network, Inc.
                           Attn: General Counsel
                           One North Lexington Avenue
                           White Plains, New York 10601
                           Facsimile:  (914) 421-6793

If to Customer:            Williams Communications, LLC
                           Attn: Contract Management
                           One Technology  Center, TC-6H
                           Tulsa, Oklahoma 74103
                           Facsimile:  (918) 547-0460

with a copy to:            Williams Communications, LLC
                           Attn:   IRU Administration
                           One Technology Center, TC-8A
                           Tulsa, OK 74103
                           Facsimile:  (918) 547-2991

and                        Williams Communications, LLC
                           Attn: General Counsel
                           One Technology Center, TC-15A
                           Tulsa, Oklahoma 7415
                           Facsimile:  (918) 547-2630

or at such other address as may be designated in writing to the other Party.

14.2 NOTICE AND INVOICE DELIVERY. Unless otherwise provided herein, notices and invoices shall be: (a) hand delivered, (b) sent by registered or certified U.S. Mail, postage prepaid, (c) by commercial overnight delivery service, or (d) transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, three (3) United States Postal Service business days after deposit in the mail when sent by U.S. mail on the day after being sent when sent by overnight delivery service, and upon confirmation of sending when sent by facsimile. .

                           ARTICLE XV. CONFIDENTIALITY

15.1 CONFIDENTIALITY OBLIGATION. If either Party provides confidential information to the other or, if in the course of performing under this Agreement or negotiating this Agreement a Party learns confidential information regarding the facilities or plans of the other, the receiving Party shall (a) protect the confidential information from disclosure to third parties with the same degree of care accorded its



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own confidential and proprietary information, but in any case with at least reasonable care and (b) refrain from using such confidential information except in negotiating or performing under this Agreement. Notwithstanding the above, a Party may provide such confidential information to its directors, officers, members, managers, employees, agents, and contractors, consultants ("Representatives"), Affiliates, contractors, financial institutions, lenders, Underlying Landlords, potential assignees (who are bound by a written agreement restricting use and disclosure of confidential information), and Representatives of Affiliates, in each case whose access is reasonably necessary. Each such recipient of confidential information shall be informed by the Party disclosing confidential information of its confidential nature, and shall be directed to treat such information confidentially and shall agree to abide by these provisions. In any event, each Party shall be liable (with respect to the other Party) for any breach of this provision by any entity to whom that Party discloses confidential information. The terms of this Agreement (but not its execution or existence) shall be considered confidential information for purposes of this Article, except as set forth in Section 15.3. The obligations set forth in this Section shall survive expiration or termination of this Agreement for a period of two (2) years, except that, with respect to any confidential information designated by the disclosing Party as a trade secret, and entitled to protection as such, the obligations set forth in this Section shall survive such expiration or termination indefinitely.

15.2 PERMITTED DISCLOSURES. Notwithstanding any other provision herein, neither Provider nor Customer shall be required to hold confidential any information that:

         (a) becomes publicly available other than through the recipient;

         (b) is required to be disclosed by a governmental, regulatory authority, or judicial order, rule, or regulation or proceedings with respect to this Agreement or a Party's obligations as a publicly held company, provided that a Party subject to such requirement shall promptly notify the other Party of such requirement;

         (c) is independently developed by the disclosing Party;

         (d) becomes available to the disclosing Party without restriction from a third party;

         (e) to the extent disclosure by the receiving Party as required by applicable law or regulation.

15.3 GOODWILL AND PUBLICITY. Neither Party shall use the name, trade name, service mark, or trademark of the other in any promotional or advertising material without the prior written consent of the other. Provided each Party consents, the Parties shall coordinate and cooperate with each other when making public announcements related to the terms of this Agreement and each Party shall have the right to promptly review, comment upon, and approve any publicity materials, press releases, or other public statements by the other Party that refer to, or that describe any aspect of, this Agreement.

                  ARTICLE XVI. PROHIBITION ON IMPROPER PAYMENTS

Neither Party shall use any funds received under this Agreement for illegal or otherwise "improper" purposes. Neither Party shall pay any commission, fees or rebates to any employee of the other Party. If either Party has reasonable cause to believe that one of the provisions in this Article has been violated,



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it, or its representative, may audit the books and records of the other Party for the sole purpose of establishing compliance with such provisions, to the extent reasonably necessary.

                   ARTICLE XVII. FORCE MAJEURE; EMINENT DOMAIN

17.1 EXCUSED PERFORMANCE. Neither Provider nor Customer shall be in default under this Agreement with respect to any delay in its performance (other than the payment of monetary amounts due under this Agreement) caused by any Force Majeure Event. The Party claiming relief under this Article shall promptly notify the other in writing of the existence of the Force Majeure Event relied on, the expected duration of the Force Majeure Event, and the cessation or termination of the Force Majeure Event. The Party claiming relief under this Article shall exercise commercially reasonable efforts to minimize the time for any such delay.

17.2 EMINENT DOMAIN. Should any portion of a Collocation Site or the Customer Fibers be acquired by eminent domain, nationalization, or expropriation (each of which, a "Taking") by any authority or entity possessing such power, then each Party shall be excused from performance of its obligations to the extent provided in Section 17.1. Provider shall give Customer notice of any proposed Taking within fifteen (15) days of Provider itself receiving notice of any proceedings. In the proceeding for any such Taking or an involuntary discontinuance of the use of a portion of the Collocation Site or the Customer Fibers in anticipation of a Taking, the interests of Customer and Provider in the affected portion shall be severed. Any awards resulting from the proceeding or otherwise provided shall be allocated between Customer and Provider in accordance with such interests. In addition, Customer and Provider shall each be entitled to claim and receive the portion of the total award attributable to its interest in the affected assets and may claim damages payable on account of relocation or re-routing expenses relating to the Taking.

                      ARTICLE XVIII. SETTLEMENT OF DISPUTES

18.1 OBLIGATION TO ARBITRATE. Any dispute or disagreement relating to this Agreement or any matter arising between Customer and Provider in connection with this Agreement which is not settled to the mutual satisfaction of Customer and Provider within 30 calendar days from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration by a single arbitrator in Chicago, Illinois, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within fifteen calendar days, the American Arbitration Association shall select an arbitrator. The decision of the arbitrator shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the award otherwise provides.

18.2 EXCEPTIONS TO ARBITRATION OBLIGATION. The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.



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                       ARTICLE XIX. RULES OF CONSTRUCTION

19.1 INTERPRETATION. The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the Parties or objects referred to may require. References to "person" or "entity" each include natural persons and legal entities, including corporations, limited liability companies, partnerships, sole proprietorships, business divisions, unincorporated associations, governmental entities, and any entities entitled to bring an action in, or that are subject to suit in an action before, any state or federal court of the United States. The word "including" means "including, but not limited to." "Days" refers to calendar days, except that references to "banking days" exclude Saturdays, Sundays and holidays during which nationally chartered banks in the United States are authorized or required to close. Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed.

19.2 CUMULATIVE REMEDIES; INSURANCE. Except as set forth to the contrary herein, any right or remedy of Provider or Customer shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not. The provisions of Article XII (Insurance) shall not be construed as limiting the Indemnitor's obligations pursuant to Article X (Indemnification) or other provisions of this Agreement.

19.3 NO THIRD-PARTY RIGHTS. Nothing in this Agreement is intended to provide any legal rights to anyone not an executing Party of this Agreement except under the indemnification and insurance provisions and except that Underlying Landlord and Facility Owners/Lenders shall be entitled to rely on and have the benefit of Sections 8.3, 10.1, 11.2 and 11.3.

19.4 AGREEMENT FULLY NEGOTIATED. This Agreement has been fully negotiated between and jointly drafted by Provider and Customer.

19.5 INDUSTRY STANDARDS. Except as otherwise set forth herein, for the purpose of this Agreement the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a Party's performance is reasonable and timely.

19.7 CROSS REFERENCES. Except as the context otherwise indicates, all references to Exhibits, Articles, Sections, Subsections, Clauses, and Paragraphs refer to provisions of this Agreement.

19.8 LIMITED EFFECT OF WAIVER. The failure of either Provider or Customer to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

19.9 APPLICABLE LAW. The domestic laws of the State of New York, without reference to its choice of law principles, shall govern this Agreement and it shall be construed accordingly. The laws of such state shall govern all disputes referred to arbitration and the statute of limitations and the remedies for any wrongs that may be found.



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19.10 SEVERABILITY. If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

19.11 NO PARTNERSHIP CREATED. The relationship between Provider and Customer shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. Provider and Customer, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

                             ARTICLE XX. ASSIGNMENT

20.1 RESTRICTIONS ON ASSIGNMENT. Except as provided in the second sentence of this Section and Section 20.4, neither party shall assign or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Either party shall have the right, without the other party's consent, to assign or otherwise transfer this Agreement in whole or in part as collateral to any lender or to any of its Affiliate's or to any corporation into which it may be merged or consolidated or which purchases all or substantially all of its assets.

20.2 AGREEMENT BINDS SUCCESSORS. This Agreement and each of the parties' respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors and permitted assigns. Any assignment or transfer shall be subject to the other party's rights under this Agreement and any assignee or transferee shall continue to perform the assigning party's obligations under this Agreement.

20.3 CONDITIONS TO EFFECTIVE ASSIGNMENT. Except as otherwise stated herein, an assignment (or other transfer) of this Agreement or a Party's rights or obligations hereunder to any other party shall not be effective without (a) either the prior written consent of the non-assigning party, or, if such consent is not required, written notice to the non-assigning Party and (b) the written agreement of the assignee to be bound by the indemnification provisions and limitations on liability and recourse set forth in this Agreement.

20.4 TRANSFER OF COLLOCATION RIGHTS. In addition to the collocation rights of Customer set forth in this Agreement, Customer shall, at any time during the Term of this Agreement, have the right to obtain rack space and associated collocation services from Provider at Provider's standard rates, terms and conditions, subject to availability in Provider's good faith reasonable discretion (the "Full Price Collocation Rights"). Further, Customer may convey its interest, in whole or in part, in such "Full Price Collocation Rights. .Any such conveyance by Customer shall not release Customer of its duties, obligations and liabilities hereunder and any and all of the rights and interests of the transferee of such collocation space and services shall be subject to the terms and provisions of this Agreement.



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20.5 CHANGE IN CONTROL NOT AN ASSIGNMENT. Notwithstanding any presumptions under applicable state law that a change in control of a Party constitutes an assignment of an agreement, a change in control of a Party, not made for purposes of circumventing restrictions on assignment or of depriving the other Party of rights under this Agreement, shall not be deemed an assignment for purposes of this Agreement.

20.6 RIGHT TO SUBCONTRACT. Provider may subcontract for testing, maintenance, repair, restoration, relocation, or other operational and technical services it is obligated to provide hereunder or may have the underlying facility owner or its contractor perform such obligations.

               ARTICLE XXI. ENTIRE AGREEMENT; AMENDMENT; EXECUTION

21.1 INTEGRATION; EXHIBITS. This Agreement constitutes the entire and final agreement and understanding between Provider and Customer with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are made a part of this Agreement by reference.

21.2 NO PAROLE AMENDMENT. This Agreement may only be amended, modified, or supplemented by an instrument in writing executed by duly authorized representatives of Provider and Customer.

21.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

21.4 FACSIMILE DELIVERY. This Agreement may be duly executed and delivered by a Party by execution and facsimile delivery of the signature page of a counterpart to the other Party, provided that, if delivery is made by facsimile, the executing Party shall promptly deliver a complete counterpart that it has executed to the other Party.

IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound hereby, Provider and Customer have executed this Agreement as of the Effective Date.

WILLIAMS COMMUNICATIONS, LLC                     METROMEDIA FIBER NETWORK
                                                 SERVICES, INC.
By:       /s/ Howard E. Janzen                   By:         /s/ William G. La Perch
   ----------------------------------------         ----------------------------------------

Print Name:       Howard E. Janzen               Print Name:       William G. La Perch
           --------------------------------                 --------------------------------

Title:            President & CEO                Title:            President
      -------------------------------------            -------------------------------------


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                                    EXHIBIT A
                                COLLOCATION SITES

                          RACK LOCATION
                          -------------                                           NUMBER
 MARKET                             LOCATION                                     OF RACKS
 ------                             --------                                     --------
Atlanta              56 Marietta                                                    9
                     56 Marietta (PAIX)                                             2

Connecticut          3 Shaws Cove, New London                                       3

Dallas               1950 Stemmons Freeway                                          9
                     1950 Stemmons Freeway (PAIX)                                   2
                     5800 Granite Plaza                                             2

Delaware             222 Delaware Avenue, Wilmington                                5

Houston              1301 Fannin                                                    9

Illinois             810 Jorie Boulevard, Oak Brook                                 5
                     700 South Federal                                              9
                     5201 Rosemont                                                  2

Long Island          1101 Stewart Avenue, Garden City                               5

Massachusetts        1 Summer Street, Boston                                        9
                     701 Waverly Place, Framingham                                  5

New Jersey           744 Broad Street, Newark                                       5
                     Main Street, Woodbridge                                        2

New York             111 Eighth Avenue, New York                                    9
                     95 Church Street, White Plains                                 1
                     111 Eighth Avenue, New York (PAIX)                             2

Philadelphia         401 North Broad Street                                         5

Rhode Island         King's Factory Road, Green Hill                                5
                     1205 Westminster Street, Providence                            5

San Francisco        501 Second Avenue                                              3
                     529 Bryan, Palo Alto (PAIX)                                    8

Seattle              2001 Sixth Avenue                                              9
                     2001 Sixth Avenue (PAIX)                                       2

Washington, D.C.     8300 Greensboro, McLean, VA                                    2
                     7990 Science Applications Cout, Vienna, VA (PAIX)              5
                     2100 "M" Street                                                9
                                                                                  -----
                                                                                   148



                               Exhibit A - Page 1

EXECUTION COPY                                                     CONFIDENTIAL

                                Exhibit B, Page 4

                                    EXHIBIT B

                            OPERATIONS SPECIFICATIONS

1. MAINTENANCE

A. NCC Functions. Provider shall operate a manned Network Control Center ("NCC") twenty-four (24) hours a day, seven (7) days a week that monitors the Customer Fiber by means of remote surveillance equipment and dispatches maintenance and repair personnel to handle and repair problems detected by the NCC or reported by Customer or other parties. Provider shall provide Customer a toll-free telephone number to report problems to the NCC.

B. Fiber Maintenance. Provider shall perform appropriate routine maintenance on the Customer Fiber in accordance with Provider's then-current preventative maintenance procedures. Provider's preventative maintenance procedures shall not substantially deviate from industry practice.

C. Collocation Site Maintenance. Provider shall perform appropriate routine maintenance on regenerator, optical amplifier, and junction buildings, including the DC power plant, HVAC equipment, and basic building safety equipment including alarms and emergency generators in accordance with Provider's then current preventative maintenance procedures. Provider's maintenance procedures shall not substantially deviate from industry practice.

D. Route Patrol. Provider shall patrol the route on a reasonable, routine basis and shall perform all required cable locates. Provider shall belong to a state or regional one-call (call-before you dig) center when available.

E. Spare Cable. Provider shall maintain an inventory of spare cable at strategic locations to facilitate timely restoration.

2. PLANNED NETWORK MAINTENANCE PROCEDURE (PNMP)

A. Timing. Provider shall avoid performing maintenance between 0600-2200 Central time, Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of the Customer Fibers. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions.

B. Notice. Provider shall provide Customer with telephone, facsimile, or written notice of all non-emergency planned network maintenance (a) no later than three business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for up to 50 milliseconds, and (b) no later than ten business days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Customer's traffic for more than 50 milliseconds. If Provider's planned activity is canceled or



                               Exhibit B, Page 1

EXECUTION COPY                                                     CONFIDENTIAL

delayed, Provider shall promptly notify Customer and shall comply with the provisions of the previous sentence to reschedule any delayed activity.

C. PNMP Updates. Provider may update it's PNMP and Technical Assistance Procedure from time to time so long as the changes in procedures are reasonable and no less favorable to the Customer. Provider shall promptly provide Customer a copy of its then current PNMP and Technical Assistance Procedure documents upon Customer's request. Customer hereby acknowledges receipt of Provider's PNMP and Technical Assistance Procedure documents dated February 11, 2002.

3. FIBER AND CABLE

A. Emergency Repair. Provider shall correct or repair cable discontinuity or damage. Provider shall use commercially reasonable efforts to repair cable traffic discontinuity within the following timeframes:

         o Dispatch of personnel to problem area - immediately upon learning of discontinuity

         o        Arrival of first maintenance employee on site - within four
                  (4) hours of learning of discontinuity

         o Restoration of cable continuity - continuity of at least one fiber shall be established within six (6) hours of learning of discontinuity; restoration shall continue until all in-service fibers are restored

         o        Electronic failure response time is two (2) hours.

B. Permanent Repair. Within twenty-four (24) hours after completion of an emergency repair, Provider shall commence its planning for permanent repair, shall notify Customer of such plans, and shall implement such permanent repair within an appropriate time thereafter.

C. Splicing Specifications. Provider shall comply with the cable splicing specifications as provided in the Fiber Lease Agreement. Provider shall provide to Customer any modifications to these specifications for Customer's approval, which shall not be unreasonably withheld or delayed, so long as the modifications do not substantially deviate from industry standards.

4. MISCELLANEOUS

A. Full-Time Dispatch Capability. Provider's maintenance employees shall be available for dispatch twenty-four (24) hours a day, seven (7) days a week. Provider shall use commercially reasonable efforts to have its first maintenance employee at the site requiring an emergency maintenance activity within four (4) hours from the time of alarm identification by Provider's NCC or notification by Customer, whichever occurs first. Emergency maintenance is defined as any service-affecting situations requiring an immediate response.

B. Standard of Care; Cooperation. In performing its services hereunder, Provider shall take workmanlike care to prevent impairment to the signal continuity and performance of the System. In addition, Provider shall reasonably cooperate with Customer in sharing information and analyzing the disturbances regarding the cable and/or fiber facilities.







                                Exhibit B, Page 2

EXECUTION COPY                                                     CONFIDENTIAL

C. Customer Equipment. Nothing contained herein shall make Provider responsible for Customer Equipment. If, however, Provider agrees to maintain Customer Equipment, Customer shall provide equipment spares, vendor training and documentation for each technician along the System route when Customer uses equipment different from that used by Provider.

D. Escalation List. Provider shall, at Customer's request, provide Customer an operations escalation list for use in reporting and seeking redress of exceptions noted in Provider's performance of maintenance.





















                               Exhibit B, Page 3

EXECUTION COPY

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            FIRST AMENDMENT TO COLLOCATION AND MAINTENANCE AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment") is made by and between METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation ("Provider") and WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Customer").

                                   Background

Provider and Customer are parties to the Collocation and Maintenance Agreement dated April 26, 2002 (the "Agreement").

On May 20, 2002, Provider and most of its direct and indirect domestic subsidiaries each filed voluntary petitions for reorganization pursuant to Chapter 11 of title 11 of the United States Code. (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and Provider is currently operating its business and managing its property as a debtor-in-possession (the "Pending Bankruptcy Case").

The parties now wish to amend the Agreement in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement.

2. EXHIBIT A is replaced with EXHIBIT A-1, attached to this Amendment.

3. Section 2.1 is deleted and replaced with the following:

"CHARGES FOR MAINTENANCE. Customer shall pay Provider a maintenance fee of [*****] per fiber mile, per month for the maintenance services set forth in
Article 6 of this Agreement, such amount totaling [*******] per month (30,740 fiber miles x [**]). Invoices for such maintenance services shall be issued monthly."

4. Section 2.6 (a) is modified by removing the reference to "PAIX locations' and 2.6(c) is deleted in its entirety.

5. Section 3.1(c) is modified by adding the following sentence at the end:

"Notwithstanding the foregoing, Customer is not entitled to reimbursement or the cash equivalent of the Rack Credits under any circumstances, including termination of this Agreement prior to expiration of the Rack Credits."


CONFIDENTIAL
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

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6. Section 3.2 is deleted and replaced with the following:

         "As of the effective date of the First Amendment to this Agreement, Provider agrees to provide and Customer agrees to pay for the Collocation Sites and corresponding number of racks identified in EXHIBIT A-1 together with associated collocation services ordered by Customer. From time to time, Customer may order additional Basic Services and Additional Services at Provider's Collocations Sites in accordance with Section 3.5(a).

7. EFFECTIVE DATE. This Amendment is effective upon the date of the last signature hereto ("Effective Date"). The parties agree that the new monthly billing rate as specified in paragraph 6 of this Amendment is effective October 1, 2002. To be sure, any invoices rendered during September 2002 for October services, will be adjusted accordingly. Notwithstanding the foregoing, the parties acknowledge that the Amendment must be approved by the Bankruptcy Court pursuant to an order, in form and substance acceptable to Provider and Customer, which provides for, among other things, the following: (i) assumption of the Agreement, as amended, pursuant to section 365 of the Bankruptcy Code, and (ii) a finding that the parties negotiated the Amendment at arm's length and in good faith. If such approval is not obtained on or before October 17, 2002 or such later date as the parties may agree to, this Amendment will be null and void and of no force or effect and Customer agrees to pay the difference between the amended amounts invoiced for October and the actual amounts owed under the Agreement.

8. ASSUMPTION AND WAIVER OF SPECIFIC CLAIMS. If following the assumption of the
Agreement:

         (a) one or more metro fiber rings currently operated by Provider on which Customer has collocation racks or fiber, is effectively abandoned because Provider elects no longer to operate those markets and the markets are sold to a third party, then any damage claim of Customer arising from the effective abandonment of any such market is a general unsecured claim in the Pending Bankruptcy Case; and/or

         (b) one or more, but less than all, Provider's metropolitan networks are sold to a third party who intends to operate such networks, then, subject to Customer's rights under section 365 of the Bankruptcy Code as described below, Customer and Provider will execute a new agreement in all respects identical to the existing Agreement but which includes only the markets sold to a third party. The new agreement may be assigned by Provider to the third party pursuant to section 365 of the Bankruptcy Code, and the existing Agreement will be deemed amended to eliminate the assigned fiber and collocation racks from its scope. The occurrence of events contemplated by this subparagraph is not a breach by Provider of the Agreement and will not give rise to a claim. Customer may object to any assignment pursuant to section 365 of the Bankruptcy Code on the grounds that Customer is not receiving adequate assurance of future performance or that an assignment to the third party assignee in question is otherwise not permitted under the Bankruptcy Code; provided, however, that in the event Customer's objection to such assignment is sustained but the relevant network is nevertheless sold to the third party, the parties agree that damages, if any, arising from the breach resulting from Provider's inability to provide service to Customer under the Agreement with respect to the markets sold to the third party, will be a general unsecured claim in the Pending Bankruptcy Case; or

CONFIDENTIAL
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

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(c) the Agreement is terminated due to Provider's failure to perform or its rejection thereof, nothing herein constitutes a waiver of Customer's right to a general unsecured claim for all outstanding Pre-Petition Debt and an administrative claim for post-petition damages caused by any breach of the Agreement, or of the right of Provider or any party in interest to object to any such claim. Any and all administrative expense claims will require Williams Communications to satisfy the requirements of the Bankruptcy Code to establish the claim and is without prejudice to any other party's right to contest such claim.

9. Except as amended, all of the original terms and conditions of the Agreement continue in full force and effect, neither party is in currently in default, and the Agreement, as amended, is hereby ratified and confirmed.

The parties have executed this Amendment on the dates set forth below.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          -----------------------------------------------

(Print) Name:     William G. La Perch
              -------------------------------------------

(Print) Title:    Sr. Vice President
              -------------------------------------------

(Print) Date:     10/10/02
             --------------------------------------------


WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ Frank M. Semple
          -----------------------------------------------

(Print) Name:     Frank M. Semple
              -------------------------------------------

(Print) Title:    Chief Operating Officer
              -------------------------------------------

(Print) Date:     10/2/02
             --------------------------------------------


CONFIDENTIAL
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

EXECUTION COPY

                                    EXHIBIT A

                     RACK LOCATION
------------------------------------------------------------          NUMBER
     MARKET                       LOCATION                           OF RACKS
-----------------    ---------------------------------------         --------

Atlanta                 56 Marietta                                      9

Connecticut             3 Shaws Cove, New London                         3

Dallas                  1950 Stemmons Freeway                            9
                        5800 Granite Plaza                               2

Delaware                222 Delaware Avenue, Wilmington                  5

Houston                 1301 Fannin                                      9

Illinois                810 Jorie Boulevard, Oak Brook                   5
                        700 South Federal                                9
                        5201 Rosemont                                    2

Long Island             1101 Stewart Avenue, Garden City                 5

Massachusetts           1 Summer Street, Boston                          9
                        701 Waverly Place, Framingham                    5

New Jersey              744 Broad Street, Newark                         5
                        Main Street, Woodbridge                          2

New York                111 Eighth Avenue, New York                      9
                        95 Church Street, White Plains                   1

Philadelphia            401 North Broad Street                           5

Rhode Island            King's Factory Road, Green Hill                  5
                        1205 Westminster Street, Providence              5

San Francisco           501 Second Avenue                                3

Seattle                 2001 Sixth Avenue                                9

Washington, D.C.        8300 Greensboro, McLean, VA                      2
                        2100 "M" Street                                  9
                                                                      ----
                                                                       127
                                                                      ====


CONFIDENTIAL
EXHIBIT A-1

EXECUTION COPY                                                      CONFIDENTIAL

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.





                               LEASE AGREEMENT #2

                              DATED APRIL 26, 2002

                                     BETWEEN

                     METROMEDIA FIBER NETWORK SERVICES, INC.

                                       AND

                          WILLIAMS COMMUNICATIONS, LLC

EXECUTION COPY                                                      CONFIDENTIAL


                                TABLE OF CONTENTS


ARTICLE 1.  DEFINITIONS......................................................1
ARTICLE 2.  NEW CITIES OR ROUTES.............................................4
ARTICLE 3.  GRANT OF LEASE AND BUILDING ACCESS...............................4
ARTICLE 4.  CONSIDERATION; FEES..............................................5
ARTICLE 5.  DELIVERY AND ACCEPTANCE..........................................7
ARTICLE 6.  COLLOCATION AND MAINTENANCE.....................................10
ARTICLE 7.  AUTHORIZATIONS..................................................10
ARTICLE 8.  Intentionally Omitted...........................................11
ARTICLE 9.  INTERCONNECTION OF LESSEE'S SYSTEM..............................11
ARTICLE 10. USE OF THE LESSEE FIBER.........................................13
ARTICLE 11. PAYMENT TERMS...................................................14
ARTICLE 12. INDEMNIFICATION.................................................14
ARTICLE 13. INSURANCE.......................................................15
ARTICLE 14. Taxes and Franchise, License and Permit Fees....................16
ARTICLE 15. Notice..........................................................17
ARTICLE 16. Confidentiality and Publicity...................................18
ARTICLE 17. DEFAULT.........................................................18
ARTICLE 18. FORCE MAJEURE...................................................20
ARTICLE 19. ARBITRATION.....................................................20
ARTICLE 20. ASSIGNMENT......................................................21
ARTICLE 21. RULES OF CONSTRUCTION...........................................21
ARTICLE 22. Representations and Warranties..................................23
ARTICLE 23. LIMITATIONS OF LIABILITY........................................24
ARTICLE 24. Audit Rights....................................................25
ARTICLE 25. IMPROPER PAYMENTS PROHIBITED....................................25
ARTICLE 26. ENTIRE AGREEMENT; AMENDMENT; EXECUTION..........................26


EXHIBITS
EXHIBIT A         FIBER TESTING SPECIFICATIONS
EXHIBIT B         MFN DATA CENTERS
EXHIBIT C         FORM OF AS-BUILTS
EXHIBIT D         CONSTRUCTION SPECIFICATIONS

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                               LEASE AGREEMENT # 2

         THIS LEASE AGREEMENT # 2 (this "Agreement #2") is made as of the 26 day of April, 2002, (the "Effective Date") by and between METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation ("MFN") and WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Lessee").

BACKGROUND

         A. MFN owns or controls metropolitan and intercity fiber optic communication systems in the continental United States and Europe (collectively, the "MFN System");

         B. Contemporaneously herewith, the parties will execute a separate Fiber Lease Agreement for 43,040 identified fiber miles of dark fiber within the MFN System. From time to time after the Effective Date, Lessee may desire to lease additional fiber miles within the MFN System from MFN, and MFN desires to lease such additional fiber miles to Lessee and the parties intend the terms and conditions of this Agreement #2 to govern such additional orders from Lessee.

                              TERMS OF AGREEMENT #2

Accordingly, in consideration of the mutual promises set forth below, the contemporaneous execution of those certain two Fiber Lease Agreements by the parties, the termination of those certain two (2) Fiber Lease Agreements dated September 16, 1999 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                             ARTICLE 1. DEFINITIONS

The following terms shall have the stated definitions in this Agreement #2.

"ACCEPTANCE DATE" means the date when Lessee delivers (or is deemed to have delivered) a notice of acceptance with respect to each delivery of Lessee Fiber and/or Buildings as further described in Section 5.3.

"AFFILIATE" means, with respect to any entity, an entity controlling, controlled by, or under common control with such entity by means of direct or indirect equity ownership or otherwise. As used in this Agreement #2, "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

"BUILDING" means any commercial building, central office, MFN Data Center or point-of-presence ("POP").

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"BUILDING ACCESS" is defined as Lessee's use of a MFN-owned fiber optic lateral connection and termination facilities for the purpose of interconnecting the Lessee Fiber at a Building.

"BUILDING ACCESS PAYMENT" is the monthly recurring fee payable by Lessee for Building Access as set forth in Section 4.2.

"CONFIDENTIAL INFORMATION" shall have the meaning set forth in Section 16.1.

"COSTS" means actual and directly related costs accumulated in accordance with the established accounting procedure used by MFN or Lessee or their respective contractors or subcontractors, as the case may be, which costs include the following: (a) labor costs, including wages, salaries, benefits and overhead allocable to such labor costs (Lessee's or MFN's overhead allocation percentage shall not exceed the lesser of (i) the percentage such party allocates to its internal projects or (ii) one hundred and thirty percent (130%), and (b) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

"DATA CENTER ACCESS" refers to the interconnection of Lessee Fiber with an MFN Data Center.

"DELIVERY DATE" means each date MFN delivers or previously delivered Lessee Fiber and/or Buildings to Lessee, including, with respect to the Lessee Fiber, all test deliverables.

"DEMARCATION POINT" means the point where MFN's installation, maintenance and operation obligations terminate.

"DIVERSITY" means the provision of physically separated optical facilities that, when equipped with suitable optronics, are capable of providing an alternate transmission path without human or mechanical intervention. The alternate facilities shall, except at each Demarcation Point, have at least thirty (30) feet of separation in any direction and shall not be on the same poles, towers, river crossings, bridges, viaducts, elevated walkways, or similar structures.

"EQUIPMENT" means Lessee's electronic, optronic and power equipment necessary for the operation of the Cable.

"FACILITY OWNERS/LENDERS" means any entity (other than MFN): (a) owning any portion of the System or any property or security interest therein, (b) leasing to MFN, or providing an Lease to MFN in, any portion of the System, or (c) that is a lender (including any party holding legal title or a security interest in the MFN System as a MFN or a creditor) with respect to MFN or any Affiliates of MFN.

"FIBER ACCEPTANCE TESTING" shall have the meaning set forth in Section 5.3(a).

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"FIBER TESTING SPECIFICATIONS" are set forth in Exhibit A.

"LESSEE FIBER" shall have the meaning set forth in Section 3.1.

"MFN DATA CENTER" refers to the Internet data centers (f/n/a AboveNet data centers and not including any locations owned by PAIX.net) owned or controlled by MFN and listed in Exhibit B.

"NEW CITY NOTICE" shall have the meaning ascribed to it in Article 2 of this Agreement #2.

"PRODUCT ORDER" is defined in Section 3.1.

"RELEASED PARTY" means each of the following:

         (a) any Affiliates of the other party and any Facility Owners/Lenders;

         (b) any employee, officer, director, stockholder, partner, member, or trustee of the other party or of its Affiliates or Facility Owners/Lenders; or

         (c) assignees of the entities included in the above subparagraphs (a) or (b) and any employee, officer, director, stockholder, partner, member, or trustee of such assignees.

"RIGHT-OF-WAY AUTHORIZATIONS" means any underlying agreements, easements, permits, or licenses, by which MFN obtains rights to perform its obligations hereunder with respect to the MFN System, Buildings and Lessee's Fibers from:

         (a) underlying owners of real or personal property, or right-of-way holders,

         (b) grantors of Lease or other rights or licenses with respect to all or a portion of its System,

         (c) parties granting duct usage and pole attachment rights, and

         (d) any governmental authority (including franchising agencies, environmental regulation agencies, and public utility commissions).

"SPLICE POINT" is defined in Section 9.2.

"TERM" of this Agreement #2 begins on the Effective Date and expires 20 years after the latest Acceptance Date (the "Expiration Date") under this Agreement.

EXECUTION COPY                                                      CONFIDENTIAL


                         ARTICLE 2. NEW CITIES OR ROUTES

MFN will provide Lessee information and maps regarding newly constructed or newly available portions of the MFN System within 30 days after the new portions are made available to any MFN customers.

                  ARTICLE 3. GRANT OF LEASE AND BUILDING ACCESS

3.1 GENERAL. From time to time during the Term, Lessee may request to lease fiber miles and building access from MFN. MFN will respond to all such requests within 15 days. If the requested fiber miles and/or building access is available as determined in MFN's good faith reasonable discretion, the parties will execute "Product Orders". Each fully executed Product Order is automatically incorporated by reference into the Agreement #2. Each Product Order will set forth the number of fiber strands (the "Lessee Fiber"), identify Buildings, state all recurring and non-recurring fees, estimate a Delivery Date and set forth any other relevant terms agreed upon by the parties.

3.2 FIBER. Lessee is entitled to order a maximum of 42,024 FIBER MILES under this Agreement #2. Unless otherwise converted to an IRU pursuant to Section 3.5, MFN grants to Lessee a lease in the Lessee fiber for a period of 20 years beginning on the Acceptance Date.

At any time during the Term, Lessee may substitute between 6 and 96 Lessee Fiber for Lessee Fiber in any other segment(s) provided: (i) Lessee Fiber in such other segment(s) are available as determined in MFN's good faith reasonable discretion; (ii) such Lessee Fiber have not yet been spliced in order to establish interconnections by Lessee; (iii) such substitution does not leave less than 6 fibers in such segment; (iv) Lessee shall be responsible for the Costs related to the splicing and re-testing arising from Lessee's specific request for substitution of Lessee Fiber, if applicable (not to include Costs for splicing or testing for the normal delivery of Lessee Fiber); and (v) though the number of such substitutions are not limited, Lessee will use reasonable business judgment to make substitutions based upon a good faith determination of the need therefore.

3.3 LEASE LIMITATIONS. The Lease granted to Lessee hereunder and any rights granted by Lessee to third party users, are subject to all Right-of-Way Authorizations applicable to the MFN System and the Buildings. Lessee will adhere to the requirements of all such Right-of-Way Authorizations. The Lease of the Lessee Fiber hereunder does not convey any legal title to any real or personal property, including the fibers, cable, or the MFN System. This Lease does not include any Equipment used to transmit capacity over, or to "light," the Lessee Fiber.

3.4 BUILDING ACCESS.

         (a) From time to time during the Term, Lessee may request that MFN connect Lessee Fibers to Buildings under the terms and conditions of this Agreement. Within 15 days of Lessee's request, if accepted, MFN will provide Lessee with its then-current order form specifying the

EXECUTION COPY                                                      CONFIDENTIAL


Building Access Payment, any non-recurring charges (as set forth in Section 4.3) and the anticipated Delivery Date of the requested Building (each such order form a "Product Order"). Lessee must sign the Product Order and return to MFN within 15 days. All Product Orders signed by both parties are governed by and incorporated by reference into this Agreement.

         (b) MFN shall design, engineer, install, and construct or acquire fiber and terminate such fiber necessary to provide Building Access. All such terminations established by MFN within the MFN System shall comply with the relevant Fiber Testing Specifications (including the splice loss and optical fiber specifications) set forth in Exhibit A and with relevant telecommunications industry practices. MFN shall use commercially reasonable efforts to provide all Building terminations with Diversity.

         (c) If MFN rejects the Building request or Lessee rejects the Product Order, Lessee has the option of either:

                  (i) requesting that MFN participate with Lessee in a joint construction effort to make such interconnection pursuant to a separate agreement negotiated between the parties that shall not require a Building Access Payment; or

                  (ii) requesting that MFN construct the lateral connection as Lessee's contractor pursuant to a separate agreement negotiated between the parties. If MFN accepts, Lessee will own the lateral connection and related facilities and Lessee will pay the one time charge for the connection at Cost; or

                  (iii) constructing and owning the lateral connection to the Building and interconnecting to the MFN backbone at a Splice Point in accordance with Section 9.2, below. Lessee, in its good faith discretion, may permit MFN to utilize Williams' interconnection facilities to connect to a Building. There is no Building Access Payment associated with Splice Point interconnection.

3.5 CONVERSION TO IRU. At any time during the Term, upon the request of Lessee and Lessee's payment to MFN of the net present value of the Lease Payments and Building Access Payments calculated based upon a mutually agreed upon discount rate, MFN shall grant to Lessee an Indefeasible Right of Use to the Lessee Fiber and Building terminations equal to the remaining term of this Agreement #2.

                         ARTICLE 4. CONSIDERATION; FEES

4.1 LEASE PAYMENTS. Lessee shall make monthly payments to MFN in advance during the Term, in an amount calculated as [*****} PER FIBER MILE PER MONTH based on the fiber miles set forth in each Product Order ("Lease Payments"). MFN represents that the fiber miles stated in each Product Order, are either the actual fiber miles (calculated as the route miles traversed by the Lessee Fiber

EXECUTION COPY                                                      CONFIDENTIAL


multiplied by the number of Lessee Fiber on the route) or a bona fide estimate thereof, such estimate calculated utilizing OTDR distances less ten percent (10%).

4.2. BUILDING ACCESS PAYMENT. Except as provided in Section 3.4, in exchange for Building Access at each Building, Lessee shall make monthly payments to MFN in advance ("Building Access Payment").

         (a) The Building Access Payment is calculated as follows:

               Total                            Price per
          Number of fibers                       fiber per
             terminated                       interconnection
          ----------------                    ---------------

                  [*]                            [*******]
                  [*]                             [******]
                  [*]                             [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]
                  [**]                            [******]

         (b) The Building Access Payment for each termination in a Building is reduced by [***] for the period beginning on the Acceptance Date of the Building and ending on the first anniversary of such acceptance.

         (c) If MFN does not offer Diversity in the termination to a Building, the Building Access Payment for that Building shall be reduced by [***] (for a total of [***] for the first year) until such time as Diversity is provided, if ever.

         (d) Williams may cancel a Building after 12 months of Building Access Payments for such Building by providing at least 30 days prior written notice to MFN.

EXECUTION COPY                                                      CONFIDENTIAL


         (e) The parties agree that MFN may splice up to a full ribbon of cable at each Building even if Lessee requests interconnection of less than 12 fibers. Lessee is not obligated to pay the Building Access Payment for any extra fibers spliced over and above the number of fibers ordered, and Lessee may still port such fibers under Section 3.1.

4.3. NON-RECURRING CHARGES. Upon Product Order execution, MFN will invoice and Lessee agrees to pay non-recurring charges agreed upon in the Product Order. Non-recurring charge will include:

         (a) MFN's Costs associated with splicing, testing and/or constructing laterals at Buildings provided pursuant to Section 3.4:

         (b) Intra-building riser cabling and construction pursuant to Section 5.6; and

         (c) MFN's Costs associated with Splice Point interconnection pursuant to Section 9.2.

4.4 ADDITIONAL CHARGES. MFN will invoice and Lessee agrees to pay for all other additional fees and charges contemplated by this Agreement or set forth in a signed Product Order for services.

4.5. PAYMENT TERMS. Building Access Payments and Lease Payments commence on the first day of the month beginning with the month after the Acceptance Date of the relevant Lessee Fiber and/or Building, except that the first payment shall include payment from the Acceptance Date to the last day of the month during which the Acceptance Date occurs, as well as payment for the first full month after the Acceptance Date. Lessee shall continue making such payments through the first day of the month in which the Term expires, unless earlier terminated as herein provided. All payments are payable in accordance with Article 11.

4.6 NO BUILDING ACCESS PAYMENTS AT POPS. MFN will not charge a Building Access Payment for termination within MFN POPs where Lessee is collocating with MFN, or at Lessee's POPs. Lessee will pay other recurring charges and nonrecurring charges associated with services rendered by MFN at MFN POPs. In addition, provided that Lessee is making Building Access Payments in connection with any Building, Lessee shall have the right to route other interconnections through the Demarcation Point for such Building without paying any additional Building Access Payment. To be sure, however, MFN is not obligated to provide Williams with any intra-building riser fiber to facilitate Lessee's other interconnections.

                       ARTICLE 5. DELIVERY AND ACCEPTANCE

5.1 DELIVERY. MFN will use commercially reasonable efforts to deliver the Lessee Fiber and Buildings by the date stated in a Product Order. In the event MFN anticipates a failure to deliver all or a portion of the Lessee Fiber or Buildings by the scheduled Delivery Dates, the parties will designate representatives to meet and review the status of the delivery. If the scheduled Delivery

EXECUTION COPY                                                      CONFIDENTIAL


Date for any segment of Lessee Fiber or a Building is in fact delayed, such delay will be considered a triggering event for the accrual of liquidated damages to the Lessee as follows:

         (a) Subject to subsections (b), (c) and (d) below, and provided the delay is not caused in whole or in part by Lessee, Lessee is entitled to a credit against monthly charges in an amount equal to [***] per fiber mile of the segment of Lessee Fiber for which the Delivery Date is delayed per month until such time as such segment is delivered, and a credit against monthly charges in an amount equal to [******] per delayed Building per month until delivered ("Liquidated Damages");

         (b) Liquidated Damages for each segment of Lessee Fiber is limited to [***] of the present value of the total monthly charges payable based on [******] per fiber mile (using a discount factor of [***]) associated with the fiber miles for the delayed segment. [*******************************************************************************
********************************************************************************
********************************************************************************
****************************************************]Partial months of delay will be credited on a daily pro-rated basis;

         (c) Liquidated Damages for Lessee Fiber for all delays are limited to [***] of the then-current monthly invoicing of [******] per fiber mile to Lessee. As an example, if MFN is currently billing Lessee [*******] per month, Lessee is entitled to a maximum of [*******] per month in Liquidated Damages, regardless of the number of delayed segments;

         (d) Lessee may terminate the Agreement with respect a delayed segment of Lessee Fiber or a delayed Building upon 15 days prior written notice to MFN, unless and until delivery actually occurs. Upon termination, Liquidated Damages will cease to accrue for the terminated segments and/or Buildings, and MFN has no further payment obligations with respect to such segment.

The parties agree that the Liquidated Damages represent a reasonable estimate of anticipated damages incurred by Lessee in the event of a delay of a segment of Lessee Fiber or a Building. The Liquidated Damages and termination of a segment with a reduction of payment obligations are the sole and exclusive remedies of the Lessee and the sole and exclusive liabilities of MFN with respect to a delivery delay, and provided each party has complied with the terms of this
Section 5.1, under no circumstances will a delay in the Delivery Date for a segment of Lessee Fiber or a Building be considered a default.

5.2 OBLIGATION TO PROVIDE COMPLETION NOTICE. MFN shall promptly notify Lessee in writing of the date upon which MFN has completed connecting a Building.

5.3 ACCEPTANCE AND TESTING OF FIBERS

         (a) MFN TESTING. MFN shall give notice to Lessee at least 21 days prior to the date MFN intends to begin testing of Lessee Fiber ("Fiber Acceptance Testing"). Lessee shall have the right, but not the obligation, to have a representative present at such Fiber Acceptance Testing.

EXECUTION COPY                                                      CONFIDENTIAL


MFN shall perform Fiber Acceptance Testing of the Lessee Fiber and provide test deliverables to Lessee in accordance with Exhibit A. The provisions of this Subsection 5.3 are intended to apply to the delivery of Lessee Fiber and the delivery of Buildings and the Acceptance Date for both are conditioned on the acceptance of such test results.

         (b) OBJECTIONS TO TEST RESULTS. Lessee shall have 21 calendar days after receipt of test deliverables to provide MFN written notice of any bona fide determination by Lessee that the Lessee Fiber does not meet the Fiber Testing Specifications. Such notice shall identify the specific data that indicate a failure or other specific reasons that such Lessee Fiber fail to meet the Fiber Testing Specifications.

         (c) RESPONSE TO OBJECTIONS. Upon receiving written notice from Lessee pursuant to Section 5.3(b), MFN shall either: (i) expeditiously take such action as shall be reasonably necessary to cause such portion of the Lessee Fiber to meet the Fiber Testing Specifications and then re-test the Lessee Fiber in accordance with the provisions of this Article; or (ii) provide Lessee written notice that MFN disputes Lessee's determination that the Lessee Fiber does not meet the Fiber Testing Specifications. After taking corrective actions and re-testing the Lessee Fiber, MFN shall provide to Lessee a copy of the new test deliverables and Lessee shall again have all rights provided in this Article with respect to such new test deliverables. The cycle described above of testing, taking corrective action and re-testing shall take place until the Lessee Fiber is accepted.

         (d) INDEPENDENT TESTING. If MFN provides notice to Lessee pursuant to Subsection 5.3(c)(ii), Lessee shall within five calendar days of such notice designate by written notice to MFN the names and addresses of three reputable and independent fiber optic testing companies. MFN shall designate one of such companies to conduct an independent re-test of the Lessee Fiber for the relevant Lessee Fiber. If, after such re-testing, the testing company determines that the Lessee Fiber so tested: (i) meet the Fiber Testing Specifications, then Lessee shall pay the testing company's charges for performing the testing and the Acceptance Date for the relevant Lessee Fiber shall be 21 calendar days after the date that MFN originally provided its test deliverables; or (ii) do not meet the Fiber Testing Specifications, then MFN shall pay the testing company's charges for performing the testing and shall perform the corrective action and re-testing set forth in Subsection 5.3(c)(i).

5.4 ACCEPTANCE. Unless Lessee provides a timely written objection pursuant to
Section 5.3, the Acceptance Date for each delivery occurs on the twenty-first calendar day after Delivery Date, or, if earlier, the date Lessee (a) provides written acceptance of the Lessee Fiber or Building or (b) commences use of the Lessee Fiber or Building. Any failure by Lessee to accept or reject the Lessee Fiber within the 21-day period, or any use of the Lessee Fiber by Lessee Fiber for any purpose other than testing, constitutes acceptance for purposes of this Agreement #2 and Lessee is deemed to have accepted upon such use or on the 22nd day after the Delivery Date.

5.5 AS-BUILT DRAWINGS. MFN will provide, within 180 days of the Acceptance Date, to Lessee as-built drawings of Lessee Fiber in the format described in Exhibit C to this Agreement.


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5.6 INTRABUILDING EXTENSIONS. Lessee may elect to obtain either fiber optic or metallic (e.g., coaxial cable or copper twisted pair) extensions between a MFN Demarcation Point at a Building and another point within the same Building. Upon written request for either such extension setting forth the design and terminating location of such extension, MFN shall, at its sole discretion and in accordance with its then-standard order intervals, either (a) construct a Lessee-owed riser for a nonrecurring charge equal to its Cost; (b) designate at least one, but up to three, reputable MFN-approved contractors authorized to perform such work, in which case MFN shall have no responsibility for such extension and Lessee shall deal directly with any such contractor for Lessee-owned risers; or (c) provide MFN-owned riser at MFN's then-current charge. MFN shall reasonably cooperate with any such approved contractors selected by Lessee to allow them to perform such work.

5.7 USE OF PARTIALLY COMPLETED SEGMENT. If MFN has not delivered a segment or ring of Lessee Fiber by the scheduled Delivery Date, but some portions of the segment are available for use, MFN shall, upon request of Lessee, permit Lessee to use such available portions and Lessee shall pay a pro rata share of the lease payment with respect to the Lessee Fiber in such segment. In addition, in the event that Lessee elects to accept a portion of a segment of Lessee Fiber prior to the time that a complete segment or ring is available for use, the late fee payment set forth in Section 5.1 shall be reduced in proportion to the Lessee Fiber in the segment or ring being utilized.

5.8 EARLY DELIVERY. In the event that MFN has any Lessee Fiber available prior to the scheduled Delivery Date, MFN may give notice to Lessee, offering to deliver such Lessee Fiber prior to the scheduled Delivery Date therefore. Lessee shall advise MFN whether or not Lessee desires to begin using such Lessee Fiber prior to the scheduled Delivery Date. If Lessee elects to begin such use prior to the scheduled Delivery Date, the Term of such Lessee Fiber and payment obligations shall commence upon the actual Acceptance Date thereof.

                     ARTICLE 6. COLLOCATION AND MAINTENANCE

Collocation, operation and maintenance of the Lessee Fiber is governed by the Collocation and Maintenance Agreement, dated contemporaneously with this Agreement #2.

                            ARTICLE 7. AUTHORIZATIONS

7.1 MAINTAINING AUTHORIZATIONS. MFN shall use commercially reasonable efforts to maintain, renew, or replace the Right-of-Way Authorizations during the Term. If MFN determines it is not commercially reasonable to maintain, renew or replace any of its existing Right-of-Way Authorizations during the Term, then MFN shall give notice to Lessee and shall cooperate with Lessee, at Lessee's written request, to attempt to maintain, renew or replace such Right-of-Way Authorizations, at Lessee's sole Cost. During the last three years of the Term, upon written notice from Lessee requesting such information, MFN shall promptly provide written notice of the status (including any potential or pending terminations or expirations) of Right-of-Way Authorizations


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relating to the Lessee Fiber, including but not limited to whether or not MFN intends to extend or renew any Right-of-Way Authorizations. In the event that during the Term any Right-of-Way Authorization expires or is terminated and is not replaced, Lessee shall have the right upon 30 days prior written notice to MFN, to terminate the Lease with respect to the Lessee Fiber affected by such expired or terminated Right-of-Way Authorization. Upon such termination, Lessee's obligation to make any Lease payments with respect to which the Lease has been terminated shall expire.

7.2 EXTENSION OF LEASE TERM. To the extent MFN has elected to maintain or extend or replace Right-of-Way Authorizations with respect to this Lease beyond the Term, Lessee may request an extension of the Term of such Lease, and MFN agrees to negotiate with Lessee with respect to such extension, but MFN shall have no obligation to grant any such extension.

                        ARTICLE 8. INTENTIONALLY OMITTED

                  ARTICLE 9. INTERCONNECTION OF LESSEE'S SYSTEM

9.1 GENERAL. After the Effective Date, Lessee has the right but not the obligation to request additional Buildings to be interconnected with the Lessee Fiber.

9.2 SPLICE POINTS. Except as limited by Section 9.3, MFN will provide Lessee with access to the MFN System backbone at mutually agreed upon manholes/handholes ("Splice Point(s)") for the purpose of interconnecting a Lessee-owned lateral connection to the Lessee Fiber. Upon acceptance of Lessee's request for a Splice Point, MFN, in its reasonable discretion, will select the closest serving manhole or handhole. Lessee must provide and install Lessee-owned manholes/handholes and/or conduit to the selected MFN manhole/handhole for Splice Point interconnection. MFN or an MFN-approved contractor will perform all interconnection work, including penetration of the MFN manholes/handholes, installation of the conduit, and pulling and maintaining the fiber optic cable between Lessee's facilities and the selected MFN manhole/handhole. All work in MFN manholes/handholes and splice enclosures, including splicing and manhole/handhole penetration, will be managed and supervised by MFN. MFN will then provide a ribbon tie cable between Lessee's facilities and MFN's selected manhole/handhole, and each party will perform splicing in its own manhole/handhole. MFN will invoice and Lessee agrees to pay all Costs associated with MFN's provision of Splice Points including the cost of the ribbon tie cable. MFN shall allow Lessee to connect at agreed upon Splice Points at any time during the Term at no cost to Lessee other than those provided hereinabove.

9.3 DATA CENTER ACCESS. MFN Data Center Access is restricted to Lessee's provision of dedicated private line transport services to Lessee's customers. Under no circumstances is Lessee permitted to sell IP transit services or dedicated dark fiber transactions that originate or terminate in an MFN Data Center, unless allowed by a separate agreement. MFN reserves the right to inspect Lessee's use of a MFN Data Center at any time, 24 hours per day, after reasonable notice to Lessee. Any violation of this section is deemed a material breach of the Agreement. Nothing herein shall


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restrict Lessee from providing any and all services to Lessee customers in separate space located outside or within the same building as the MFN Data
Center.

Collocation within a MFN Data Center is pursuant to separate collocation license agreement executed between the Parties.

9.4 DEMARCATION POINT.

         (a) BUILDINGS. The Demarcation Point for a Building shall be at:

                  (i) MFN's fiber patch panel, the DSX-N panel (as designated by MFN), a splice enclosure in the basement or MFN closest serving manhole serving the Building; provided, however, that MFN agrees to provide conduit connectivity to Lessee at all non-ILEC Buildings; or

                  (ii) the demarcation point mandated by the agreement between Lessor and the ILEC; and, to the extent Lessor is later allowed to install or access a fiber patch panel or DSX-N panel inside of the Building, such point shall become the Demarcation Point if mutually agreeable and Lessor agrees to deliver Lessee's Fiber to such point.

         (b) SPLICE POINTS. The Demarcation Point for each Splice Point is at the Lessee-provided manhole/handhole unless otherwise agreed upon by the parties.

9.5 ADDITIONAL LIMITATIONS ON INTERCONNECTION RIGHTS. Lessee's exercise of the interconnection right set forth in Section 9.1 shall be subject to any prohibitions or restrictions in MFN's Right-of-Way Authorizations. Lessee may not establish an interconnection that MFN, in its reasonable discretion (applied without unreasonable discrimination with respect to interconnections made by MFN or third parties), determines is likely to materially and adversely affect the MFN System.

9.6 FACILITIES OWNERSHIP AND CONTROL. Lessee shall retain ownership of any portion of facilities on its side of the Demarcation Point during the Term of this Agreement #2 and MFN shall have no obligation to maintain, repair, relocate, or monitor such Lessee facilities (including any fiber drop facilities established pursuant to Section 9.3). Lessee shall not access a splice, splice box, splice vault, or similar facility interconnecting with MFN's System. MFN shall perform any work required with respect to such splice facilities and may invoice Lessee for the Cost of performing such work at the request of Lessee (except to the extent the work relates to the termination in a Building included in an executed Product Order).

9.7 LESSEE RESPONSIBILITY. Subject to the provisions herein, Lessee shall be responsible for obtaining the rights required and for all costs of:

         (a) obtaining rights of way within or beyond MFN's Right-of-Way Authorizations;


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         (b) obtaining building access, entry rights, ducts, or riser cables to interconnect in buildings or any access beyond MFN's Demarcation Point with respect to a Building;

         (c) providing all Equipment and MFN-approved materials to construct and install each interconnection, including cables and conduit and any labor charges associated therewith; and

         (d) bringing facilities to and connecting them with MFN's System.

9.8 THIRD PARTY RELATIONS. If necessary, and where applicable, MFN shall assist Lessee, at Lessee's Cost, in obtaining from any land or building owner, MFN, or private or governmental right-of-way owner, any rights required to access and exit interconnection points. Lessee shall use reasonable efforts to avoid damaging the relationships between MFN and such third parties.

                       ARTICLE 10. USE OF THE LESSEE FIBER

10.1 OBLIGATION TO COMPLY WITH LAWS; EXCLUSIVE USE. Lessee shall comply in all material respects with all applicable government codes, ordinances, laws, rules, regulations, Right-of-Way Authorizations and/or restrictions in its use of MFN's System. Subject to Article 20, Lessee may use the Lessee Fiber for any lawful telecommunications purpose. MFN shall have no right to use Lessee Fiber during the Term of this Agreement #2.

10.2 SYSTEM DAMAGE. MFN and Lessee shall promptly notify each other of any matters pertaining to any damage or impending damage to or loss of the MFN System that are known to such party. Lessee shall take all commercially reasonable precautions against, and shall assume liability, subject to the terms herein, for, any damage caused by it to the MFN System. Lessee shall not use the Lessee Fiber in a way that interferes in any material way with or materially adversely affects the use of any fibers of MFN or the MFN System.

10.3 REGULATORY COOPERATION. Each party shall cooperate with and support the other in complying with any requirements applicable to the MFN System imposed by any governmental or regulatory agency or authority.

10.4 LIENS. Lessee shall not cause or permit any part of the MFN System to become subject to any mechanics lien, materialmans lien, vendors lien, or any similar lien whether by operation of law or otherwise. If Lessee breaches its obligations under this Section, it shall immediately notify MFN in writing, shall promptly cause such lien to be discharged and released of record without cost to MFN, and shall indemnify MFN against all costs and expenses (including reasonable attorney's fees and court costs at trial and on appeal) incurred in discharging and releasing such lien.


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                            ARTICLE 11. PAYMENT TERMS

11.1 TIME AND METHOD OF PAYMENT. Monthly payments for Lessee Fiber and Building Access shall be made by wire transfer, to the account designated on the invoice of MFN, within thirty (30) business days of the delivery of such invoice. Except as otherwise set forth in this Agreement #2, all other amounts due hereunder shall be paid within 30 calendar days of the invoice delivery date. Except as otherwise provided, payments may be made by check or draft of immediately available funds delivered to the address designated in writing by the other party (e.g., in a statement or invoice) or, failing such designation, to the address for notice provided pursuant to Section 15.1. Except as set forth herein, a party may issue an invoice after incurring any costs subject to reimbursement by the other party or after the time period during which a charge accrues.

11.2 LATE PAYMENT CHARGES. If Lessee fails to make any payment under this Agreement #2 when due, such unpaid amounts shall accrue interest, from the date such payment is due until paid, including accrued interest, at the lower of eighteen percent (18%) annual interest or the highest percentage allowed by law.

11.3 MONTHLY NETTING AGREEMENT. Notwithstanding anything to the contrary contained herein, that certain Monthly Netting Agreement between the parties dated October 30, 2001 shall govern payments made under this Agreement during the term of such Monthly Netting Agreement.

                           ARTICLE 12. INDEMNIFICATION

12.1 INDEMNITY OBLIGATION. Each party shall indemnify, defend, protect and hold harmless the other party, its employees, officers, directors, agents, shareholders, affiliates, Facility Owners/Lenders, and other parties to Right-of-Way Authorizations that are entitled to indemnity by such indemnifying party, from and against, and assumes liability for:

         (a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorney's fees and costs), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of the indemnifying party, its officers, employees, servants, affiliates, agents or contractors in connection with its performance under this Agreement #2; and

         (b) Any claims, liabilities or damages arising out of any violation by the indemnifying party of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement #2.

12.2 NO LIMITATION ON CLAIMS AGAINST OTHER PARTIES. Except as set forth herein, and subject to the terms of any underlying agreements between MFN and any third person, nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third person, including indirect, special or consequential damages, based on any acts or omissions of such third person as such acts or omissions may affect the construction, operation or


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use of the Lessee Fiber; provided, however, that each party hereto shall assign such rights of claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third person.

                              ARTICLE 13. INSURANCE

13.1 OBLIGATION TO OBTAIN. During the Term of this Agreement #2, the parties shall each obtain and maintain not less than the following insurance:

         (a) Commercial General Liability Insurance, including coverage for sudden and accidental pollution legal liability, with a combined single limit of $10,000,000 for bodily injury and property damage per occurrence and in the aggregate; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

         (b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than $1,000,000 each accident. If a party is to perform work in Nevada, North Dakota, Ohio, Washington, Wyoming, or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

         (c) Automobile Liability Insurance with a combined single limit of $2,000,000 for bodily injury and property damage per occurrence, to include coverage for all owned, non-owned, and hired vehicles; provided that such coverage may be obtained through a combination of specific and umbrella or excess liability policies.

The limits set forth above are minimum limits and shall not be construed to limit the liability of either party.

13.2 POLICY REQUIREMENTS. Each party shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency. The other party, its Affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extent of such indemnification. Each party shall provide the other party with an insurance certificate confirming compliance with the insurance requirements of this Article. The insurance certificate shall indicate that the other party shall be notified not less than 30 calendar days prior to any cancellation or material change in coverage. If either party provides any of the foregoing coverages through a claims made policy basis, that party shall cause such policy or policies to be maintained for at least three years beyond the expiration of this Agreement #2.

13.3 WAIVER OF SUBROGATION. The parties shall each obtain from the insurance companies providing the coverages required by this Agreement #2 a waiver of all rights of subrogation or recovery in favor of the other party and, as applicable, its members, managers, shareholders,


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Affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement #2 to the extent of such indemnity.

13.4 BLANKET POLICIES; SELF-INSURANCE. Nothing in this Agreement #2 shall be construed to prevent either party from satisfying its insurance obligations pursuant to this Agreement #2 (a) under a blanket policy or policies of insurance that meet or exceed the requirements of this Article or (b) with respect to the insurance required in Sections 13.1(b) and (c), with the consent of the other party, which consent shall not be unreasonably withheld, self-insurance.

            ARTICLE 14. TAXES AND FRANCHISE, LICENSE AND PERMIT FEES

14.1 OBLIGATIONS TO PAY RIGHT-OF-WAY CHARGES AND TAXES. The parties acknowledge that a material premise of this Agreement #2 is that during the Term, MFN shall obtain, and use commercially reasonable efforts to maintain, its Right-of-Way Authorizations at its own cost. MFN shall timely pay any and all (a) taxes, franchise, license and permit fees based on the physical location of the MFN System, and/or the construction thereof in or on public roads, highways or rights-of-way; and (b) Right-of-Way Authorization payments applicable to the System. Notwithstanding the foregoing, Lessee shall pay any taxes, franchise, license and permit fees based upon its Lease or use of Lessee Fiber. Failure to pay such taxes or payments by the party responsible therefore, which continues after seven (7) calendar days written notice thereof by the other party, shall authorize, but not obligate, the other party to make such payments and responsible party shall reimburse the other party for such payments promptly upon demand together with interest at the rate set forth in Section 14.2 from the date that the other party made such payment until reimbursed by the responsible party.

14.2 OBLIGATION TO TIMELY PAY TAXES BASED ON REVENUES. Except as set forth in
Section 14.1, Lessee shall pay any and all sales, use, income, gross receipts or other taxes assessed based upon revenues Lessee receives due to its use of the Lessee Fiber.

14.3 RIGHT TO CONTEST TAXES. Notwithstanding any provision herein to the contrary, a party shall have the right by appropriate proceedings brought in good faith to protest the imposition and/or amount of any taxes or franchise, license or permit fees imposed on or assessed against it. In such event, the protesting party shall indemnify and hold the other party harmless from any expense, legal action or cost, including reasonable attorney's fees, resulting from the protesting party's exercise of its rights hereunder.

14.4 PROHIBITION ON AGREEMENT AFFECTING OTHER PARTY. Without the prior consent of Lessee, MFN shall not enter into any agreement that would have the effect of obligating Lessee to pay additional taxes or franchise, license or permit fees unless such agreement is required by a government or agency thereof in connection with the grant of a franchise, license, permit or similar governmental requirement or required pursuant to a Right-of-Way Authorization.


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                               ARTICLE 15. NOTICE

15.1 ADDRESSES. Unless otherwise provided herein, all notices and communications concerning this Agreement #2 shall be addressed to the other party as follows:

If to Lessee:              Williams Communications, LLC
                           Attn: Contract Management
                           One Technology Center, TC-6H
                           Tulsa, Oklahoma 74103
                           Facsimile:  (918) 547-0460

with a copy to:            Williams Communications, LLC
                           Attn:   IRU Administration
                           One Technology Center, TC-8A
                           Tulsa, OK 74103
                           Facsimile:  (918) 547-2914

and                        Williams Communications, LLC
                           Attn: General Counsel
                           One Technology Center, TC-15A
                           Tulsa, Oklahoma 7415
                           Facsimile:  (918) 547-2630

If to MFN:                 Metromedia Fiber Network Services, Inc.
                           360 Hamilton Avenue
                           White Plains, New York 10601
                           Attn:  President
                           Facsimile:  (914) 421-7550

With a copy to:            Metromedia Fiber Network Services, Inc.
                           360 Hamilton Avenue
                           White Plains, New York 10601
                           Attn:  General Counsel
                           Facsimile:  (914) 421-6793

or at such other address as may be designated in writing to the other party (a party may designate a separate address for delivery of invoices).

15.2 METHOD FOR DELIVERING NOTICES AND INVOICES. Unless otherwise provided herein, notices and invoices shall be in writing and sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or by facsimile, and shall be deemed served or delivered to the addressee or its office on the date of receipt acknowledgment, or if by facsimile, upon confirmation of transmission or if postal claim notices are given, on the date of its return marked


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"unclaimed," provided, however, that upon receipt of a returned notice marked
"unclaimed," the sending party shall make reasonable effort to contact and notify the other party by telephone.

                    ARTICLE 16. CONFIDENTIALITY AND PUBLICITY

16.1 CONFIDENTIAL INFORMATION. The terms and conditions of this Agreement #2 and all documents referenced herein, communications between the parties regarding this Agreement #2, information provided in connection with or pursuant to this Agreement #2 or the service to be provided hereunder, as well as any financial or business information of either party are confidential ("Confidential Information"). Such Confidential Information shall be held in confidence, and the receiving party shall afford such Confidential Information the same care and protection as it affords generally to its own Confidential Information (which in any case shall be not less than reasonable care) to avoid disclosure to or unauthorized use by any third party. All Confidential Information shall remain the property of the disclosing party, shall be used by the receiving party only for its intended purpose, and such Confidential Information, including all copies thereof, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon the request of the disclosing party. Confidential Information shall not be reproduced except to the extent necessary to accomplish the purposes and intent of this Agreement #2, or as otherwise may be permitted in writing by the disclosing party. Notwithstanding anything contained herein to the contrary, neither party shall be required to keep confidential any information that (a) becomes publicly available other than through the actions or omissions of the receiving party; (b) is required to be disclosed pursuant to a governmental or judicial rule, order or regulation; (c) the recipient of the Confidential Information independently develops; (d) becomes available to the receiving party without restriction from a third party;
(e) is required by its lender and is given to such lender on a confidential basis; or (f) is subject to "due diligence" review by a potential acquirer of a significant equity interest in it or its ultimate or intermediate parent company (a significant equity interest shall be an interest of at least 5% of the voting equity of a party or of securities having a market value of at least $100 million) and is given to such potential acquirer on a confidential basis.

16.2 PUBLICITY. Following the Effective Date, the parties shall coordinate and cooperate with each other when making public announcements or disclosures to any governmental entities related to the terms of this Agreement #2 and each party shall have the right to promptly review, comment upon and approve (such approval not to be unreasonably withheld or delayed) any publicity materials, press releases or other public statements or disclosures to governmental entities by the other party that refer to, or that describe any aspect of this Agreement #2; provided, however, that no party shall have an approval right with respect to any public announcements or disclosures to any governmental entities which are, in the reasonable judgment of the party making such public announcement or disclosure, required by law.

                               ARTICLE 17. DEFAULT

17.1 PARTIAL TERMINATION UPON DEFAULT. Either party, upon written notice to the other party after the other party's default and the other party's failure to cure any default in the performance of any



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material obligation hereunder prior to the end of the applicable cure period, may terminate this Agreement #2 as herein provided, provided that at the time of termination such default remains uncured:

         (a) MFN may terminate this Agreement #2, to the extent that Lessee is the defaulting party; and/or

         (b) Lessee may terminate this Agreement #2, to the extent that the default relates to the MFN System (or, at Lessee's election, with respect to any Lessee Fiber for which the Acceptance Date has not occurred as provided in
Article 5), if MFN is the defaulting party.

17.2 SPECIFIC DEFAULT EVENTS. Events of default shall include but not be limited to: (a) the making of a general assignment for the benefit of the defaulting party's creditors; (b) the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against the defaulting party which is not dismissed within 90 calendar days thereafter; (c) the filing by the defaulting party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief; (d) any violation by Lessee of the restrictions set forth in Section 20.3.

17.3 CURE PERIOD. The cure period applicable to Section 17.1 shall be:

         (a) with respect to a default in payment, the period ending ten (10) business days after a written notice of such default is given;

         (b) with respect to any other default, the period ending 30 calendar days after a written notice of such default is given, provided, however, that if such default cannot with reasonable diligence be cured within such 30-day period, and such other party has commenced to effect a cure immediately upon receipt of such notice, and diligently pursues such cure, then such cure period will be extended for a period reasonably required to cure such default but in no event more than an additional 30 calendar days.

17.4 FAILURE TO CURE. Upon the failure by the defaulting party to timely cure any such default after notice thereof from the other party, the other party may, subject to the provisions of Section 19, take such action as it determines, in its sole discretion, to be necessary to correct the default, and pursue any legal remedies it may have under this Agreement #2, applicable law, or principles of equity relating to such breach.

17.5 WAIVER OF SPECIFIC DEFAULTS. Any event of default by the defaulting party may be waived under the terms of this Agreement #2 at the other party's option. Any such waiver shall be in writing.

17.6 DISPUTED AMOUNTS. Notwithstanding the other provisions of this Article, failure to pay an amount subject to a bona fide dispute shall not be an event of default (until such dispute is resolved


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pursuant to Article 19 or otherwise) to the extent the disputed amount is (a)
less than $100,000 or (b) paid into an escrow account of a nationally chartered domestic bank with offices in New York pending resolution of the dispute. The interest rate set forth in Section 11.2 shall apply to amounts so withheld or paid into escrow by one party and later awarded to the other party, but the party paying such amounts into escrow shall, upon closing of an escrow account, be entitled to any interest received from, and responsible for paying any fees charged by, the bank holding the escrow funds.

                            ARTICLE 18. FORCE MAJEURE

         Neither party shall be in default under this Agreement #2 with respect to any delay in such party's performance (other than the payment of monetary amounts due under this Agreement #2) caused by any of the following conditions: act of God, fire, flood, material shortage or unavailability not resulting from the responsible party's failure to timely place orders therefore, lack of transportation, government codes, ordinances, laws, rules, regulations or restrictions, war or civil disorder, or any other cause beyond the reasonable control of such party, provided that the party claiming relief under this Section shall promptly notify the other in writing of the existence of the event relied on and the cessation or termination of said event. The party claiming relief under this Section shall exercise commercially reasonable efforts to minimize the time for any such delay.

                             ARTICLE 19. ARBITRATION

19.1 OBLIGATION TO ARBITRATE. Any dispute or disagreement relating to this Agreement #2 or any matter arising between Lessee and MFN in connection with this Agreement #2 which is not settled to the mutual satisfaction of Lessee and MFN within 30 calendar days from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration by a single arbitrator in Chicago, Illinois, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within fifteen calendar days, the American Arbitration Association shall select an arbitrator. The decision of the arbitrator shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the award otherwise provides.

19.2 EXCEPTIONS TO ARBITRATION OBLIGATION. The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.


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                             ARTICLE 20. ASSIGNMENT

20.1 RESTRICTIONS ON ASSIGNMENT. Except as provided in the second sentence of this Section, neither party shall assign or otherwise transfer this Agreement #2 or its rights or obligations hereunder to any other party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Either party shall have the right, without the other party's consent, to assign or otherwise transfer this Agreement #2 in whole or in part as collateral to any lender or to any of its Affiliates or to any corporation into which it may be merged or consolidated or which purchases all or substantially all of its assets.

20.2 AGREEMENT #2 BINDS SUCCESSORS. This Agreement #2 and each of the party's respective rights and obligations under this Agreement #2, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successors and permitted assigns. Any assignment or transfer shall be subject to the other party's rights under this Agreement #2 and any assignee or transferee shall continue to perform the assigning party's obligations under this Agreement #2.

20.3     RESTRICTION ON TRANSFER OF DARK FIBER RIGHTS. [************************
********************************************************************************
********************************************************************************
*********************************************************]

20.4 FINANCING ARRANGEMENTS. Either party shall have the right, directly or through an Affiliate, to enter into financing arrangements (including secured loans, leases, sales with lease-back, or leases with lease-back arrangements, purchase-money or vendor financing, conditional sales transactions, or other arrangements) with one or more financial institutions, vendors, suppliers or other financing sources that, with respect to MFN, relate to the MFN System and, with respect to Lessee, relate to Lessee's Lease rights (and not to any property right in the MFN System or the Lessee Fiber).

                        ARTICLE 21. RULES OF CONSTRUCTION

21.1 GOVERNING LAW. This Agreement #2 shall be deemed a New York agreement and shall be governed by and construed in accordance with the domestic laws of the State of New York applicable to New York agreements, without reference to its choice of law principles.

21.2 INTERPRETATION. The captions or headings in this Agreement #2 are strictly for convenience and shall not be considered in interpreting this Agreement #2 or as amplifying or limiting any of its content. Words in this Agreement #2 that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require. References to "person" or "entity" each include natural persons and legal entities, including corporations, limited liability companies, partnerships, sole proprietorships, business divisions, unincorporated associations, governmental entities, and any entities entitled to bring an action in, or that are subject to suit in an action before, any state or federal court of the United States. Whenever the words "include," "includes" or "including" are


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used in this Agreement #2, they shall be deemed to be followed by the words
"without limitation." "Days" refers to calendar days, except that references to "business days" exclude Saturdays, Sundays and holidays during which nationally chartered banks in New York, New York are authorized or required to close. Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed.

21.3 CUMULATIVE REMEDIES. Except as set forth to the contrary herein, any right or remedy of either party shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

21.4 NO THIRD-PARTY RIGHTS. Nothing in this Agreement #2 is intended to provide any legal rights to anyone not an executing party of this Agreement #2 except under the indemnification and insurance provisions and except (a) as set forth in Sections 22.4 and 23.2 and (b) that the Facility Owners/Lenders shall be entitled to rely on and have the benefit of Article 23.

21.5 AGREEMENT FULLY NEGOTIATED. This Agreement #2 has been fully negotiated between and jointly drafted by the parties.

21.6 DOCUMENT PRECEDENCE. In the event of a conflict between the provisions of this Agreement #2 and those of any Exhibit, the provisions of this Agreement #2 shall prevail and such Exhibits shall be corrected accordingly. In the event of a conflict between the provisions of this Agreement #2 and Product Order, the provisions of the Product Order prevail.

21.7 INDUSTRY STANDARDS. Except as otherwise set forth herein, for the purpose of this Agreement #2 the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a party's performance is reasonable and timely.

21.8 CROSS REFERENCES. Except as the context otherwise indicates, all references to Exhibits, Parts, Schedules, Articles, Sections, Subsections, Clauses, and Paragraphs refer to provisions of this Agreement #2.

21.9 LIMITED EFFECT OF WAIVER. The failure of either MFN or Lessee to enforce any of the provisions of this Agreement #2, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

21.10 SEVERABILITY. If any term, covenant or condition in this Agreement #2 shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement #2, the remainder of this Agreement #2 shall not be affected thereby, and each term, covenant or condition of this Agreement #2 shall be valid and enforceable to the fullest extent permitted by law.

21.11 NO PARTNERSHIP CREATED. The relationship between MFN and Lessee shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement #2 shall


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be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. The parties, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

21.12 NO REIMBURSEMENT. Unless provided otherwise herein, each party shall perform its obligations without right of reimbursement or contribution from the other party.

21.13 RIGHT TO SUBCONTRACT. MFN or the underlying facility owner may subcontract for any of its obligations hereunder, including splicing, testing, maintenance, repair, relocation, and restoration services. MFN may fulfill its obligations to provide Lessee Fiber in its System by constructing, acquiring title to, acquiring rights in, leasing, entering into financing leases, or otherwise obtaining a right to use its System or various portions thereof. The use of any such subcontractor, underlying Lease provider, financing arrangement, or other arrangement shall not relieve MFN of its obligations hereunder.

21.14 SURVIVAL. No termination or expiration of this Agreement #2, either in part or in whole, shall affect the rights or obligations of any party hereto:
(i) with respect to any payment hereunder for services rendered prior to the date of termination; (ii) pursuant to Articles 12, 13, 14, 16, 19, 21, 23, and 24 entitled Indemnification; Insurance; Taxes and Franchise, License, and Permit Fees; Confidentiality and Publicity; Arbitration; Rules of Construction; Limitation of Liability; and Audit Rights; respectively; or (iii) pursuant to other provisions of this Agreement #2 that, by their sense and context, are intended to survive termination of this Agreement #2.

                   ARTICLE 22. REPRESENTATIONS AND WARRANTIES

22.1 AGREEMENT VALIDITY. Each party represents and warrants that:

         (a) It has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement #2;

         (b) It has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement #2;

         (c) This Agreement #2 constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms;

         (d) Its execution of and performance under this Agreement #2 shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body; and

         (e) It has the right pursuant to such party's Right-of-Way Authorizations to grant the rights to the other party as set forth in this Agreement #2.


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22.2 ACCEPTANCE DATE REPRESENTATIONS. As of the Acceptance Date for any Lessee
Fiber, MFN represents that:

         (a) MFN or the underlying facility owner for any portion of the Lessee Fiber shall have obtained all Right-of-Way Authorizations necessary for the installation and use of the Lessee Fiber hereunder;

         (b) MFN shall have obtained by Lease agreement, lease, or otherwise the right to use portions of the Lessee Fiber it does not own;

         (c) MFN shall have obtained all Right-of-Way Authorizations for the Lessee Fiber;

         (d) no Right-of-Way Authorizations for such Lessee Fiber impose unreasonable limitations or requirements on Lessee's exercise of its rights under this Agreement #2; and

         (e) the Lessee Fiber has been designed, engineered, installed, and constructed in accordance with the specifications set forth in Exhibit D and in compliance with all applicable building, construction and safety codes for such construction and installation, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations.

22.3 DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, MFN MAKES NO WARRANTY TO LESSEE OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY FIBERS OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXCLUDED AND DISCLAIMED.

22.4 NO THIRD-PARTY WARRANTIES. NO FACILITY OWNERS/LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO LESSEE CONCERNING MFN, LESSEE FIBER, THE CABLE, OR THE SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 22.1 OR 22.2. NO LESSEE LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO MFN CONCERNING LESSEE, LESSEE FIBER, THE CABLE, THE MFN SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 22.1 OR 22.2 OR AS TO ANY OTHER MATTER.

                      ARTICLE 23. LIMITATIONS OF LIABILITY

23.1 RESTRICTION ON TYPES OF LIABILITY. Notwithstanding any provision of this Agreement #2 to the contrary, in no event shall either party be liable to the other party for any special, incidental,


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indirect, punitive, reliance or consequential damages, whether foreseeable or not, arising out of, or in connection with this Agreement #2, in tort, breach of contract, breach of warranty, strict liability or any other cause of action, including damage or loss of property or equipment, loss of profits or revenue, cost of capital, cost of replacement services, or claims of customers, whether occasioned by any repair or maintenance performed by, or failed to be performed by, the first party or any other cause whatsoever.

23.2 NO RECOURSE AGAINST RELEASED PARTIES. Neither party shall have any recourse of any kind against any Released Party or any assets of a Released Party under this Agreement #2, it being expressly agreed and understood that no liability whatever shall attach to or be incurred by any Released Party under or by reason of this Agreement #2 or any other instrument, arrangement or understanding related to Leased Fiber. Each party waives all such recourse to the extent set forth in this Section on behalf of its successors, assigns, and any entity claiming by, through, or under such party.

23.3 NO PERSONAL LIABILITY. Each action or claim against any party arising under or relating to this Agreement #2 shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement #2 against any shareholder, employee, officer, director or agent of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Section and shall be entitled to enforce the obligations or provisions of this Section.

                            ARTICLE 24. AUDIT RIGHTS

Each party shall keep such books and records (which shall be maintained on a consistent basis and substantially in accordance with generally accepted accounting principles) as shall readily disclose the basis for any charges (except charges fixed in advance by this Agreement #2 or by separate agreement of the parties) or credits, ordinary or extraordinary, billed or due to the other party under this Agreement #2 and shall make them available for examination, audit, and reproduction by the other party and its agents for a period of one year after such charge or credit is billed or due. To the extent a party seeks reimbursement of out-of-pocket costs or services provided on a per-hour basis, it shall provide reasonable supporting documentation to the other party.

                    ARTICLE 25. IMPROPER PAYMENTS PROHIBITED

Neither party shall use any funds received under this agreement for illegal or otherwise "improper" purposes. Neither party shall pay any commission, fees or rebates to any employee of the other party. If either party has reasonable cause to believe that one of the provisions in this article has been violated, it, or its representative, may audit the books and records of the other party for the sole purpose of establishing compliance with such provisions.


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               ARTICLE 26. ENTIRE AGREEMENT; AMENDMENT; EXECUTION

26.1 INTEGRATION; INCORPORATION; MODIFICATION. This Agreement #2 constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements whether written or oral relating to the subject matter hereof, which are of no further force or effect. The Exhibits and Schedules referred to herein are integral parts hereof and are hereby made a part of this Agreement #2. This Agreement #2 may be modified or supplemented only by an instrument in writing executed by a duly authorized representative of each party.

26.2 COUNTERPARTS; EXECUTION. This Agreement #2 may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. A party may duly execute and deliver this Agreement #2 by execution and facsimile delivery of the signature page of a counterpart to the other party, provided that, if delivery is made by facsimile, the executing party shall promptly deliver a complete counterpart that it has executed to the other party.

In confirmation of their consent to the terms and conditions contained in this Agreement #2 and intending to be legally bound hereby, the parties have executed this Lease Agreement #2 as of the date first above written.


METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:          /s/ William G. La Perch
          ----------------------------------------------------

(Print) Name:       William G. La Perch
              ------------------------------------------------

(Print) Title:      President
              ------------------------------------------------

WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:          /s/ Howard E. Janzen
          ----------------------------------------------------

(Print) Name:       Howard E. Janzen
              ------------------------------------------------

(Print) Title:      President & CEO
              ------------------------------------------------


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                                    EXHIBIT A

                          FIBER TESTING SPECIFICATIONS

MFN will perform fiber testing, as described below, on each Leased Fiber and will provide documentation of these test results to the Customer via e-mail. Each "span" will be defined in documentation included in the Customer's package. Acceptance of a span by Customer will be an acknowledgement by the Customer that all Leased Fiber complies with all performance criteria contained herein and performs within the parameters of the fiber manufacturer's specifications.

1) POWER TESTING: This end-to-end loss measurement will be conducted for each Leased Fiber in the span and from both directions using an industry-accepted laser source and power meter. The bi-directional average will be used to determine the end-to-end loss of the span at each appropriate wavelength. This test will be conducted at both 1310 nm and 1550 nm for Standard Single Mode Fiber; Dispersion Shifted Fiber (True WaveTM, LEAFTM, etc.) will be tested at 1550 nm only. In the event that a span consists of both Standard Single Mode and Dispersion Shifted fiber types, only 1550 nm testing will be conducted. This power testing will ensure fiber continuity and the absence of crossed fibers in the span. Power testing will only be conducted where the Leased Fiber is terminated by MFN in fiber distribution panels at both ends of the span.

2) OTDR TESTING: This testing will be conducted at both 1310 nm and 1550 nm wavelengths when the Leased Fiber consists of Standard Single Mode Fiber, but will be done at 1550 nm only if the Leased Fiber consists of either Dispersion Shifted Fiber (True-WaveTM, LEAFTM, etc.) or a combination of Single Mode and Dispersion Shifted fiber types.

     OTDR testing will be conducted on a bi-directional basis for each Leased Fiber in each span at the appropriate wavelengths for the Leased Fiber described above. However, if due to length or attenuation reasons that the Leased Fiber span exceeds the dynamic range of an OTDR, a portion or the entire span may be tested on a unidirectional basis only. Alternatively, the Leased Fiber span may be divided into shorter testing spans, to the extent reasonably possible, in order to obtain bi-directional analysis. Also, in instances where a Customer intends to accept Leased Fiber that is not terminated at one end by MFN in a fiber distribution panel (such as in a manhole or handhole) only unidirectional testing will be performed.

     The turnover documentation package delivered to Customer will contain the actual traces that detail the testing parameters (including pulse width, averaging and range). The average bi-directional splice loss for all splices within each span will be of 0.15 dB or less while each connector pair (such as at a FDP) will have an average bi-directional loss of 0.5 dB or less. (Note that the front and end connector of the span can only be measured uni-directionally and will also have a loss equal to or less than
     0.5 dB). In the event that OTDR acceptance testing must be done on a unidirectional basis (for reasons described above), an average per span splice loss will be 0.30 dB.

     If the average bi-directional splice loss of each span exceeds 0.15 dB (or
     0.30 dB uni-directionally), MFN will provide upon the Customer's request documentation of at a least three attempts to reduce this value to below
     0.15 dB (0.30 dB uni-directionally). The only exception to this will be in the instance of a splice between two different fiber types (Standard Single-mode to Dispersion Shifted, Depressed-Clad to Matched Clad, fibers with different mode-field diameters).

Customer should also note that the loss and/or reflectance of the front-end connector (as measured using a launch cord) is only an indicator of a problem such as a defective port, bulkhead, or the like. Since a different patch cord will be used by Customer (that connects to their equipment, for example) to mate to this connector, a different loss and/or reflectance may occur.


Exhibit A - Page 1
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                                    EXHIBIT B

                                MFN DATA CENTERS


LA1
2260 East El Segundo Boulevard
El Segundo, CA  90245                            VA2
                                                 1807 Michael Faraday Court
NY1                                              Reston, VA  20190
111 8th Avenue, #209
New York, NY  10011                              VA 4
                                                 2051 Chain Bridge Road
NY2                                              Vienna, VA 22182
111 8th Avenue 6th Floor
New York, NY  10011

SEA2
3433 South 120th Place
Tukwila, WA  98168

SF1
365 Main Street
San Francisco, CA  94105

SJ1
50 W. San Fernando Street, 18th Floor
San Jose, CA  95113

SJ2
150 South First Street, #289
San Jose, CA  95113

SJ3
1735 Lundy Avenue
San Jose, CA   95131

VA1
8100 Boone Boulevard, Suite 110
Vienna, VA  22182




Exhibit B - Page 1

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                                    EXHIBIT C

                                FORM OF AS-BUILTS


1.        Alignment Sheets

A.        As-Built Alignment Sheets shall include the following information:

     o Cable Information: cable type, fiber type, reel number, cable composition

     o Right-of-Way: landowner/facility owner, border locations (per municipality)

     o Route Information: manhole/handhole location and number, manhole/handhole size and ownership, splice locations, cable length markers at splice points and slack coils, splice enclosure type, attachment height (when applicable), pole number (when applicable), bore location (when applicable), bridge/tunnel attachment (when applicable), offset and depth (when applicable), location of utility crossings, location of reference points/permanent structures, transitional points, street names, conduit and innerduct position information/butterflies

B. As-Built Alignment Sheets shall be updated with actual construction field data.

C. The scale of As-Built Alignment Sheets shall not exceed 1" = 200' in metropolitan areas (areas where there is either extensive development and improvement or rapid growth (new building construction)) or 1" = 500' in non-metropolitan areas.

2. Format

Drawings shall be "blue lines", as such term is understood in the industry or in CAD format revision 14 or a later revision. MFN may, after the Acceptance Date, adopt any replacement method of creating or providing drawings that is generally accepted in the industry and that provides equivalent information.

3. Transmission Site Floor Plans

Floor plans for Transmission Sites shall show rack placement and assignment for Lessee's floor space.



Exhibit C - Page 1

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                                    EXHIBIT D

                           CONSTRUCTION SPECIFICATIONS


1.0 GENERAL

The intent of this document is to outline the specifications for construction of a fiber optic cable system. In all cases, the standards and specifications contained in this document or the applicable standards and specifications of federal, state, local or private agencies having jurisdiction, whichever is stricter, shall be followed.

2.0 MATERIAL

o Steel or PVC conduit used in any aspect of this construction effort shall have at least (minimum) Schedule 40 wall thickness.

o Any exposed steel conduit, brackets or other hardware (such as bridge attachments) shall be hot dipped galvanized following fabrication to resist corrosion.

o    All split steel shall be flanged.

o All handholds (fiber optic cable splice points) shall have a minimum loading rating of H20 with 24 inches of cover ( for railroads or non-street applications). For street applications, handholds /covers will be buried flush with the road surface.

o    All manholes shall have a minimum loading rating of H20.

o All innerducts shall be one and one quarter inches (1.25") in diameter or the smallest diameter size possible to allow the pulling of the fiber optic cable as specified elsewhere in this document.

o Buried cable warning tape ( stretch type ) shall be three (3) inches wide and display the following information: "Warning: Buried Fiber Optic Cable", Company Name and Logo, local and emergency One Call "800" telephone numbers. This information shall be repeated along the warning tape at intervals of no more than 24 inches.

o Warning signs or stakes will display the universal " Do Not Dig" symbol. In addition, the warning signs or stakes shall also display the following information: "Warning: Buried Fiber Optic Cable", Company Name and Logo, local and emergency One Call "800" telephone numbers.


Exhibit D - Page 1

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3.0  MINIMUM DEPTHS OF CABLE AND CONDUITS.

The minimum cover required in the placement of fiber optic cable, conduit or inner duct shall be 42 inches except in the following instances:

o The minimum cover in borrow ditches adjacent to roads, highways, railroads and interstate highways shall be 48 inches below the cleanout line or existing grade, whichever is greater.

o The minimum cover across streams, river washes and other waterways shall be 60 inches below the cleanout line or existing grade, whichever is greater.

o At locations where the fiber optic cable, conduit or inner duct crosses other sub-surface utilities or other structures, the fiber optic cable, conduit or inner duct shall be installed in such a way as to provide a minimum of 12 inches of vertical clearance between it and other sub-surface utilities or other structures as well as maintain the applicable minimum depth requirement. To maintain the minimum applicable depth requirement, the fiber optic cable, conduit or inner duct shall be installed under the existing utility or other structure. If the 12 inch vertical separation between the fiber optic cable and other utility or structure cannot be obtained, then the fiber optic cable shall be encased in steel pipe.

o In rock, the fiber optic cable, conduit or inner duct shall be placed to provide a minimum of 18 inches below the surface of the solid rock, or provide a minimum of 42 inches of total cover, whichever requires the least amount of rock excavation. For cover depths of 18 inches to 24 inches, steel pipe is required. Cover depths of 24 inches or greater do not require steel pipe.

o In the case where existing steel pipelines, ducts or conduits are to be utilized, the existing depth shall be considered as adequate.

4.0 BURIED CABLE WARNING TAPE.

o All fiber optic cable, conduit and inner duct shall be installed with buried cable (stretch Type) warning tape except where existing steel pipelines, conduits or other salvaged conduit systems are used. The warning tape as specified earlier in this document shall be placed as follows. One layer of warning tape shall be placed directly on top of the fiber optic cable, conduit or inner duct. A second layer of warning tape shall be placed at a depth of 12 inches below grade.

5.0 CONDUIT/INNER DUCT CONSTRUCTION.

o All conduits or inner ducts may be placed and installed by means of trenching, plowing, jack and bore, mini-directional bore or directional bore. All conduits or inner ducts will generally be placed on level grade, parallel to the surface and with only gradual changes in grade elevation.


Exhibit D - Page 2

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o    Steel conduit will be joined with threaded collars, Zap-Lok or through welding. (Welding is the preferred joining method)

o All paved city, state, federal and interstate highway and railroad crossings will be encased in HDPE or steel conduit. If the crossings are at grade, steel conduit is not required if the cable or inner duct is placed with a minimum of 10 feet of cover.

o All longitudinal cable runs under paved streets shall be placed in steel, HDPE or PVC conduit.

o    Metro areas shall be defined for the purpose of this document as follows:

          a) There are more than three (3) paved public road crossings per mile.

          b)   There are more than six (6) utility crossings per mile.

          c)   Developed and/or improved areas.

          d)   High growth areas.

          Note: Railroad right-of-ways are not considered metro areas.

o All fiber optic cable crossings of major streams, rivers, bays and navigable waterways shall be placed in HDPE, PVC or steel conduit.

o At all other utility or other underground obstacle crossings, the fiber optic cable shall be placed in split or solid steel conduit and the conduit will extend at least ten (10) feet beyond the edges of the obstacle in both directions.

o    All jack and bores will utilize steel conduit.

o All directional and mini-directional bores will utilize HDPE or steel conduit.

o Fiber optic cable placed in rock will be installed in HDPE, PVC or steel conduit.

o Fiber optic cable placed in swampy or wetland areas will be installed in HDPE, PVC or steel conduit.

o Fiber optic cable placed on bridges shall be installed in steel conduit and the conduit shall have expansion joints placed at each structural (bridge) expansion joint or at the minimum every 150 feet, whichever is the shorter distance.

o Whenever steel, HDPE or PVC conduit is installed, it must have inner ducts placed inside of it. No fiber optic cable shall be run directly in a solid conduit. The fiber optic cable must be installed inside one of the inner ducts within the solid conduit.

EXECUTION COPY                                                      CONFIDENTIAL


6.0 FIBER OPTIC CABLE INSTALLATION.

o The fiber optic cable shall be installed by using a powered pulling winch and hydraulic powered assist wheels. The maximum pulling force applied to the fiber optic cable shall not exceed six hundred (600) pounds or as specified by the cable manufacturer. Sufficient pulling assists must be available and used to ensure that the maximum pulling force is never exceeded at any point along the pull. In addition, the following shall also be applied:

          a)   The cable shall be lubricated during all pulls.

          b) A pulling swivel break away rated at 600 pounds of force (or as specified by cable manufacturer shall be used at all times.

          c)   All fiber optic splices shall be made in handholds or manholes.

          d) A minimum of 20 meters of fiber optic cable slack shall be left at all intermediate handholds or manholes where no cable splicing takes place.

          e) A minimum of 30 meters of fiber optic cable slack is to be left at all handhold and manhole cable splice locations.

          f) A minimum of 50 meters of fiber optic cable slack is to be left in all facility locations such as POP sites, regenerator locations, amplifier locations or terminal locations.

          g) All contractors that handle the cable will be required to attend manufacturer sponsored training classes.

7.0 MANHOLES AND HANDHOLDS.

o Manholes shall be placed in traveled surface streets and shall have locking lids.

o Handholds shall be placed in all other areas and they shall be installed with 24 inches of soil covering the handhold lid. All handholds locations shall be identified with cable markers on either side of the handhold with exact and specific information as to the location of the handhold.

o All handhold and manhole locations shall be clearly marked on all installation as-build drawings.

o Carrots (location toning devices) will be installed on all buried Manholes or Handholds. Carrots will be supplied by the Owner.

8.0 CABLE MARKERS (WARNING SIGNS).

o Cable markers shall be installed at all locations where changes in cable running line direction occur, at all fiber optic cable manhole/handhold splice points, pullboxes and assist points as well as at both sides of street, road, highway or railroad crossing. Under no circumstances, shall any markers be spaced more than 500 feet apart in metro areas and more than 1000 feet apart in non-metro areas. Markers shall always be positioned in such a way so that they can be seen from the route of the cable and they should be installed, generally, in the direction perpendicular to the cable route line.


Exhibit D - Page 4

EXECUTION COPY                                                      CONFIDENTIAL


o All handholds, manholes, splice points, assists shall be indicated on the marker posts. The fiber optic cable metallic member shall be grounded at all fiber optic cable splice point locations. A tone system will be utilized for cable locates, with locate terminals placed at each fiber optic splice point location. The locate dial up units will be placed at every equipment shelter along the fiber optic cable route. The locating tone will be carried by the metallic sheath which is part of the fiber optic cable assembly.

9.0 SAFETY AND ENVIRONMENTAL CONSIDERATIONS.

o All work described in this document shall be performed in strict accordance with all applicable federal, state, local and private rules, laws and regulations relating to safety and environmental issues, including those set forth by OSHA and the EPA.


10.0 CABLE SPLICING AND TESTING IN THE FIELD. ( SEE DETAILED SPLICING AND TESTING REQUIREMENTS -EXHIBIT A )

o The fiber optic cables entering a splice case within a splice manhole or handhold shall be on the same side of the case. No so called "in-line" splices shall be allowed.

o Only splices from one buffer tube shall be housed in any splice tray. Under no circumstances will a fiber optic cable buffer tube be split between two or more splice trays.

o    Under no circumstances will jumpers be allowed from tray to tray.

o All fiber splices shall be matched up color-to-color in both the buffer tubes and individual fiber strand cladding. Under no circumstances will "frogging" of fiber strands be permitted.

o All splices shall be made with a profile alignment fusion splicing machine. All splices shall protected by heat shrink tubing.

o Fiber Optic Cable Splicing, Testing and Acceptance Procedures are outlined in a separate attachment to this document. (Exhibit A) - -

11.0 TERMINATION OF FIBER OPTIC CABLE.

o All fiber optic strands within the MFNS fiber optic cable will be terminated on MFNS provided and designated bulkheads or fiber distribution panels located at all MFNS regenerator, amplifier, terminal, junction and POP locations along the MFNS fiber route.


Exhibit D - Page 5

EXECUTION COPY                                                      CONFIDENTIAL


NOTES:

This document outlines MFN construction specifications. These specifications are not applicable to the entire MFN network. However, all segments have been constructed to generally acceptable industry best practices.



Exhibit D - Page 6

EXECUTION COPY

CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                      FIRST AMENDMENT TO LEASE AGREEMENT #2

         THIS FIRST AMENDMENT (this "Amendment") is made by and between METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation ("MFN") and WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company ("Lessee").

                                   Background

Lessee and MFN are parties to that certain Lease Agreement #2 dated April 26, 2002 (the "Agreement #2").

On May 20, 2002, MFN and most of its direct and indirect domestic subsidiaries each filed voluntary petitions for reorganization pursuant to Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and MFN is currently operating its business and managing its property as a debtor-in-possession (the "Pending Bankruptcy Case").

The parties now wish to amend the Agreement #2 in accordance with the terms set forth in this Amendment.

NOW THEREFORE, for mutual consideration, the value of which the parties acknowledge, the terms of the Agreement #2 are amended as follows:

1. Capitalized terms not otherwise defined in this Amendment have the meaning ascribed in the Agreement #2.

2. The definition of "Term" is deleted and replaced with the following:

"'TERM' begins on the date of full execution of the First Amendment to this Agreement #2 and includes the initial term and any subsequent renewal terms."

3. Section 3.2 is hereby amended to substitute "54,324 fiber miles" for 42,024 fiber miles in the first sentence.

4. The following Section 3.6 is added to the Agreement #2:

"TERM. The initial term of the agreement expires [*********] years after the Effective Date of the First Amendment to this Agreement #2, with
[***************] renewal periods. Unless Lessee provides a minimum of 60 days notice of termination prior to the expiration of the then-current term, the Agreement #2 automatically renews under the same terms and conditions."

5. Section 4.1 is deleted and replaced with the following:

"Lessee shall make monthly payments to MFN in advance during the Term. Pricing for new orders, unless otherwise agreed, will be calculated as [******] per fiber mile per month based on the fiber miles set forth in each Product Order, provided, however, if Lessee Fiber is designated


CONFIDENTIAL
PAGE 1 OF 4

EXECUTION COPY


in the Product Order as "Unrestricted Fiber" then the pricing for such unrestricted fiber will be [****] per fiber mile per month ("Lease Payments"). For purposes of the Agreement #2, "Unrestricted Fiber" refers to Lessee Fiber which may be subleased as dark fiber. Notwithstanding the forging, all Product Orders are subject to minimum pricing of [******] per month for the first 4 fibers and [******] per month for each additional fiber pair thereafter and Lessee may not lease more than [***] of its total Lessee Fibers as Unrestricted Fiber. The right to lease unrestricted fiber automatically terminates upon a change of control of Lessee; provided, however, that a change of control resulting from the recapitalization of Lessee's parent company, Williams Communications Group, Inc. as part of its current Chapter 11 proceedings will not cause a termination of Lessee's sublease rights so long as Lessee is not thereafter controlled by a third-party telecommunications provider. MFN represents that the fiber miles stated in each Product Order, are either the actual fiber miles (calculated as the route miles traversed by the Lessee Fiber multiplied by the number of Lessee Fiber on the route) or a bona fide estimate thereof, such estimate calculated utilizing OTDR distances less ten percent (10%)."

6. Section 20.3 is deleted and replaced with the following:

"RESTRICTION OF TRANSFER OF DARK FIBER RIGHTS. MFN is providing the Lessee Fiber for Lessee's exclusive use. Except to the extent Lessee pays for the right to sublease the Lessee Fiber as contemplated in Section 4.1, Lessee may not sublease, swap, assign, license, sublicense, sell or share the Lessee Fiber as "dark fiber," as such term is commonly understood in the telecommunications industry.

7. The following Section 17.7 is added to the Agreement #2:

"CROSS DEFAULT. MFN and Lessee are parties to a Lease Agreement dated April 26, 2002 pursuant to which MFN is the lessee (the "Longhaul Agreement"). The parties agree that a default under the Longhaul Agreement is deemed a default under this Agreement #2, giving the non-defaulting party the right to terminate if the Longhaul Agreement is likewise terminated. The right to terminate under this
Section 17.7 automatically expires if the non-defaulting party does not provide notice, within 60 days of termination of the Longhaul Agreement, of its intent to exercise its right to terminate this Agreement #2. Such termination shall be effective 120 days after such notice, if given.

7. EFFECTIVE DATE. This Amendment is effective upon the date of the last signature hereto ("Effective Date"). Notwithstanding the foregoing, the parties acknowledge that the Amendment must be approved by the Bankruptcy Court pursuant to an order, in form and substance acceptable to Lessee and MFN, which provides for, among other things, the following: (i) assumption of the Agreement #2, as amended, pursuant to section 365 of the Bankruptcy Code, and (ii) a finding that the parties negotiated the Amendment at arm's length and in good faith. If such approval is not obtained on or before October 17, 2002 or such later date as the parties may agree to, this Amendment will be null and void and of no force or effect and Lessee agrees to pay the difference between the amended amounts invoiced for October and the actual amounts owed under the Agreement #2.

8. ASSUMPTION AND WAIVER OF SPECIFIC CLAIMS. If following the assumption of the Agreement #2:


CONFIDENTIAL
PAGE 2 OF 4

EXECUTION COPY



         (a) one or more metro fiber rings currently operated by MFN on which Lessee has Lessee Fiber, is effectively abandoned because MFN elects no longer to operate those markets and the markets are sold to a third party, then any damage claim of Lessee arising from the effective abandonment of any such market is a general unsecured claim in the Pending Bankruptcy Case; and/or

         (b) one or more, but less than all, MFN's metropolitan networks are sold to a third party who intends to operate such networks, then, subject to Lessee's rights under section 365 of the Bankruptcy Code as described below, Lessee and MFN will execute a new agreement in all respects identical to the existing Agreement #2 but which includes only the Lessee Fiber in markets sold to a third party. The new agreement may be assigned by MFN to the third party pursuant to section 365 of the Bankruptcy Code, and the existing Agreement #2 will be deemed amended to eliminate the assigned Lessee Fiber from its scope. The occurrence of events contemplated by this subparagraph is not a breach by MFN of the Agreement #2 and will not give rise to a claim. Lessee may object to any assignment pursuant to section 365 of the Bankruptcy Code on the grounds that Lessee is not receiving adequate assurance of future performance or that an assignment to the third party assignee in question is otherwise not permitted under the Bankruptcy Code; provided, however, that in the event Lessee's objection to such assignment is sustained but the relevant network is nevertheless sold to the third party, the parties agree that damages, if any, arising from the breach resulting from MFN's inability to provide service to Lessee under the Agreement #2 with respect to the Lessee sold to the third party, will be a general unsecured claim in the Pending Bankruptcy Case; or

         (c) the Agreement #2 is terminated due to MFN's failure to perform or its rejection thereof, nothing herein constitutes a waiver of Lessee's right to a general unsecured claim for all outstanding Pre-Petition Debt and an administrative claim for post petition damages caused by any breach of the Agreement #2, or of the right of MFN or any party in interest to object to any such claim. Any and all administrative expense claims will require Williams Communications to satisfy the requirements of the Bankruptcy Code to establish the claim and is without prejudice to any other party's right to contest such claim; and/or

9. Except as amended, all of the original terms and conditions of the Agreement #2 continue in full force and effect, neither party is in currently in default, and the Agreement #2, as amended is hereby ratified and confirmed.


CONFIDENTIAL
PAGE 3 OF 4

EXECUTION COPY


10. This Amendment may be executed in counterparts, each of which taken together constitute one and the same instrument.

The parties have executed this Amendment on the dates set forth below.

METROMEDIA FIBER NETWORK SERVICES, INC., a Delaware corporation


Signature:        /s/ William G. La Perch
          ----------------------------------------------------

(Print) Name:     William G. La Perch
              ------------------------------------------------

(Print) Title:    Sr. Vice President
              ------------------------------------------------

(Print) Date:     10/10/02
             -------------------------------------------------




WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company


Signature:        /s/ Frank M. Semple
          ----------------------------------------------------

(Print) Name:      Frank M. Semple
              ------------------------------------------------

(Print) Title:    Chief Operating Officer
              ------------------------------------------------

(Print) Date:     10/2/02
             -------------------------------------------------



CONFIDENTIAL
PAGE 4 OF 4